                                                                   Exhibit 10.15

                                                                  EXECUTION COPY

                                METABOLIX, INC.
                    21 ERIE STREET, CAMBRIDGE, MASSACHUSETTS

                                TABLE OF CONTENTS

                                                                              PAGE
ARTICLE 1: BASIC TERMS...........................................................1
ARTICLE 2: PREMISES AND APPURTENANT RIGHTS.......................................6
  2.01  Lease of Premises; Appurtenant Rights....................................6
ARTICLE 3: LEASE TERM............................................................8
  3.01  Lease Term; Delay in Commencement........................................8
  3.02  Hold Over................................................................8
  3.03  Right to Extend..........................................................9
  3.04  Early Termination Right.................................................11
ARTICLE 4: RENT.................................................................13
  4.01  Base Rent...............................................................13
  4.02  Additional Rent.........................................................13
  4.03  Late Charge.............................................................15
  4.04  Interest................................................................15
  4.05  Method of Payment.......................................................15
  4.06  Tenant's Pro Rata Share.................................................16
ARTICLE 5: TAXES................................................................16
  5.01  Taxes...................................................................16
  5.02  Definition of "Taxes"...................................................16
  5.03  Personal Property Taxes.................................................17
ARTICLE 6: UTILITIES............................................................17
  6.01  Utilities and Common Facilities.........................................17
ARTICLE 7: INSURANCE............................................................18
  7.01  Coverage................................................................18
  7.02  Avoid Action Increasing Rates...........................................19
  7.03  Waiver of Subrogation...................................................19
  7.04  Landlord's Insurance....................................................19
ARTICLE 8: COMMON EXPENSES......................................................20
  8.01  Operating Expenses......................................................20

ARTICLE 9: USE OF PREMISES......................................................21
  9.01  Permitted Uses..........................................................21
  9.02  Indemnification.........................................................21
  9.03  Compliance With Legal Requirements......................................22
  9.04  Environmental Substances................................................23
  9.05  Signs and Auctions......................................................25
  9.06  Landlord's Access.......................................................25
ARTICLE 10: CONDITION AND MAINTENANCE OF PREMISES AND PROPERTY..................26
  10.01 Existing Conditions.....................................................26
  10.02 Exemption and Limitation of Landlord's Liability........................26
  10.03 Landlord's Obligations..................................................27
  10.04 Tenant's Obligations....................................................27
  10.05 Tenant Work.............................................................28
  10.06 Condition upon Termination..............................................32
  10.07 Decommissioning of the Premises.........................................33
ARTICLE 11: ROOFTOP LICENSE.....................................................34
  11.01 Rooftop License.........................................................34
  11.02 Installation and Maintenance of Rooftop Equipment.......................35
  11.03 Indemnification.........................................................35
  11.04 Removal of Antenna......................................................35
  11.05 Interference by Antenna.................................................36
  11.06 Relocation of Antennas .................................................37
ARTICLE 12: DAMAGE OR DESTRUCTION; CONDEMNATION.................................37
  12.01 Damage or Destruction of Premises.......................................37
  12.02 Eminent Domain..........................................................39
ARTICLE 13: ASSIGNMENT AND SUBLETTING...........................................39
  13.01 Landlord's Consent Required.............................................40
  13.02 Terms...................................................................40
  13.03 Right of Termination or Recapture.......................................40
  13.04 Procedures..............................................................41

  13.05 Excess Rents............................................................4l
  13.06 No Release..............................................................42
  13.07 Termination Upon Assignment.............................................43
ARTICLE 14: EVENTS OF DEFAULT AND REMEDIES......................................43
  14.01 Events of Default.......................................................43
  14.02 Remedies for Default....................................................45
ARTICLE 15: SECURITY DEPOSIT....................................................47
  15.01 Security Deposit........................................................47
ARTICLE 16: PROTECTION OF LENDERS/GROUND LANDLORD...............................49
  16.01 Subordination and Superiority of Lease..................................49
  16.02 Rent Assignment.........................................................50
  16.03 Other Instruments.......................................................50
  16.04 Estoppel Certificates...................................................50
  16.05 Financial Condition.....................................................5l
ARTICLE 17: MISCELLANEOUS PROVISIONS ...........................................5l
  17.01 Landlord's Consent Fees.................................................51
  17.02 Notice of Landlord's Default............................................51
  l7.03 Quiet Enjoyment.........................................................52
  17.04 Interpretation..........................................................52
  17.05 Notices.................................................................52
  17.06 No Recordation..........................................................52
  17.07 Corporate Authority.....................................................52
  17.08 Joint and Several Liability, Counterparts...............................53
  17.09 Force Majeure...........................................................53
  17.10 Limitation of Warranties................................................53
  17.11 No Other Brokers........................................................53
  17.12 Applicable Law and Construction.........................................53
ARTICLE 18: EXPANSION RIGHTS....................................................54
  18.1  Right of First Offer....................................................54

                                    EXHIBITS

EXHIBIT A - PROPERTY............................................................58
EXHIBIT B - PREMISES............................................................60
EXHIBIT C - FORM OF LETTER OF CREDIT............................................61
EXHIBIT D - FORM OF CONFIRMATION OF DELIVERY DATE...............................63
EXHIBIT E - RULES AND REGULATIONS...............................................64
EXHIBIT F - ENVIRONMENTAL SUBSTANCES............................................66
EXHIBIT G - CONSTRUCTION DOCUMENTS..............................................67
EXHIBIT H - TENANT WORK INSURANCE SCHEDULE......................................72
EXHIBIT H-1 - TENANT CONTRACTOR AND SUBCONTRACTOR INSURANCE
LIMIT REQUIREMENTS..............................................................75
EXHIBIT I - BASE BUILDING WORK..................................................80
EXHIBIT J - TENANT RELATED WORK.................................................81
EXHIBIT K - INTENTIONALLY OMITTED.................................................
EXHIBIT L - FINISH WORK LETTER..................................................82
EXHIBIT M - INITIAL WARRANT.....................................................87
EXHIBIT N - FIRST OFFER SPACE...................................................88
EXHIBIT O - TERMINATION PAYMENT EXAMPLE.........................................89
EXHIBIT P - STANDARD FORM OF CONSENT TO A SUBLEASE..............................90

                                METABOLIX, INC.

                    21 ERIE STREET, CAMBRIDGE, MASSACHUSETTS

ARTICLE 1: BASIC TERMS

The following terms used in this Lease shall have the meanings set forth below.

DATE OF LEASE:                  As of December 29, 2003

LANDLORD                        21 Erie Realty Trust

TENANT                          Metabolix, Inc., a Delaware corporation

GUARANTOR:                      Not Applicable.

ADDRESS OF PROPERTY:            21 Erie Street, Cambridge, Massachusetts.

BUILDING AND PROPERTY:          The two story building containing approximately
                                48,627 rentable square feet ("BUILDING") in the City of Cambridge, Massachusetts, located on a parcel of land described in EXHIBIT A (the
                                Building and such parcel of land being
                                collectively referred to as the "PROPERTY").

PREMISES:                       28,019 rentable square feet, consisting of
                                26,422 rentable square feet on the second floor of the Building (being all of the second floor) and 1,597 rentable square feet on the first floor of the building, each located as described in EXHIBIT B.

TENANT'S PRO RATA SHARE:        57.6%

TERM:

     Initial Term:              Ten (10) Lease Years from the Commencement
                                Date.

     Extension Term:            Two (2) extension terms of five (5) Lease
                                Years.

     Lease Year:                The first Lease Year begins at 12:01 a.m. on
                                the Term Commencement Date and ends at 11:59 p.m. on the last day of the twelfth full calendar month after said Term Commencement
                                Date. Each subsequent Lease Year ends at 11:59 p.m. twelve months after the preceding one Lease Year.

     Estimated Delivery Date:   March 15, 2004

     Term Commencement Date:    The Delivery Date as set forth in Section 3.01.

     Rent Commencement Date:    The earlier of (a) two months after the
                                Delivery Date (e.g. May 1, 2004, if the Delivery
                                Date occurs on March 1, 2004) or (b) two months after the date upon which Tenant first occupies all or any portion of the Premises for the conduct of its business (e.g. April 15, 2004 if Tenant occupies a portion of the Premises for the conduct of its business on February 15,
                                2004).

PERMITTED USES:                 Technical office for research and development,
                                laboratory and research facility, and, as an ancillary use, limited manufacturing activity to the extent permitted under applicable zoning laws.

BROKER(S):                      Richards Barry Joyce & Partners, LLC for the
                                Tenant and CBRE Lynch Murphy Walsh Advisors for the Landlord.

MANAGEMENT COMPANY:             Hallkeen Management Group

SECURITY DEPOSIT:               $493,975 in the form of cash or an irrevocable
                                Letter of Credit as set forth in ARTICLE 15.

PARKING: 28 parking spaces as set forth in Section 2.01(e) at the rate of one (1) parking space(s) per 1,000 rentable square feet of the Premise.

BASE RENT:

     Initial Term:              $756,513 per annum ($27.00 per rentable square
                                foot of the Premises), increased annually effective on the first day of each Lease Year to reflect increases, if any, on account of the CPI Adjustment as defined and described in
                                Section 3.03(d).

     Extension Term:            Base Rent per annum shall be the greater of (x)
                                Market Rent, as determined pursuant to Section
                                3.03, or (y) the Base Rent immediately prior to the Extension Term as adjusted at the beginning of the Extension Term by the CPI Adjustment;
                                but Base Rent in an Extension Term shall never be less than Base Rent paid in the Lease Year immediately prior to such Extension Term.

ADDITIONAL RENT:                All amounts payable by Tenant under this Lease
                                other than Base Rent, including: Tenant's Pro
                                Rata Share of Taxes (Article 5), utilities
                                (Article 6), insurance premiums (Article 7) and other Operating Expenses (Article 8). (See
                                Section 4.02)

ORIGINAL ADDRESS OF LANDLORD:   21 Erie Realty Trust
                                c/o Lyme Properties, LLC
                                101 Main Street, 18th Floor
                                Cambridge, MA 02142
                                Attn: David Clem and Robert L. Green

                                With copies to:

                                Piper Rudnick LLP
                                One International Place
                                21st Floor
                                Boston, MA 02110
                                Attn: Greg D. Peterson, Esq.

ORIGINAL ADDRESS OF TENANT:     Before Delivery Date:

                                Metabolix, Inc.

                                303 Third Street
                                Cambridge, MA 02142
                                Attn: President

                                After Delivery Date:

                                At the Premises, Attn: President

                                With copies to:

                                Testa, Hurwitz & Thibeault, LLP
                                125 High Street
                                Boston, MA 02110
                                Attn: Douglas M. Henry, Esq.

BASE BUILDING WORK:             As set forth in Section 10.03(a)

TENANT RELATED WORK             As set forth in Section 10.03(a)

EXHIBITS:                       Exhibit A:   Property
                                Exhibit B:   Premises
                                Exhibit C:   Form of Letter of Credit
                                Exhibit D:   Form of Confirmation of Delivery
                                             Date
                                Exhibit E:   Rules and Regulations
                                Exhibit F:   Environmental Substances
                                Exhibit G:   Construction Document Requirements
                                Exhibit H:   Tenant Work Insurance Schedule
                                Exhibit H-1: Tenant Contractor and Subcontractor
                                             Insurance Limit Requirements
                                Exhibit I:   Base Building Work
                                Exhibit J:   Tenant Related Work
                                Exhibit K:   Intentionally Omitted
                                Exhibit L:   Finish Work Letter
                                Exhibit M:   Initial Warrant
                                Exhibit N:   First Offer Space
                                Exhibit O:   Termination Payment Example
                                Exhibit P:   Standard Form of Consent to a
                                             Sublease

                         LIST OF CERTAIN DEFINED TERMS

AAA........................................................................11.05
Additional Rent........................................................Article 1
Adjustment...............................................................3.03(d)
Administrative Charge...................................................14.02(f)
Arbitrator...............................................................3.03(c)
Base Building Work......................................................10.03(a)
Base Price Index.........................................................3.03(d)
Construction Documents..................................................10.05(b)
Coordination Schedule...............................................Section L.10
Core Building Systems...................................................10.05(a)
CPI......................................................................3.03(d)
CPI Adjustment...........................................................3.03(d)
Delivery Date...............................................................3.01
Dissolution Termination Date...............................................13.07
Early Termination Date......................................................3.04
Environmental Law...........................................................9.04
Environmental Substances....................................................9.04
Event of Default...........................................................14.01
Extension Term...........................................................3.03(a)
Finish Work.............................................................10.04(c)
Indemnitees.................................................................9.02
Initial Warrant............................................................14.01
Lease..................................................................Exhibit D
Legal Requirement...........................................................9.03
Letter of Credit...........................................................15.01
Market Rent..............................................................3.03(c)
Merger/Sale Termination Notice.............................................13.07
Mortgage...................................................................16.01
Mortgagee..................................................................16.01
Non-monetary Default.......................................................17.12
Operating Costs..........................................................4.02(a)
Operating Expenses..........................................................8.01
Related Party Transfer.....................................................13.04
Reletting Expenses......................................................14.02(a)
Rent.....................................................................4.02(a)
Rooftop Installation Areas.................................................11.01
Special Costs..........................................................10.07(ii)
Special Procedures.....................................................10.07(ii)
Tenant Contractor.......................................................10.05(c)
Tenant Property............................................................10.06
Tenant's Architect......................................................10.05(b)

Tenant's Equipment.........................................................11.01
Term.......................................................................17.12
Termination Notice..........................................................3.04
Termination Payment.........................................................3.04
Third Arbitrator.........................................................3.03(c)
Total Operating Costs....................................................4.02(a)
Transfer...................................................................13.01
Transfer Expenses..........................................................13.05
Transferee.................................................................13.01
Utility Service.............................................................6.01
Utility Service Provider....................................................6.01
Utility Switching Points ...................................................6.01
Warrant....................................................................14.01

ARTICLE 2: PREMISES AND APPURTENANT RIGHTS

2.01 LEASE OF PREMISES; APPURTENANT RIGHTS. Landlord hereby leases the Premises to Tenant, and Tenant hereby leases the Premises from Landlord, for the Term. Subject to Landlord's reasonable rules of general applicability from time to time adopted and of which Tenant is given notice, Tenant shall have access to the Premises twenty-four (24) hours a day, seven (7) days a week. Landlord's initial rules are set forth in Exhibit E.

     (a) EXCLUSIONS. The Premises exclude common areas and facilities of the Property, including without limitation exterior faces of exterior walls, the common stairways and stairwells, entranceways and the main lobby, elevators and elevator wells, fan rooms, electric and telephone closets, janitor closets, freight elevator vestibules, and pipes, ducts, conduits, wires and appurtenant fixtures serving other parts of the Property (exclusively or in common) and other common areas and facilities from time to time designated as such by Landlord. If the Premises include less than the entire rentable area of any floor, then the Premises also exclude the common corridors, elevator lobby and toilets located on such floor.

     (b) APPURTENANT RIGHTS. Tenant shall have, as appurtenant to the Premises, rights to use in common with others (subject to reasonable rules of general applicability of which Tenant is given notice) the common areas and facilities of the Property.

     (c) RESERVATIONS. In addition to other rights reserved herein or by law, Landlord reserves the right from time to time, without unreasonable (except in emergency) interruption of Tenant's use: (i) to make additions to or reconstructions of the Building (including without limitation the Base Building Work and tenant improvements in other premises within the Building) and to install, use, maintain, repair, replace and relocate for service to the Premises and other parts of the Building, or either, pipes, ducts, conduits, wires and appurtenant fixtures, wherever located in the Premises, the Building, or elsewhere in the Property; (ii) to alter or relocate any other common area or facility, including the drives, lobbies and entrances and (iii) to grant easements and other rights with respect to the Property. Installations, replacements and relocations within the Premises referred to in clause (i) shall be located as far as practicable in the core areas of the Building, above ceiling surfaces, below floor surfaces or within perimeter walls of the Premises. Alterations, relocations or grants referred to in clauses (ii) and
(iii) above shall neither have a material adverse effect on Tenant's access to the Premises, nor increase Tenant's Pro Rata Share. This Lease, and Tenant's leasehold interest in the Premises, are subject to, and with the benefit of, the terms, covenants and conditions of this Lease, and rights, agreements, easements and restrictions of record applicable to the Property, all of which Tenant shall perform and observe insofar as the same are applicable to the Premises; provided, however, that Tenant shall not be bound by any easements or restrictions made after the date of this Lease that materially affect Tenant's rights and obligations under this Lease unless and until Landlord has obtained Tenant's prior written consent thereto, which shall not be unreasonably withheld, conditioned or delayed. Landlord hereby represents and warrants that none of the existing agreements, easements and restrictions of record prohibit or restrict use of the Demised Premises for the Permitted Uses.

     Landlord further reserves the right to develop additions and other improvements at the Property as it may determine in its discretion. This may entail subdivision of the Property, a separate ground lease of a portion of the Property, or creation of a condominium in a manner that allows development of any addition or other improvements as an independent project. This Lease shall be subject and subordinate to any such subdivision, ground lease, or condominium (and covenants and easements granted in connection therewith) so long as the same are not inconsistent in any material respect with Tenant's rights under this Lease or would not result in any increase in Tenant's Pro Rata Share.

     Tenant agrees not to take any action to hinder or oppose any additional development at the Property proposed by Landlord so long as such additional development is not inconsistent in any material respect with Tenant's rights under this Lease or would result in an increase in Tenant's Pro Rata Share.

     (d) PARKING. During the Term, Landlord shall provide Tenant with one parking pass for each of the number of parking spaces set forth in Article 1 for use at the garage located on the Property. Use of the parking spaces shall be on a non-exclusive, non-reserved basis. Tenant shall pay for such parking passes to such spaces (whether or not so used) at the then current prevailing monthly rate for garage parking spaces in the area, as reasonably determined by the Landlord from time to time. The current monthly rate for such parking is $200 per month per space. Such payments shall constitute Additional Rent for purposes of the Lease. Payments under this Section shall be made at the places and times and subject to the conditions specified for payments of Base Rent, or at such other places and times as Landlord shall specify in writing. To the extent applicable to Tenant's use of the parking spaces, the provisions of the Lease shall apply, including rules and regulations of general applicability from time to time promulgated by Landlord. Without limiting Landlord's other remedies under the Lease, if Tenant shall fail to pay the amounts due for such parking spaces for more than ten (10) days after written notice of such failure more than once in a twelve-month period, then Landlord may terminate Tenant's rights to such spaces immediately upon notice by Landlord.

     The parking passes shall not be assigned or sublicensed except in connection with a Transfer permitted under Article 13. Tenant acknowledges that Landlord has informed Tenant that the parking garage may be available for transient parking and that, for the purpose of maximizing usage of the facility, Landlord may allocate in its tenant leases more than the actual parking spaces anticipated to be available to the Property. It is further acknowledged and agreed that as a consequence of such over-allocation of parking spaces and/or transient usage, there may occasionally occur instances in which the number of parking spaces actually available to Tenant shall be less than the Parking Spaces to which Tenant is entitled under this Lease. Landlord shall incur no liability to Tenant as a consequence of such events; provided, however, that if any passholder is denied entry to the parking garage more than two times in any calendar month, and further provided that Tenant gives written notice to Landlord within five days of each such occurrence, Landlord will refund one month's then-current parking space fee to Tenant.

ARTICLE 3: LEASE TERM

3.01 LEASE TERM; DELAY IN DELIVERY DATE. The Initial Term of this Lease is set forth in Article 1. Landlord shall use reasonable efforts to substantially complete the Tenant Related Work and deliver the Premises to Tenant on or before the Estimated Delivery Date. The "DELIVERY DATE" shall mean the date that Landlord delivers to Tenant a certificate of Landlord's architect stating that the Tenant Related Work is substantially complete, but in any event shall be no earlier than March 1, 2004. Promptly after the Delivery Date, Landlord and Tenant shall execute and deliver a Confirmation of Delivery Date in the form of EXHIBIT D, but Rent shall commence on the Rent Commencement Date whether or not such confirmation is executed. Landlord's failure to deliver the Premises to Tenant on or before the Estimated Delivery Date, for any reason, shall not give rise to any liability of Landlord hereunder, shall not constitute a Landlord's default, shall not affect the validity of this Lease, and shall have no effect on the beginning or end of the Term as otherwise determined hereunder or on Tenant's obligations associated therewith, but Tenant shall only commence paying Rent on the Rent Commencement Date.

3.02 HOLD OVER. If Tenant (or anyone claiming through Tenant) shall remain in occupancy of the Premises or any part thereof after the expiration or early termination of the Term without a written agreement therefor executed and delivered by Landlord, then without limiting Landlord's other rights and remedies the person remaining in possession shall be deemed a tenant at sufferance, and Tenant shall thereafter pay monthly rent (pro rated for such portion of any partial month as Tenant shall remain in possession) at a rate equal to the greater of (a) 125% of the fair market rent then being quoted by Landlord for the Premises or comparable space in the Building, or (b) 150% of the amount payable as Base Rent for the 12-month period immediately preceding such expiration or termination, and in either case with all Additional Rent also payable as provided in this Lease. After Landlord's acceptance of the full amount of such rent for the first month of such holding over, the person remaining in possession shall be deemed a tenant at will at such rent and otherwise subject to all of the provisions of this Lease. Notwithstanding the foregoing, if Landlord desires to regain possession of the Premises promptly after the termination or expiration hereof and prior to acceptance of rent for any period thereafter, Landlord may, at its option, and if permitted pursuant to applicable law, forthwith re-enter and take possession of the Premises or any part thereof without process or by any legal process in force in the state where the Property is located. Notwithstanding the establishment of any holdover tenancy following the expiration or earlier termination of the Term, if Tenant fails promptly to vacate the Premises at the expiration or earlier termination of the Term, Tenant shall save Landlord harmless and indemnified against any claim, loss, cost or expense (including reasonable attorneys' fees) arising out of Tenant's failure promptly to vacate the Premises (or any portion thereof) and upon demand pay to Landlord any actual damages or loss incurred by Landlord as a result of any delayed or terminated lease of all or part of the Premises by another party.

3.03 RIGHT TO EXTEND.

     3.03(a) EXTENSION TERM. The Term of this Lease of all of the Premises may be extended for two (2) additional five (5)-year periods (each, an "EXTENSION TERM") by unconditional written notice from Tenant to Landlord at least 18 months before the end of the then expiring Term, time being of the essence. If Tenant does not timely exercise this option, or if on the date of such notice, at the time that Landlord is obligated to provide Tenant with Landlord's determination of Market Rent as set forth in Section 3.03(b), below, or at the beginning of the Extension Term (i) a default exists beyond applicable notice and cure periods or (ii) Tenant has made any Transfer under Article 13 of more than fifty percent (50%) of the Premises in the aggregate, Tenant's right to extend shall irrevocably lapse, Tenant shall have no further right to extend, and this Lease shall expire at the end of the Initial Term.

     All references to the Term shall mean the Initial Term as it may be extended by the Extension Term. The Extension Term shall be on all the same terms and conditions except that the Base Rent for the Extension Term shall be as set forth below.

     3.03(b) EXTENSION TERM BASE RENT. Rent for each year of the applicable Extension Term shall be established as the higher of (x) one-hundred percent (100%) of the Market Rent or (y) the Base Rent in effect prior to such Extension Term and adjusted at the commencement of such Extension Term to reflect the CPI Adjustment; but Base Rent in an

Extension Term shall never be less than Base Rent paid prior to such Extension Term. If Tenant gives Landlord timely notice of its exercise of the Extension Term option, then Landlord shall give Tenant written notice of Landlord's determination of Market Rent for the Premises no later than the date that is 16 months before the end of the then-expiring Term. Within ten (10) days after Tenant receives such notice, Tenant shall notify Landlord of its agreement with or objection to Landlord's determination of the Market Rent, whereupon in the case of Tenant's objection, Market Rent shall be determined by arbitration conducted in the manner set forth below. If Tenant does not notify Landlord within such ten (10) day period of Tenant's agreement with or objection to Landlord's determination of the Market Rent, then the Market Rent for the Extension Term shall be deemed to be Landlord's determination of the Market Rent as set forth in Landlord's notice to Tenant.

     3.03(c) ARBITRATION OF MARKET RENT. If Tenant timely notifies Landlord of Tenant's objection to Landlord's determination of Market Rent under the preceding subsection, such notice shall also set forth a request for arbitration and Tenant's appointment of a commercial real estate appraiser or broker having at least ten (10) years experience in the commercial leasing market in the municipality where the Premises are located (an "ARBITRATOR"). Within five (5) days thereafter, Landlord shall by notice to Tenant appoint a second Arbitrator. Each Arbitrator shall determine the Market Rent for the applicable Extension Term within thirty (30) days after Landlord's appointment of the second Arbitrator. On or before the expiration of such thirty (30) day period, the two Arbitrators shall confer to compare their respective determinations of the Market Rent. If the difference between the amounts so determined by the two Arbitrators is less than or equal to ten percent (10%) of the lower of said amounts then the final determination of the Market Rent shall be equal to the arithmetical average of said amounts. If such difference between said amounts is greater than ten percent (10%), then the two arbitrators shall within ten (10) days thereafter to appoint a similarly qualified third Arbitrator ("THIRD ARBITRATOR"), who shall determine the Market Rent for the applicable Extension Term within ten (10) days after his or her appointment by selecting one or the other of the amounts determined by the other two Arbitrators. Each party shall bear the cost of the Arbitrator selected by such party. The cost for the Third Arbitrator, if any, shall be shared equally by Landlord and Tenant.

     "MARKET RENT" shall be the fair market rent that willing parties would pay and receive as the Base Rent to lease the Premises during the Extension Term under the terms and conditions of this Lease in the condition existing at the commencement of the Extension Term (or in such better condition as the same are required to be maintained hereunder). In making such determination, all relevant factors may be considered, but the Base Rent historically paid under this Lease shall be disregarded. Market Rent may include annual or periodic increases in the Base Rent rate if consistent with then prevailing market conditions.

     3.03(d) CPI ADJUSTMENT. This Section 3.03(d) shall be used to calculate increases in Base Rent on account of increases in CPI during the Term of this Lease. The Consumer Price Index for all Urban Wage Earners and Clerical Workers, All Items, for Boston, Massachusetts published by the Bureau of Labor Statistics of the United States Department of Labor (base year 1982-84 = 100) is the "CPI" If, at the commencement of an Extension Term or as of the commencement of the second, or any subsequent, Lease Year during the Term of this Lease, there is a change in the CPI (or any comparable successor or substitute index designated by the Landlord appropriately adjusted) reflecting an increase in the cost of living over and above the cost of living as reflected by the CPI for the month in which the Date of Lease occurs ("BASE PRICE INDEX"), the "CPI ADJUSTMENT" of the Base Rent shall be calculated as follows: the Base Rent shally be multiplied by a fraction, the numerator of which shall be the CPI for the month in which the Extension Term or Lease Year commences, as applicable, and the denominator of which shall be the Base Price Index. In the event the CPI ceases to use the 1982-84 average of 100 as the basis of calculation, or if a substantial change is made in the terms or number of items contained in the CPI, then the CPI shall be adjusted to the figure most nearly approximating that which would have been arrived at had the manner of computing the CPI in effect at the date of this Lease not been changed. In the event that within one (1) year following the date that the CPI figure for any month used in calculating the Adjustment shall have been published, the federal government shall revise such figure, then: (x) such revised CPI figure shall thereafter be deemed to be the correct CPI figure for all purposes (unless the federal government shall yet again revise such figure, in which case the most recently revised CPI figure shall be deemed to be correct); and (y) any retroactive adjustment or recomputation resulting from such revised CPI figure shall be limited to encompass only the year immediately preceding the date upon which the revision of such CPI figure shall have first been published.

     3.03(e) RENT CONTINUATION. For any part of the Extension Term during which the Base Rent is in dispute or has otherwise not finally been determined, Tenant shall make payment on account of Base Rent at the rate estimated by Landlord, and the parties shall adjust for any overpayments or underpayments upon the final determination of Base Rent. The failure by the parties to complete the process contemplated under this Section prior to commencement of the Extension Term shall not affect the continuation of the Term or the parties' obligation to make any adjustments for any overpayments or underpayments for the Base Rent due for the Extension Term promptly after the determination thereof is made.

     3.04 EARLY TERMINATION RIGHT. Tenant shall have the one-time right to terminate the term of this Lease during the Initial Term effective upon the date (the "EARLY TERMINATION DATE") that is later of (x) the last day of the fifth Lease Year or (y) the date that is nine months after the delivery by Tenant of written notice (a "TERMINATION NOTICE") to Landlord electing to terminate the Lease prior to the then-scheduled expiration date. The Termination Notice must be accompanied by a check payable to Landlord in an amount equal to one half of the sum of (A) the unamortized amount (i.e. the amount allocable to the remainder of the initial term of the Lease following on and after the Early Termination Date) of (i) the Finish Work Allowance (as defined in Exhibit L) and (ii) the brokerage commissions paid by Landlord to the Brokers, in each case amortized in equal monthly installments that would be required to fully amortize the amount (without interest) over 120 months and (B) the product of the then-effective monthly Base Rent times the number of months remaining in the Initial Term as of the Early Termination Date divided by 15 ((A) and (B), together, the "TERMINATION PAYMENT"). An example of the calculation of the Termination Payment is set forth on EXHIBIT O. In no event shall the Termination Payment be equal to an amount less than two times the monthly Base Rent in effect at the time the Termination Notice is given. The other half of the Termination Payment shall be paid by Tenant to Landlord on or before the date that is 30 days, prior to the Early Termination Date, net of an amount equal to 50% of any cash Security Deposit then held by Landlord (provided that Tenant is not then in default under the lease and that Tenant has not elected to provide a Letter of Credit as security pursuant to Section 15.01), and Landlord shall be permitted to apply fifty percent (50%) of any cash Security Deposit then held by it towards the balance of the Termination Payment. Within 30 days after request by Tenant, which request shall indicate a projected Early Termination Date, Landlord shall notify Tenant of the amount of the Termination Payment that would be payable on such projected date, determined in accordance with this Section. A request for a determination by Landlord of the amount of a Termination Payment shall not constitute a Termination Notice. The Termination Payment shall be in addition to, and not in lieu of, Tenant's obligations to pay rent for the period ending on the Early Termination Date. Time is of the essence with regard to the provisions of this Paragraph.

     Tenant's notice terminating the Lease shall be effective only if such notice is applicable to the entire Premises, is unconditional, is accompanied by one-half of the Termination Payment, and the remainder of the Termination Payment is made in a timely manner. Once given, such termination notice shall be irrevocable. Notwithstanding the foregoing, any exercise by Tenant of its termination right under this Paragraph shall, at Landlord's election, be void if Tenant is in default hereunder continuing beyond applicable notice or cure period or an event or condition exists which with notice and the passage of time would constitute such a default, provided that, in either case, any such default is with respect to a payment of Rent or is on account of a breach of the terms and conditions of Section 9.04 or Section 13.01 of this Lease unless Tenant cures such default within the applicable cure period, if any, under this Lease (or unless Tenant otherwise provides Landlord with sufficient assurances, as determined in Landlord's sole discretion, that Tenant will complete such cure), either at the time Tenant elects to terminate the Lease or at the time the Lease would be terminated pursuant to Tenant's election to terminate. If Tenant exercises its termination right hereunder, (a) Tenant's extension option under
Section 3.03 and rights pursuant to Article 18 shall be null and void, and (b) Tenant shall peaceably surrender the Premises to Landlord on or before the Early Termination Date in accordance with the applicable provisions of the Lease.

ARTICLE 4: RENT

4.01 BASE RENT. On the Rent Commencement Date and thereafter on the first day of each month during the Term, Tenant shall pay Landlord the monthly installment of Base Rent and the monthly installment of Tenant's Pro Rata Share of Total Operating Costs required by Section 4.02, in each case in advance. Rent shall be payable at Landlord's address or otherwise as Landlord may designate in writing from time to time.

4.02 ADDITIONAL RENT.

     4.02(a) GENERAL. "RENT" means Base Rent and Additional Rent. Landlord shall estimate in advance (i) all Taxes under Article 5, (ii) all utility costs (unless separately metered to or separately contracted for by Tenant) under
Article 6, (iii) all insurance premiums to be paid by Landlord under Article 7, and (iv) all Operating Expenses under Section 8.04 (individually all such items in clauses (i) through (iv) being "OPERATING COSTS" and collectively being "TOTAL OPERATING COSTS") and Tenant shall pay one-twelfth of Tenant's Pro Rata Share of such estimated Total Operating Costs monthly in advance together with Base Rent. Landlord may adjust its estimates of Total Operating Costs at any time based upon its experience and reasonable anticipation of costs. Such adjustments shall be effective as of the next Rent payment date after notice to Tenant. Within one hundred twenty (120) days after the end of each fiscal year of the Property during the Term, Landlord shall endeavor to give to Tenant a reasonably detailed statement of the Total Operating Costs paid or incurred by Landlord during the preceding fiscal year and Tenant's Pro Rata Share of such expenses. Within the next thirty (30) days, Tenant shall pay Landlord any underpayment, or Landlord shall credit Tenant with any overpayment, of Tenant's Pro Rata Share of such Total Operating Costs. If the Term expires or the Lease is terminated as of a date other than the last day of a fiscal year, Tenant's payment of Additional Rent pursuant to this Section for such partial fiscal year shall be based on Landlord's best estimate of the items otherwise includable in Total Operating Costs and shall be made on or before the later of (a) ten (10) days after Landlord delivers such estimate to Tenant or (b) the last day of the Term, with an appropriate payment or refund to be made upon Tenant's receipt of Landlord's statement of Total Operating Costs for such fiscal year. This Section shall survive the expiration or earlier termination of the Term.

     At the request of Tenant given within thirty (30) days after Landlord delivers Landlord's statement of Total Operating Costs, Tenant (at Tenant's expense) shall have the right to examine Landlord's books and records applicable to Total Operating Costs for such fiscal year. Such right to examine the records shall be exercisable: (i) upon reasonable advance notice to Landlord and at reasonable times during Landlord's business hours; and (ii) only during the 120-day period following Tenant's receipt of statement of Total Operating Costs for the applicable fiscal year. In the event (i) an audit of Landlord's Total Operating Costs for such year, conducted by an independent certified public accountant retained by Tenant or an auditing firm approved by Landlord for such purpose, indicates that certain items were improperly included in Landlord's Total Operating Costs and resulted in an overcharge to Tenant and (ii) an independent certified public accountant retained by Landlord at Landlord's expense agrees with the results of said audit, then Landlord shall refund the overage to Tenant. Tenant's auditing firm shall be subject to the prior approval of Landlord, which approval may be granted or denied in Landlord's reasonable discretion, and shall not be compensated on a contingent fee basis. Notwithstanding the foregoing, Tenant's request to audit Landlord's books and records shall not extend the time within which Tenant is obligated to pay the amounts shown on Landlord's statement of Total Operating Costs, and Tenant may not make the request to audit Landlord's books and records at any time Tenant is in default of such payments or otherwise in default beyond applicable notice and cure periods under the Lease. In the event the audit determines that Tenant has been overcharged by 10% or more of the Additional Rent due with respect to Total Operating Costs, Landlord shall pay for the cost of said audit and/or the arbitration. In all other cases, Tenant shall pay for the cost of said audit and/or the arbitration.

     As a condition precedent to performing any such examination of Landlord's books and records, Tenant and its examiners shall be required to execute and deliver to Landlord an agreement in form acceptable to Landlord agreeing to keep confidential any information that they discover about Landlord or the Building or the Property in connection with such examination. Without limiting the foregoing, such examiners shall also be required to agree that they will not represent any other tenant in the Building or the Property in connection with examinations of Landlord's books and records for the Building unless said tenant(s) have retained said examiners prior to the date of the first examination of Landlord's books and records conducted by Tenant pursuant to this
Section 8.01 have been continuously represented by such examiners since that time. Notwithstanding any prior approval of any examiners by Landlord, Landlord shall have the right to rescind such approval at any time if in Landlord's reasonable judgment the examiners have breached any confidentiality undertaking to Landlord or cannot provide acceptable assurances and procedures to maintain confidentiality.

     This Lease requires Tenant to pay directly to suppliers, vendors, carriers, contractors, etc., certain insurance premiums, utility costs, personal property taxes, maintenance and repair costs and other expenses. If Landlord pays any of these amounts in accordance with this Lease, Tenant shall, upon invoice from Landlord, reimburse such costs in full with the next monthly Rent payment. Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due on or before the date for the next monthly Rent payment.

     4.02(b) ALLOCATION OF CERTAIN OPERATING COSTS. If at any time during the Term, Landlord provides services only with respect to particular portions of the Building or incurs other Operating Costs allocable to particular portions of the Building, then such Operating Costs shall be charged entirely to those tenants, including Tenant, if applicable, of such portions, notwithstanding the provisions hereof referring to Tenant's Pro Rata Share. If, during any period for which Landlord's Operating Costs are being computed, less than all of the Building is occupied by tenants, or if Landlord is not supplying all tenants with the services being supplied hereunder, Operating Costs shall be reasonably estimated and extrapolated by Landlord to determine the Operating Costs that would have been incurred if the Building were fully occupied for such year and such services were being supplied to all tenants, and such estimated and extrapolated amount shall be deemed to be the Operating Costs for such period.

4.03 LATE CHARGE. Tenant acknowledges that if it pays Rent late, Landlord shall incur unanticipated costs, which shall be extremely difficult to ascertain exactly. Such costs include processing and accounting charges, and late charges that may be imposed on Landlord by any mortgage on the Property. Accordingly, if Landlord does not receive any Rent payment within five (5) days following its due date, Tenant shall pay Landlord a late charge equal to three (3%) percent of the overdue amount (provided that no such late charge shall be due with respect to the first late payment of Rent in any 12 month period unless and until Landlord gives Tenant notice of such late payment). The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord shall incur by reason of Tenant's payment default. Payment of the late charge shall not cure Tenant's payment default or prevent Landlord from exercising other rights and remedies.

4.04 INTEREST. Any late Rent shall bear interest from the date due until paid at the rate of 12% per annum, except to the extent such interest would cause the total interest to be in excess of that legally permitted. Payment of interest shall not cure Tenant's payment default or prevent Landlord from exercising other rights and remedies.

4.05 METHOD OF PAYMENT. Tenant shall pay the Base Rent to Landlord in advance in equal monthly installments by the first of each calendar month during the Term. Tenant shall make a ratable payment of Base Rent and Additional Rent for any period of less than a month at the beginning or end of the Term. All payments of Base Rent, Additional Rent and other sums due shall be paid in current U.S. exchange by check drawn on a clearinghouse bank at the Original Address of Landlord or such other place as Landlord may from time to time direct, without demand, set-off or other deduction.

     Without limiting the foregoing, Tenant's obligation so to pay Rent shall be absolute, unconditional, and independent and shall not be discharged or otherwise affected by any law or regulation now or hereafter applicable to the Premises, or any other restriction on Tenant's use, or, except as expressly provided in herein, any casualty or taking, or any failure by Landlord to perform or other occurrence; and Tenant assumes the risk of the foregoing and waives all rights now or hereafter existing to terminate or cancel this Lease or quit or surrender this Lease or the Premises or any part thereof, or to assert any defense in the nature of constructive eviction to any action seeking to recover Rent. Subject to the provisions of this Lease, however, Tenant shall have the right to seek judgments for direct money damages occasioned by Landlord's breach of its Lease covenants (but may not set-off any such judgment against any Rent or other amount owing hereunder).

     It is intended that Base Rent payable hereunder shall be a net return to Landlord throughout the Term, free of expense, charge, offset, diminution or other deduction whatsoever on account of the Premises (excepting Landlord's financing expenses, federal and state income taxes of general application, and those expenses that this Lease expressly makes the responsibility of Landlord), and all provisions hereof shall be construed in terms of such intent.

4.06 TENANT'S PRO RATA SHARE Tenant's Pro Rata Share is calculated by dividing the rentable square foot area on the Premises by the rentable square foot area of the Building, as of the date of the computation. Tenant's Pro Rata Share initially as set forth in Article 1 is subject to adjustment by Landlord if the rentable square footages of the Premises or the Building changes. At all times during the Lease Term, Tenant's Pro Rata Share of Total Operating Costs shall be calculated as if the Building were 100% occupied at all times during the Lease Term.

ARTICLE 5: TAXES

5.01 TAXES. Tenant covenants and agrees to pay to Landlord as Additional Rent Tenant's Pro Rata Share of the Taxes for each fiscal tax period, or ratable portion thereof, included in the Lease Term. If Landlord receives a refund of any such Taxes, Landlord shall pay Tenant Tenant's Pro Rata Share of the refund after deducting Landlord's reasonable costs and expenses incurred in obtaining the refund (unless such amounts have previously been included in Taxes pursuant to Section 5.02, below). Tenant shall make estimated payments on account of Taxes in monthly installments on the first day of each month, in amounts reasonably estimated from time to time by Landlord pursuant to Section 4.02(a).

5.02 DEFINITION OF "TAXES". "TAXES" means all taxes, assessments, betterments, excises, user fees and all other governmental charges and fees of any kind or nature, or impositions or agreed payments in lieu thereof or voluntary payments made in connection with the provision of governmental services or improvements of benefit to the Building or the Property (including any so-called linkage, impact, or voluntary betterment payments), and all penalties and interest thereon (if due to Tenant's failure to make timely payments), assessed or imposed against the Premises or the property of which the Premises are a part (including without limitation any personal property taxes levied on such property or on fixtures or equipment used in connection therewith), other than a federal or state income tax of general application. If during the Term the present system of ad valorem taxation of property shall be changed so that, in lieu of or in addition to the whole or any part of such ad valorem tax there shall be assessed, levied or imposed on such property or Premises or on Landlord any kind or nature of federal, state, county, municipal or other governmental capital levy, income, sales, franchise, excise or similar tax, assessment, levy, charge or fee (as distinct from the federal and state income tax in effect on the Date of Lease) measured by or based in whole or in part upon Building valuation, mortgage valuation, rents, services or any other incidents, benefits or measures of real property or real property operations, then any and all of such taxes, assessments, levies, charges and fees shall be included within the term of Taxes. Taxes shall also include reasonable expenses, including fees of attorneys, appraisers and other consultants, incurred in connection with any efforts to obtain abatements or reduction or to assure maintenance of Taxes for any year wholly or partially included in the Term, whether or not successful and whether or not such efforts involved filling of actual abatement applications or initiation of formal proceedings.

5.03 PERSONAL PROPERTY TAXES. Tenant shall pay directly all taxes charged against Tenant Property (as defined in Section 10.06). Tenant shall use reasonable efforts to have Tenant Property taxed separately from the Property. Landlord shall notify Tenant if any of Tenant Property is taxed with the Property, and Tenant shall pay such taxes to Landlord within fifteen (15) days of such notice.

ARTICLE 6: UTILITIES

6.01 UTILITY SERVICES. Tenant shall pay all charges for water, sewer, gas, and electricity ("UTILITY SERVICE") and any other utilities or like services used or consumed on the Premises, whether called use charge, tax, assessment, fee or otherwise as the same become due. It is understood and agreed that Landlord shall be responsible for bringing Utility Service to common switching point(s) at the Building (collectively, "UTILITY SWITCHING POINTS"). Landlord shall install, at its sole cost or expense, either separate meters serving the Premises or sub- or "check" meters for measuring Tenant's consumption of any Utility Services. Tenant shall pay all costs and expenses associated with any separately metered utilities (such as telephone) provided exclusively to the Premises directly to the applicable service provider. Tenant shall pay all costs and expenses associated with utility charges that are based on a sub-metering or check metering installation directly to Landlord. With respect to any utilities that are sub-metered or check metered, Tenant's consumption shall be reasonably estimated by Landlord. Additional Rent for such utilities may be estimated monthly by Landlord and shall be paid monthly by Tenant as billed with a final accounting based upon actual bills following the conclusion of each fiscal year of the Building. Tenant shall pay for any and all costs to install and connect Utility Services from the Utility Switching Points to the Premises. Landlord shall be under no obligation as to any Utility Services beyond the foregoing responsibility to bring such Utility Services to the Utility Switching Points and Landlord shall not be liable for any interruption or failure in the supply of any utilities or Utility Services.

To the extent permitted by law, Landlord shall have the right at any time and from time to time during the Term to contract for or purchase one or more Utility Services from any company or third party providing Utility Services (provided that any such services supplied by an affiliate of Landlord shall be at competitive rates with other providers) ("UTILITY SERVICE PROVIDER"). Tenant agrees reasonably to cooperate with Landlord and the Utility Service Providers and at all times as reasonably necessary, and on reasonable advance notice, shall allow Landlord and the Utility Service Providers reasonable access to any utility lines, equipment, feeders, risers, fixtures, wiring and any other such machinery or personal property within the Premises and associated with the delivery of Utility Services.

ARTICLE 7: INSURANCE

7.01. COVERAGE. Tenant shall maintain during the Term insurance for the benefit of Tenant and Landlord (as their interests may appear) from insurers rated at least A-/X by A. M. Best, with terms and coverages reasonably satisfactory to Landlord, and with such increases in limits from time to time as may be required by institutional real estate lenders in similar buildings in Cambridge, Massachusetts. Initially, Tenant shall maintain the following on an occurrence basis:

     (i) Commercial general liability insurance, using an ISO Occurrence Form, naming Landlord, Landlord's management, leasing and development agents and Landlord's mortgagee(s) from time to time as additional insureds, with coverage for premises/operations, personal injury, products/completed operations, independent contractors, and contractual liability with combined single limits of liability of not less than $3,000,000 for bodily injury and property damage per occurrence. Limits can be achieved by an underlying General Liability policy and an Umbrella Liability policy, provided the terms of the Umbrella policy are at least as broad as the underlying policy.

     (ii) Property insurance covering property damage and business income/extra expense. Covered property shall include all tenant improvements in the Premises (including any Finish Work or other Tenant Work), and all other items of Tenant Property. Such insurance, with respect only to tenant improvements, shall name Landlord and Landlord's mortgagees from time to time as additional loss payees as their interests may appear. Such insurance shall be written on a special perils of physical loss or damage basis including but not limited to the perils of fire, extended coverage, windstorm, vandalism, malicious mischief, sprinkler leakage, flood, earth movement, and including comprehensive boiler and machinery (equipment breakdown) for the full replacement cost value of the covered items with coinsurance waived by the inclusion of Agreed Amount, with a deductible not to exceed $10,000. Tenant shall maintain Business Income/Extra Expense at limits sufficient to cover the costs of operations for not less than six (6) months.

     (iii) Workers' compensation insurance with statutory benefits and employers' liability insurance in the following amounts: each accident, $500,000; disease (policy limit), $500,000; disease (each employee), $500,000.

     Prior to the Term Commencement Date and on each anniversary of that date (or on the policy renewal date), Tenant shall give Landlord certificate(s) evidencing such coverage and stating that it may not be changed or canceled without at least thirty (30) days' prior written notice to Landlord and Tenant. Insurance maintained by Tenant shall be deemed to be primary insurance, and any insurance maintained by Landlord shall be deemed secondary to it.

7.02 AVOID ACTION INCREASING RATES. Tenant shall comply with Sections 9.01, 9.02, 9.03, and 9.04 and in addition shall not, directly or indirectly, use the Premises in any way that is prohibited by law or dangerous to people or property or which may jeopardize or increase the cost of any insurance coverage or require additional insurance. Tenant shall cure any breach of this Section within ten (10) days after notice from Landlord by (i) stopping any use that jeopardizes any insurance coverage or increases its cost and (ii) paying the increased cost of insurance (provided that Landlord shall cooperate with Tenant, at no out-of-pocket cost to Landlord, to attempt to eliminate any such increased cost if Tenant stops such use promptly after notice from Landlord). Tenant shall have no further notice or cure right under Article 14 for any such breach. Tenant shall reimburse Landlord for all of Landlord's costs incurred in providing any insurance that is attributable to any special endorsement or increase in premium resulting from the business or operations of Tenant, and any special or extraordinary risks or hazards resulting therefrom, including without limitation, any risks or hazards associated with the generation, storage and disposal of medical waste.

7.03 WAIVER OF SUBROGATION. Landlord and Tenant each waive any and every claim for recovery from the other for any and all loss of or damage to the Property or any part of it, or to any of its contents, which loss or damage is covered by valid and collectible property insurance. Landlord waives any and every such claim against Tenant that would have been covered had the insurance policies required to be maintained by Landlord by this Lease been in force, to the extent that such loss or damage would have been recoverable under such policies. Tenant waives any and every such claim against Landlord that would have been covered had the insurance policies required to be maintained by Tenant under this Lease been in force, to the extent that such loss or damage would have been recoverable under such policies. This mutual waiver precludes the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), and Landlord and Tenant each agree to give written notice of this waiver to each insurance company that has issued or shall issue any property insurance policy to it, and to have the policy properly endorsed, if necessary, to prevent invalidation of the insurance coverage because of this waiver.

7.04 LANDLORD'S INSURANCE. Landlord shall purchase and maintain during the Term with insurance companies qualified to do business in the state where the Property is located insurance that may include the following: (i) commercial general liability insurance for incidents occurring in the common areas, with coverage for premises/operations, personal and advertising injury, products/completed operations and contractual liability with combined single limits of liability of not less than $5,000,000 for bodily injury and property damage per occurrence, together with such other coverages and risks as Landlord shall reasonably decide or a mortgagee may require; and (ii) property insurance covering property damage to the Building, excluding any Tenant Work, and loss of rental income, on an "all risk" of physical loss or damage basis, for full replacement cost value of the Building, with co-insurance waived by inclusion of an agreed amount endorsement together with such other coverages and risks as Landlord shall reasonably decide or a mortgagee or a ground lessor may require. As set forth in Section 4.02, the cost thereof shall be borne by Tenant and other tenants. Landlord may use blanket or excess umbrella coverage to satisfy any of the requirements in this Section
7.04. As set forth in Section 4.02, the cost thereof shall be borne by Tenant and other tenants.

ARTICLE 8: COMMON EXPENSES

8.01 OPERATING EXPENSES. "OPERATING EXPENSES" shall mean all costs and expenses associated with the ownership, operation, maintenance and repair of the Property and of all heating, ventilating, air conditioning, plumbing, electrical, utility and safety systems for the Building. Operating Expenses include without limitation the costs and expenses incurred in connection with the following: compliance with Landlord's obligations under Section 10.03(b); planting and landscaping; snow removal; utility, water and sewage services; maintenance of signs; supplies, materials and equipment purchased or rented, total wage and salary costs paid to, and all contract payments made on account of, all persons to the extent engaged in the operation, maintenance, security, cleaning and repair of the Property, including Social Security, old age and unemployment taxes and so-called "fringe benefits"; services generally furnished to all tenants of the Property; maintenance, repair and replacement of Building equipment and components; utilities consumed and expenses incurred in the operation, maintenance and repair of the Property; costs incurred by Landlord to comply with the terms and conditions of any changes in the governmental approvals affecting operations of the Property existing as of the date of this Lease; workers' compensation insurance and property, liability and other insurance premiums; personal property taxes; rental or lease payments paid by Landlord for rented or leased personal property used in the operation or maintenance of the Property; fees for required licenses and permits; maintenance and repair of the parking garage and paving (including sweeping, striping, repairing, resurfacing, and repaving); refuse removal; security; and property management fees, which fees shall not exceed a commercially reasonable amount or, if such management is provided by an affiliate of Landlord, three percent (3%) of gross income from the Property. Landlord may use third parties or affiliates to perform any of these services, and the cost thereof shall be included in Operating Expenses. Costs referred to in this Section shall be ascertained in accordance with generally accepted accounting principles, and allocated to appropriate fiscal periods on the accrual method of accounting. Specifically, any capital expenditures for installation of capital items shall be amortized

(with interest at Landlord's cost of funds) over the useful life of the capital item installed. Landlord shall make a reasonable allocation of the cost of any Operating Expenses incurred jointly for the Property and any other property.

     Operating Expenses shall not include: the cost of performing Landlord's obligations under Section 10.03(a); the cost of casualty repairs to the extent covered by insurance, (except for reasonable deductibles paid by Landlord under insurance policies maintained by Landlord); costs associated with the operation of the business of Landlord and/or the sale and/or financing of the Property, as distinguished from the cost of Property operations, maintenance and repair; and costs of disputes between Landlord and its employees, tenants or contractors. In addition, Operating Expenses shall not include the cost of Base Building Work, including the Tenant Related Work; capital expenditures for additional improvements at the Property that result in a material increase in the rentable square footage of the Property; interest or principal payments on any mortgage encumbering the Property; depreciation of the Property; advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in leasing space to tenants for the Property; legal and other expenses incurred in the negotiation or enforcement of leases; work done for specific tenants of the Property, not for all tenants of the Property in general; the cost of utilities outside normal business hours sold to specific tenants of the Property; costs incurred in the sale or refinancing of the Property; and any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by persons other than tenants under leases for space in the Property.

     Tenant shall pay Tenant's Pro Rata Share of Operating Expenses in accordance with Section 4.02.

ARTICLE 9: USE OF PREMISES

9.01 PERMITTED USES. Tenant may use the Premises only for the Permitted Uses described in Article 1. Tenant shall keep the Premises equipped with appropriate safety appliances to the extent required by applicable laws or insurance requirements.

9.02 INDEMNIFICATION. Tenant shall assume exclusive control of all areas of the Premises, including all improvements, utilities, equipment, and facilities therein. Tenant is responsible for the Premises and any Tenant's improvements, equipment, facilities and installations, wherever located on the Property and all liabilities, including without limitation tort liabilities, incident thereto. Tenant shall indemnify, save harmless and defend Landlord and Landlord's members, managers, officers, mortgagees, agents, employees, independent contractors, invitees and other persons acting under them (collectively, "INDEMNITEES") from and against all liability, claim or cost (including reasonable attorneys' fees) arising in whole or in part out of (i) any injury, loss, theft or damage (except to the extent due to the gross negligence or willful misconduct of Landlord or its employees) to any person or property while on or about the Premises or the Property;

(ii) any condition within the Premises or, to the extent caused by Tenant, the Property; (iii) failure to comply with any Lease covenant by Tenant; (iv) the use of the Premises or the Property by, or any act or omission of, Tenant or persons claiming by, through or under Tenant, or any of its agents, employees, independent contractors, suppliers or invitees; or (v) any labor disharmony with workers employed by Landlord to undertake the Base Building Work or other work at the Property undertaken by Landlord, from time to time, caused by Tenant or any Tenant Contractor, including without limitation coordination difficulties, or delays to or impairing of any guaranties, warranties or the work of any other contractor, in each use paying any cost to Landlord on demand as Additional Rent. The provisions of this Section shall survive the expiration or earlier termination of this Lease.

9.03 COMPLIANCE WITH LEGAL REQUIREMENTS. Tenant shall not cause or permit the Premises or the Property to be used in any way that violates any law, code, ordinance, restrictive covenant, encumbrance, governmental regulation, order, permit, approval or any provision of the Lease (each a "LEGAL REQUIREMENT"), annoys or interferes with the rights of tenants of the Property, or constitutes a nuisance or waste. Tenant shall obtain and pay for all permits and shall promptly take all actions necessary to comply with all Legal Requirements, including without limitation the Occupational Safety and Health Act, applicable to Tenant's use of the Premises. Tenant shall maintain in full force and effect all certifications or permissions to provide its services required by any authority having jurisdiction to authorize, franchise or regulate such services. Tenant shall be solely responsible for procuring and complying at all times with any and all necessary permits directly relating or incident to: the conduct of its activities on the Premises; its scientific experimentation, transportation, storage, handling, use and disposal of any chemical or radioactive or bacteriological or pathological substances or organisms or other hazardous wastes or environmentally dangerous substances or materials or medical waste. Within ten (10) days of a request by Landlord, which request shall be made not more than once during each period of twelve (12) consecutive months during the Term hereof, unless otherwise requested by any mortgagee of Landlord, Tenant shall furnish Landlord with copies of all such permits that Tenant possesses or has obtained together with a certificate certifying that such permits are all of the permits that Tenant possesses or has obtained with respect to the Premises. Tenant shall promptly give notice to Landlord of any warnings or violations relative to the above received from any federal, state, or municipal agency or by any court of law and shall promptly cure the conditions causing any such violations. Tenant shall not be deemed to be in default of its obligations under the preceding sentence to promptly cure any condition causing any such violation in the event that, in lieu of such cure, Tenant shall contest the validity of such violation by appellate or other proceedings permitted under applicable law, provided that: (i) any such contest is made reasonably and in good faith, (ii) Tenant makes provisions, including, without limitation, posting bond(s) or giving other security, acceptable to Landlord to protect Landlord, the Building and the Property from any liability, costs, damages or expenses arising in connection with such violation and failure to cure, (iii) Tenant shall agree to indemnify, defend (with counsel reasonably acceptable to Landlord) and hold Landlord harmless from and against any and all liability, costs, damages, or expenses arising in connection with such condition and/or violation, (iv) Tenant shall promptly cure any violation in the event that its appeal of such violation is overruled or rejected, and (v) Tenant shall certify to Landlord's satisfaction that Tenant's decision to delay such cure shall not result in any actual or threatened bodily injury or property damage to Landlord, any tenant or occupant of the Building or the Property, or any other person or entity. Landlord covenants that, upon completion of the Base Building Work, the common areas of the Building shall comply with the provisions of the Americans with Disabilities Act of 1990, 42 U.S.C. Section 12101 ET SEQ., as then in effect.

9.04 ENVIRONMENTAL SUBSTANCES. "ENVIRONMENTAL LAW" means all statutes, laws, rules, regulations, codes, ordinances, standards, guidelines, authorizations and orders of federal, state and local public authorities pertaining to any of the Environmental Substances or to environmental compliance, contamination, cleanup or disclosures of any release or threat of release to the environment, of any hazardous, biological, chemical, radioactive or toxic substances, wastes or materials, any pollutants or contaminants which are included under or regulated by any municipal, county, state or federal statutes, laws, rules, regulations, codes, ordinances, standards, guidelines, authorizations or orders, including, without limitation, the Toxic Substances Control Act, 15 U.S.C. Section 2601, ET SEQ.; the Clean Water Act, 33 U.S.C. Section 1251, ET SEQ.; the Clean Air Act, 42 U.S.C. Section 7401, ET SEQ.; the Safe Drinking Water Act, 42 U.S.C. Section 300f-300j, ET SEQ.; the Federal Water Pollution Control Act, 33 U.S.C. Section 1321, ET SEQ.; the Solid Waste Disposal Act, 42 U.S.C Section 6901, ET SEQ.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 ET SEQ.; the Federal Resource Conservation and Recovery
Act, 42 U.S.C. Section 6901 ET SEQ.; the Superfund Amendments and Reauthorization Act of 1986, Public Law No. 99-499 (signed into law October 17,
1986); M.G.L. c.21C; and oil and hazardous materials as defined in M.G.L. c.21E, as any of the same are from time to time amended, and the rules and regulations promulgated thereunder, and any judicial or administrative interpretation thereof, including any judicial or administrative orders or judgments, and all other federal, state and local statutes, laws, rules, regulations, codes, ordinances, standards, guidelines, authorizations and orders regulating the generation, storage, containment or disposal of any Environmental Substances, including but not limited to those relating to lead paint, radon gas, asbestos, storage and disposal of oil, biological, chemical, radioactive and hazardous wastes, substances and materials, and underground and above ground oil storage tanks; and any amendments, modifications or supplements of any of the foregoing.

     "ENVIRONMENTAL SUBSTANCES" means, but shall not be limited to, any hazardous substances, hazardous waste, environmental, biological, chemical, radioactive substances, oil or petroleum products and any waste or substance, which because of its quantitative concentration, chemical, biological, radioactive, flammable, explosive, infectious or other characteristics, constitutes or may reasonably be expected to constitute or contribute to a danger or hazard to public health, safety or welfare or to the environment, including without limitation any asbestos (whether or not friable) and any asbestos-containing materials, lead paint, waste oils, solvents and chlorinated oils, polychlorinated biphenyls (PCBs), toxic metals, etchants, pickling and plating wastes, explosives, reactive metals and compounds, pesticides, herbicides, radon gas, urea formaldehyde foam insulation and chemical, biological and radioactive wastes, or any other similar materials that are mentioned under or regulated by any Environmental Law; and the regulations adopted under these acts, and including any other products or materials subsequently found by an authority of competent jurisdiction to have adverse effects on the environment or the health and safety of persons.

     Tenant shall neither cause or permit any Environmental Substances to be generated, produced, brought upon, used, stored, treated or disposed of in or about or on the Building by Tenant, nor permit or suffer persons acting under Tenant, to do the same, whether with or without negligence, without (i) Landlord's prior written consent and (ii) complying with all applicable Environmental Laws and Legal Requirements pertaining to the transportation, storage, use or disposal of such Environmental Substances, including obtaining proper permits. Landlord may take into account any factors or facts that Landlord reasonably believes relevant in determining whether to grant its consent. Landlord consents to Tenant's use of the Environmental Substances listed in EXHIBIT F. From time to time at Landlord's request, Tenant shall execute affidavits, representations and the like concerning Tenant's best knowledge and belief regarding the presence or absence of Environmental Substances on the Premises or the Property. Tenant agrees to pay the cost of any environmental inspection or assessment requested by any lender that holds a security interest in the Property or this Lease, or by any insurance carrier, to the extent that such inspection or assessment pertains to any release, contamination, loss or damage or determination of condition in the Premises.

     If any transportation, storage, use or disposal of Environmental Substances on or about the Property by Tenant, its agents, employees, independent contractors, or invitees results in any escaped, or release, threat of release, contamination of the soil or surface or ground water or any loss or damage to person or property, Tenant agrees to: (a) notify Landlord immediately of the occurrence; (b) after consultation with Landlord, clean up the occurrence in full compliance with all applicable statutes, regulations and standards and (c) indemnify, defend and hold Landlord, and the Indemnitees harmless from and against any claims, suits, causes of action, costs and fees, including attorneys' fees and costs, arising from or connected with any such occurrence. In the event of such occurrence, Tenant agrees to cooperate fully with Landlord and provide such documents, affidavits, information and actions as may be requested by Landlord (1) to comply with any Environmental Law or Legal Requirement, (2) to comply with any request of any mortgagee or tenant, and/or
(3) for any other reason deemed necessary by Landlord in its sole discretion. In the event of any such occurrence that is required to be reported to a governmental authority under any Environmental Law or Legal Requirement, Tenant shall simultaneously deliver to Landlord copies of any notices given or received by Tenant and shall promptly pay when due any fine or assessment against Landlord, Tenant, or the Premises or Property relating to such occurrence.

     The provisions of this Section shall survive the expiration or earlier termination of this Lease.

9.05 SIGNS AND AUCTIONS. Except as provided in this Section, no sign, antenna or other structure or thing, shall be erected or placed on the Premises or any part of the exterior of the Building or erected so as to be visible from the exterior of the Building, without first securing the written consent of the Landlord. Landlord, at Landlord's cost, shall provide building standard lobby and floor signage identifying Tenant and, at Tenant's request, any subtenants permitted pursuant to Section 13, provided that Tenant reimburses Landlord upon demand for Landlord's cost to modify such lobby and floor signage. Any signage requested by Tenant at Tenant's entry shall be the responsibility of Tenant and subject to Landlord's prior written approval. Tenant shall not conduct or permit any auctions or sheriff's sales at the Property.

     Notwithstanding the foregoing to the contrary, so long as Tenant occupies and conducts its business in at least 75 percent of the Premises, Tenant, at its sole cost and expense (including without limitation all costs in obtaining any and all required permits and governmental approvals) may install such other signage identifying Tenant on the exterior of the Building as may be allowed pursuant to Legal Requirements, provided that (i) Tenant obtains Landlord's prior written consent (which shall not be unreasonably withheld, conditioned or delayed) to the location and design of such signs and (ii) the square footage of any such signs, in the aggregate, does not exceed Tenant's Pro Rata Share of the aggregate square footage available to all tenants for such signs pursuant to Legal Requirements minus any square footage reserved by Landlord for multi-tenant signs. Tenant's rights under the preceding sentence are non-transferable. Any transfer of Tenant's signage rights shall automatically render such signage rights immediately null and void. Tenant shall repair and maintain any signs installed by it pursuant to the preceding sentence at its sole cost and expense and shall install such signs in compliance with the provisions of Section 10.05 of this Lease.

9.06 LANDLORD'S ACCESS. Landlord or its agents may enter the Premises at all reasonable times to show the Premises to potential buyers, lenders, or investors and, within the last 18 months of the Term or any extended term, to prospective tenants; to inspect and conduct tests in order to monitor Tenant's compliance with Legal Requirements governing Environmental Substances; for purposes described in Sections 2.01, 9.04 and/or 10.04(b) or for any other purpose Landlord reasonably deems necessary. Landlord shall give Tenant a minimum of 24 hours prior notice (which may be oral) of such entry and shall not enter Tenant's technical areas (if Tenant has previously notified Landlord in writing of the location and extent of such technical areas) unless accompanied by Tenant's representative (whom Tenant shall promptly provide). However, in case of emergency, Landlord may enter any part of the Premises without prior notice or Tenant's representative and shall make reasonable efforts to notify Tenant.

ARTICLE 10: CONDITION AND MAINTENANCE OF PREMISES AND PROPERTY

10.01 EXISTING CONDITIONS. Except as expressly set forth herein with respect to the Tenant Related Work, Tenant shall accept the Premises and Property in their condition as of the Delivery Date to Tenant "as is" and subject to all recorded matters and Legal Requirements. Tenant acknowledges that except for any express representations in this Lease, neither Landlord nor any person acting under Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection and inquiry regarding the Property and is not relying on any representations of Landlord or any Broker or persons acting under either of them.

10.02 EXEMPTION AND LIMITATION OF LANDLORD'S LIABILITY.

     10.02(a) EXEMPTION OF LANDLORD FROM LIABILITY. Tenant shall insure its personal property under an all risk full replacement cost property insurance policy. Landlord shall not be liable for any damage or injury to the person, property or business (including loss of revenue, profits or data) of Tenant, Tenant's employees, agents, contractors, or invitees, or any other person on or about the Property; provided, however, that this Section 10.02(a) shall not exempt Landlord from liability for Landlord's negligence or willful misconduct solely to the extent that such liability cannot be waived by Landlord pursuant to applicable law. This exemption shall apply whether such damage or injury is caused by (among other things): (i) fire, steam, electricity, water, gas, sewage, sewer gas or odors, snow, ice, frost or rain; (ii) the breakage, leakage, obstruction or other defects of pipes, faucets, sprinklers, wires, appliances, plumbing, windows, air conditioning or lighting fixtures or any other cause; (iii) any other casualty or any Taking; (iv) theft; (v) conditions in or about Property or from other sources or places; or (vi) any act or omission of any other tenant.

     10.02(b) LIMITATION ON LANDLORD'S LIABILITY. Tenant agrees that Landlord shall be liable only for breaches of its covenants occurring while it is owner of the Property (provided, however, that if Landlord from time to time is lessee of the ground or improvements constituting the Building, then Landlord's period of ownership of the Property shall be deemed to mean only that period while Landlord holds such leasehold interest). Upon any sale or transfer of the Building, the transferor Landlord (including any mortgagee) shall be freed of any liability or obligation thereafter arising and Tenant shall look solely to the transferee Landlord as aforesaid for satisfaction of such liability or obligation. Tenant and each person acting under Tenant agrees to look solely to Landlord's interest from time to time in the Property for satisfaction of any claim against Landlord. No owner, trustee, beneficiary, partner, member, manager, agent, or employee of Landlord

(or of any mortgagee or any lender or ground or improvements lessor) nor any person acting under any of them shall ever be personally or individually liable to Tenant or any person claiming under or through Tenant for or on account of any default by Landlord or failure by Landlord to perform any of its obligations hereunder, or for or on account of any amount or obligations that may be or become due under or in connection with this Lease or the Premises; nor shall it or they ever be answerable or liable in any equitable judicial proceeding or order beyond the extent of their interest in the Property. No deficit capital account of any member or partner of Landlord shall be deemed to be a liability of such member or partner or an asset of Landlord. Any lien obtained to enforce any judgment against Landlord shall be subject and subordinate to any mortgage encumbering the Property. In no event shall Landlord (or any such persons) ever be liable to Tenant for indirect or consequential damages.

10.03 LANDLORD'S OBLIGATIONS.

     10.03(a) BASE BUILDING WORK. Landlord shall complete certain renovations to the Building in substantial accordance with the plans and specifications described in EXHIBIT I, with such changes as Landlord may determine in its discretion ("BASE BUILDING WORK"), provided such changes, if made following the approval of the Construction Documents for the Finish Work, do not have any material adverse affect on Tenant's ability to complete the Finish Work. The Base Building Work shall be done at Landlord's sole cost and expense. Tenant acknowledges that portions of the Base Building Work may be done before, simultaneously with, and/or after Finish Work, as hereinafter defined. The Base Building Work includes certain work necessary for the demising of the Premises as further described on EXHIBIT J, attached (the "TENANT RELATED WORK").

     10.03(b) REPAIR AND MAINTENANCE. Subject to the provisions of Article 12, and except for damage caused by any act or omission of Tenant or persons acting under Tenant, Landlord shall keep the Building and the foundation, roof, Building systems (to the extent not serving the Premises exclusively), structural supports, exterior windows and exterior walls of the Building in good order, condition and repair, reasonable wear and tear excepted. Landlord shall not be obligated to maintain or repair any interior windows, doors, plate glass, the surfaces of walls or other fixtures, components or equipment within the Premises, but the same shall be Tenant's obligation. Tenant shall promptly report in writing to Landlord any defective condition known to it that Landlord is required to repair. Tenant waives the benefit of any present or future law that provides Tenant the right to repair the Premises or Property at Landlord's expense or to terminate this Lease because of the condition of the Property or Premises to the extent such benefit of law may be waived by Tenant.

10.04 TENANT'S OBLIGATIONS.

     10.04(a) REPAIR AND MAINTENANCE. Except for work that Section 10.03 or
Article 12 requires Landlord to do, Tenant at its sole cost and expense shall keep the Premises including without limitation all fixtures, systems and equipment now or hereafter on the Premises, or elsewhere exclusively serving the Premises, in good order, condition and repair (and at least as good order, condition and repair as they are in on the Commencement Date or may be put in during the Term), reasonable wear and tear excepted; shall keep in a safe, secure and sanitary condition all trash and rubbish temporarily stored at the Premises; and shall make all repairs and replacements and to do all other work necessary for the foregoing purposes whether the same may be ordinary or extraordinary, foreseen or unforeseen. The foregoing shall include without limitation Tenant's obligation to maintain floors and floor coverings, to paint and repair walls and doors, to replace and repair all interior glass and windows, ceiling tiles, lights and light fixtures, pipes, drains and the like in the Premises. Without limitation, Tenant shall be responsible for heating, ventilating and air-conditioning systems and Utility Services serving the Premises from the point where such systems serve the Premises exclusively (including the Utility Switching Points to the Premises), and Tenant shall secure, pay for, and keep in force contracts with appropriate and reputable service companies reasonably approved by Landlord providing for the regular maintenance of such heating, ventilating and air-conditioning and Utility Services systems serving the Premises to the extent that such systems do not serve other tenants of the Property. If anything required pursuant to Section 10.04(a) to be repaired cannot be fully repaired or restored, Tenant shall replace it at Tenant's cost, even if the benefit or useful life of such replacement extends beyond the Term. Tenant shall hire its own cleaning contractor for the Premises.

     10.04(b) LANDLORD'S RIGHT TO CURE. If Tenant does not perform any of its obligations under Section 10.04(a), Landlord upon ten (10) days' prior notice to Tenant (or without prior notice in the case of an emergency) may perform such maintenance, repair or replacement on Tenant's behalf, and Tenant shall reimburse Landlord for all costs reasonably incurred, together with an Administrative Charge, which payment shall be made, after written demand by Landlord, with the next payment of Rent hereunder.

     10.04(c) FINISH WORK. Tenant shall perform all work, other than Base Building Work, required to prepare the Premises for Tenant's use and occupancy (the "FINISH WORK"). Any Finish Work constructed by Tenant shall be performed in accordance with, and subject to, the provisions of Section 10.05 and the Finish Work Letter attached as EXHIBIT L of the Lease. Tenant must expend at least $45.00 per square foot of the Premises for the Finish Work, which shall be of the type of work suitable for a first class office, laboratory, and research and development facility, and the Finish Work must be completed by Tenant on or before the date that is two (2) months after the Delivery Date.

10.05 TENANT WORK.

     10.05(a) GENERAL. "TENANT WORK" shall mean all work, including Finish Work, demolition, improvements, additions and alterations, in or to the Premises but excluding Base Building Work. Without limitation, Tenant Work includes any penetrations in the walls, partitions, ceilings or floors and all attached carpeting, all signs visible from the exterior of the Premises, and any change in the exterior appearance of the windows in the Premises (including shades, curtains and the like). All Tenant Work shall be subject to Landlord's prior written approval and shall be arranged and paid for by Tenant all as provided herein; provided that any interior, non-structural Tenant Work (including any series of related Tenant Work projects) that (a) costs less than the Tenant Work Threshold Amount (which shall be $50,000), (b) does not interconnect with or materially affect any fire-safety, telecommunications, electrical, mechanical, ventilation or plumbing systems of the Building ("CORE BUILDING SYSTEMS"), and
(c) does not affect any penetrations in or otherwise affect any walls, floors, roofs, or other structural elements of the Building or any signs visible from the exterior of the Premises or any change in the exterior appearance of the windows in the Premises (including shades, curtains and the like) shall not require Landlord's prior approval if Tenant delivers the Construction Documents (as defined in Section 10.05(b)) (or, if such work is of the type for which Construction Documents are not typically prepared in a first class office and laboratory building, such other description as is reasonably satisfactory to Landlord) for such work to Landlord at least five (5) business days' prior to commencing such work. Whether or not Landlord's approval is required, Tenant shall neither propose nor effect any Tenant Work that in Landlord's reasonable judgment (i) adversely affects any structural component of the Building, (ii) would be incompatible with the Core Building Systems, (iii) affects the exterior or the exterior appearance of the Building or common areas within or around the Building or other property than the Premises, (iv) diminishes the value of the Premises, or (v) requires any unusual expense to readapt the Premises. Prior to commencing any Tenant Work affecting air disbursement from ventilation systems serving Tenant or the Building, including without limitation the installation of Tenant's exhaust systems, Tenant shall provide Landlord with a third party report from a consultant, and in a form reasonably acceptable to Landlord, showing that such work will not adversely affect the ventilation systems or air quality of the Building (or of any other tenant in the Building) and shall, upon completion of such work, provide Landlord with a certification reasonably satisfactory to Landlord from such consultant confirming that no such adverse effects have resulted from such work.

     10.05(b) CONSTRUCTION DOCUMENTS. No Tenant Work shall be effected except in accordance with complete, coordinated construction drawings and specifications ("CONSTRUCTION DOCUMENTS") prepared in accordance with EXHIBIT G. Prior to the commencement of any Tenant Work requiring Landlord's approval hereunder, Tenant shall obtain Landlord's prior written approval of the Construction Documents for such work, which approval shall not be unreasonably withheld. The Construction Documents shall be prepared by an architect ("TENANT'S ARCHITECT") registered in the Commonwealth of Massachusetts and experienced in the construction of tenant space improvements in comparable buildings in the area where the Premises are located and, if the value of such Tenant Work will equal or exceed the Tenant Work Threshold Amount or will affect any Core Building Systems or structural components of the Building, the identity of Tenant's Architect shall be approved by Landlord in advance, such approval not to be unreasonably withheld in the case of interior, non-structural alterations. Tenant shall be solely responsible for the liabilities associated with and expenses of all architectural and engineering services relating to Tenant Work and for the adequacy, accuracy, and completeness of the Construction Documents even if approved by the Landlord (and even if Tenant's Architect has been otherwise engaged by Landlord in connection with the Base Building Work). The Construction Documents shall set forth in detail the requirements for construction of the Tenant Work and shall show all work necessary to complete the Tenant Work including all cutting, fitting, and patching and all connections to the mechanical, electrical, and plumbing systems and components of the Building. Submission of the Construction Documents to Landlord for approval shall be accompanied by a certification of Tenant's Architect that all Tenant Work described in the Construction Documents (i) complies with all applicable laws, regulations, building codes, and first class design standards, (ii) does not adversely affect any structural component of the Building, (iii) is compatible with and does not adversely affect the Core Building Systems, (iv) does not affect any property other than the Premises, (v) conforms to floor loading limits specified by Landlord and its consultants, and
(vi) and with respect to all materials, equipment and special designs, processes or products, does not infringe on any patent or other proprietary rights of others. The Construction Documents shall comply with Landlord's requirements for the uniform exterior appearance of the Building, including without limitation the use of Building standard window blinds and Building standard light fixtures within fifteen (15) feet of each exterior window. Landlord's approval of Construction Documents shall signify only Landlord's consent to the Tenant Work shown and shall not result in any responsibility of Landlord concerning compliance of the Tenant Work with laws, regulations, or codes, or coordination or compatibility with any component or system of the Property, or the feasibility of constructing the Tenant Work without damage or harm to the Building, all of which shall be the sole responsibility of Tenant.

     10.05(c) PERFORMANCE. The identity of any person or entity (including any employee or agent of Tenant) performing or designing any Tenant Work ("TENANT CONTRACTOR") shall, if the cost of such work in any instance is in excess of the Tenant Work Threshold Amount or will affect any Core Building Systems or structural components of the Building or involves any work other than interior, nonstructural alterations, be approved in advance by Landlord. Landlord hereby approves Suffolk Construction Company as a potential Tenant Contractor for the Finish Work and, provided that Tenant can provide evidence satisfactory to the Landlord that The Richmond Group will not cause Tenant to breach the covenants set forth in this Lease regarding labor harmony, Landlord shall approve The Richmond Group as a potential Tenant Contractor for the Finish Work. Once any Tenant Contractor has been approved, then the same Tenant Contractor may thereafter be used by Tenant for the same type of work until Landlord notifies Tenant that such Tenant Contractor is no longer approved. Tenant shall procure at Tenant's expense all necessary permits and licenses before undertaking any Tenant Work. Tenant shall perform all Tenant Work at Tenant's risk in compliance with all applicable laws and in a good and workmanlike manner employing new materials of good quality and producing a result at least equal in quality to the other parts of the Premises. When any Tenant Work is in progress, Tenant shall cause to be maintained insurance as described in the Tenant Work Insurance Schedule attached as EXHIBITS H AND H1 and such other insurance as may be reasonably required by Landlord covering any additional hazards due to such Tenant Work, and, if the cost of such Tenant Work exceeds the Tenant Work Threshold Amount also such bonds or other assurances of satisfactory completion and payment as Landlord may reasonably require, in each case for the benefit of Landlord. If the Tenant Work, other than the Finish Work, in any instance requires Landlord's approval hereunder, Tenant shall reimburse Landlord for its reasonable costs of reviewing the proposed Tenant Work and inspecting installation of the same. At all times while performing Tenant Work, Tenant shall require any Tenant Contractor to comply with all applicable laws, regulations, permits and Landlord's rules and regulations relating to such work, including without limitation use of loading areas, elevators and lobbies. Each Tenant Contractor working on or requiring access to the roof of the Building shall coordinate their work with the Landlord and Landlord's roofing contractor, shall comply with its requirements, and shall not violate existing roof warranties.

     Each Tenant Contractor shall work on the Property without causing labor disharmony with workers employed by Landlord in undertaking the Base Building Work, or other work at the Property undertaken by Landlord, from time to time (and Tenant shall be responsible for all costs required to produce labor harmony), coordination difficulties, or delay to or impairing of any guaranties, warranties or the work of any other contractor. Each Tenant Contractor shall, by entry into the Property, be deemed to have agreed to indemnify and hold the Indemnitees harmless from any claim, loss or expense arising in whole or in part out of any act or neglect committed by or under such person while on or about the Premises or Property to the same extent as Tenant has so agreed in this Lease, the indemnities of Tenant and Tenant Contractor being joint and several.

     10.05(d) PAYMENT. Tenant shall pay the entire cost of all Tenant Work so that the Premises, including Tenant's leasehold, shall always be free of liens for labor or materials. If any such lien is filed that is claimed to be attributable to Tenant or persons acting under Tenant, then Tenant shall promptly (and always within thirty (30) days) discharge the same.

     10.05(e) OTHER. Tenant must schedule and coordinate all aspects of work with the Property manager and Property engineer and shall make prior arrangements for elevator use with the Property manager. If an operating engineer is required by any union regulations, Tenant shall pay for such engineer. If shutdown of risers and mains for electrical, mechanical and plumbing work is required, such work shall be supervised by Landlord's representative at Tenant's cost. If special security arrangements must be made (e.g., in connection with work outside normal business hours), Tenant Contractor shall pay the actual cost of such security. No work shall be performed in Property mechanical or electrical equipment rooms without Landlord's approval, which approval shall not be unreasonably withheld or delayed, and all such work shall be performed under Landlord's supervision. Except in case of emergency, at least forty-eight (48) hours' prior notice must be given to the Property management office prior to the shutdown of fire, sprinkler and other alarm systems, and in case of emergency, prompt notice shall be given. In the event that such work unintentionally alerts the Fire or Police Department or any private alarm monitoring company through an alarm signal, Tenant shall be liable for any fees or charges levied in connection with such alarm. Tenant shall pay to Landlord such charges as may from time to time be in effect with respect to any such shutdown. All demolition, installations, removals or other work that is reasonably likely to inconvenience other tenants of the Property or disturb Property operations must be scheduled with the Property manager at least twenty-four (24) hours in advance.

     Installations within the Premises (and elsewhere where Tenant is permitted to make installations) shall not interfere with existing services and shall be installed so as not to unreasonably interfere with subsequent installation of ceilings or services for other tenants. Redundant electrical, control and alarm systems and mechanical equipment and sheet metal used or placed on the Property during construction and not maintained as part of Tenant's use of the Premises must be removed as part of the work.

     Each Tenant Contractor shall take all reasonable steps to assure that any work is carried out without disruption from labor disputes arising from disputes concerning union jurisdiction and the affiliation of workers employed by said Tenant Contractor or its subcontractors and the union jurisdiction and affiliation of workers employed by Landlord to undertake the Base Building Work or other work at the Property undertaken by Landlord from time to time. Tenant shall be responsible for, and shall reimburse Landlord for, all actual costs and expenses, including reasonable attorneys' fees incurred by Landlord in connection with the breach by any Tenant Contractor of such obligations. If Tenant does not promptly resolve any labor dispute caused by or relating to any Tenant Contractor, Landlord may in its sole discretion request that Tenant remove such Tenant Contractor from the Property, and if such Tenant Contractor is not promptly removed, Landlord may prohibit such Tenant Contractor from entering the Property.

     Upon completion of any Tenant Work, Tenant shall give to Landlord (i) a permanent certificate of occupancy (if one is legally required) and any other final governmental approvals required for such work, (ii) copies of "as built" plans and all construction contracts and (iii) proof of payment for all labor and materials.

10.06 CONDITION UPON TERMINATION. At the expiration or earlier termination of the Term, Tenant (and all persons claiming through Tenant) shall without the necessity of notice deliver the Premises (including all Finish Work and Tenant Work, and all replacements thereof, except such additions, alterations, and other Tenant Work as the Landlord may direct to be removed at the time the Landlord approves the plans thereof, or, in the case of Tenant Work not subject to Landlord approval, at the time of expiration or earlier termination of the Term) broom-clean, in compliance with the requirements of Section 10.07 and in good and tenantable condition reasonable wear and damage by casualty or taking (to the extent provided in Article 12 only) excepted. The Premises shall be surrendered to Landlord free and clear of any mechanic's liens (or any similar lien related to labor or materials) filed against any part of the Premises and free and clear of any financing or other encumbrance on any equipment and/or Finish Work or Tenant Work to be surrendered with the Premises. As part of such delivery, Tenant shall also provide all keys (or lock combinations, codes or electronic passes) to the Premises to Landlord; remove all signs wherever located; and, except as provided in this Section 10.06, remove all Tenant Property and other personal property whether or not bolted or otherwise attached. As used herein, "TENANT PROPERTY" shall mean all trade fixtures, furnishings, equipment inventory, and other personal property owned by Tenant or any person acting under Tenant at the Premises (except to the extent such fixtures or equipment are paid for out of the Finish Work Allowance). Tenant shall repair all damage that results from such removal and restore the Premises substantially to a fully functional and tenantable condition (including the filling of all floor and wall holes, the removal of all disconnected wiring back to junction boxes and the replacement of all damaged ceiling tiles; but excluding (x) the filling of any floor and wall holes made in connection with tenant improvements that Tenant is permitted or required to leave in the Premises at the conclusion of the term and (y) the replacement of any Tenant Property that is being removed from the Premises). Any property not so removed shall be deemed abandoned, shall at once become the property of Landlord, and may be disposed of in such manner as Landlord shall see fit; and Tenant shall pay the cost of removal and disposal to Landlord upon demand. The covenants of this Section shall survive the expiration or earlier termination of the Term.

10.07 DECOMMISSIONING OF THE PREMISES. Prior to the expiration of this Lease (or within thirty (30) days after any earlier termination), Tenant shall clean and otherwise decommission all interior surfaces (including floors, walls, ceilings, and counters), piping, supply lines, waste lines and plumbing in and/or exclusively serving the Premises, and all exhaust or other ductwork in and/or exclusively serving the Premises, in each case which has carried or released or been exposed to any Environmental Substances, and shall otherwise clean the Premises so as to permit the report hereinafter called for by this Section 10.07 to be issued. Prior to the expiration of this Lease (or within thirty (30) days after any earlier termination), Tenant, at Tenant's expense, shall obtain for Landlord a report addressed to Landlord (and, at Tenant's election, Tenant) by a reputable licensed environmental engineer that is designated by Tenant and acceptable to Landlord in Landlord's reasonable discretion, which report shall be based on the environmental engineer's inspection of the Premises and shall show:

     (i) that the Environmental Substances, to the extent, if any, existing prior to such decommissioning, have been removed as necessary so that the interior surfaces of the Premises (including floors, walls, ceilings, and counters), piping, supply lines, waste lines and plumbing, and all such exhaust or other ductwork in and/or exclusively serving the Premises, may be reused by a subsequent tenant or disposed of in compliance with applicable Environmental Laws (as defined in Section 9.04 hereof) without taking any special precautions for Environmental Substances, without incurring special costs or undertaking special procedures for demolition, disposal, investigation, assessment, cleaning or removal of Environmental Substances and without incurring regulatory compliance requirements or giving notice in connection with Environmental Substances; and

     (ii) that the Premises may be reoccupied for office or laboratory use, demolished or renovated without taking any special precautions for Environmental Substances, without incurring special costs or undertaking special procedures for disposal, investigation, assessment, cleaning or removal of Environmental Substances and without incurring regulatory requirements or giving notice in connection with Environmental Substances.

     Further, for purposes of clause (ii): "SPECIAL COSTS" or "SPECIAL PROCEDURES" shall mean costs or procedures, as the case may be, that would not be incurred but for the nature of the Environmental Substances as Environmental Substances instead of non-hazardous materials. The report shall include reasonable detail concerning the clean-up location, the tests run and the analytic results.

     If Tenant fails to perform its obligations under this Section, without limiting any other right or remedy, Landlord may, on five (5) business days' prior written notice to Tenant, perform such obligations at Tenant's expense, and Tenant shall promptly reimburse Landlord upon demand for all costs and expenses reasonably incurred together with an Administrative Charge. Tenant's obligations under this Section shall survive the expiration or earlier termination of this Lease.

ARTICLE 11: ROOFTOP LICENSE

11.01 ROOFTOP LICENSE. If requested by Tenant in writing and required to construct Tenant Work shown on any Construction Documents approved by Landlord, Landlord shall grant Tenant the appurtenant, exclusive, and irrevocable (except upon the expiration or earlier termination of this Lease) right at no additional charge, but otherwise subject to the terms and conditions of this Lease, to use a contiguous portion of the roof of the Building approved by Landlord (the "ROOFTOP INSTALLATION AREAS") to operate, maintain, repair and replace rooftop mechanical equipment appurtenant to the Permitted Uses installed as part of the Finish Work or otherwise as permitted pursuant to Section 10.05 ("TENANT'S EQUIPMENT"). The exact location and layout of the Rooftop Installation Areas shall be approved by Landlord in its sole discretion and shall not exceed in area the Tenant's Pro Rata Share of rooftop areas made available to tenants in the Building for similar purposes.

11.02 INSTALLATION AND MAINTENANCE OF ROOFTOP EQUIPMENT. Tenant shall install Tenant's Equipment at its sole cost and expense, at such times and in such manner as Landlord may reasonably designate and in accordance with all of the applicable provisions of this Lease regarding Tenant Work. Tenant shall not install or operate Tenant's Equipment until it receives prior written approval of the Construction Documents in accordance with Section 10.05(b). Landlord may withhold approval if the installation or operation of Tenant's Equipment reasonably would be expected to damage the structural integrity of the Building.

     Tenant shall engage Landlord's roofer before beginning any rooftop installations or repairs of Tenant's Equipment, whether under this Article 11 or otherwise, and shall always comply with the roof warranty governing the protection of the roof and modifications to the roof. Tenant shall obtain a letter from Landlord's roofer following completion of such work stating that the roof warranty remains in effect. Tenant, at its sole cost and expense, shall inspect the Rooftop Installation Areas at least once a month and correct any loose bolts, fittings or other appurtenances and shall repair any damage to the roof caused by the installation or operation of Tenant's Equipment. Tenant covenants that the installation, existence, maintenance and operation of Tenant's Equipment shall not violate any Legal Requirements or constitute a nuisance. Tenant shall pay Landlord following a written request therefor, with the next payment of Rent, (i) all applicable taxes or governmental charges, fees, or impositions imposed on Landlord because of Tenant's use of the Rooftop Installation Areas and (ii) the amount of any increase in Landlord's insurance premiums as a result of the installation of Tenant's Equipment.

11.03 INDEMNIFICATION. Tenant agrees that the installation, operation and removal of Tenant's Equipment shall be at its sole risk. Tenant shall indemnify and defend Landlord and the other Indemnitees against any liability, claim or cost, including reasonable attorneys' fees, incurred in connection with the loss of life, personal injury, damage to property or business or any other loss or injury (except to the extent due to the negligence or willful misconduct of Landlord or its employees, agents, contractors or invitees) arising out of the installation, use, operation, or removal of Tenant's Equipment by Tenant or its employees, agents, contractors, or invitees, including any liability arising out of Tenant's violation of this Article 11. Landlord assumes no responsibility for interference in the operation of Tenant's Equipment caused by other tenants' equipment, or for interference in the operation of other tenants' equipment caused by Tenant's Equipment. The provisions of this Section 11.03 shall survive the expiration or earlier termination of this Lease.

11.04 REMOVAL OF TENANT'S EQUIPMENT. Upon the expiration or earlier termination of the Lease, Tenant, at its sole cost and expense, shall (i) remove Tenant's Equipment from the Rooftop Installation Areas, if necessary, in accordance with the provisions of this Lease regarding Tenant Work and (ii) leave the Rooftop Installation Areas in good order and repair, reasonable wear and tear excepted. If Tenant does not remove Tenant's Equipment when so required, Landlord may remove and dispose of it and charge Tenant for all costs and expenses incurred. Notwithstanding clause (i) to the contrary, Tenant may request, at the time it seeks approval from Landlord for the installation of any Tenant's Equipment, that Landlord identify which, if any, of such Tenant's Equipment must be removed at the expiration or earlier termination of the Lease.

11.05 INTERFERENCE BY TENANT'S EQUIPMENT. Landlord may grant future roof rights to other parties, and Landlord shall be contractually obligated to cause such other parties to minimize interference with Tenant's Equipment. If Tenant's Equipment (i) causes physical damage to the structural integrity of the Building, (ii) materially interferes with any telecommunications, mechanical or other systems located at or servicing (as of the Lease Commencement Date) the Building or any building, premises or location in the vicinity of the Building,
(iii) interferes with any other service provided to other tenants in the Building by rooftop installations installed prior to the installation of Tenant's Equipment or (iv) interferes with any other tenants' business, in each case in excess of that permissible under F.C.C. or other regulations (to the extent that such regulations apply and do not require such tenants or those providing such services to correct such interference or damage), Tenant shall within two (2) Business Days of notice (which may be oral) of a claim of interference or damage cooperate with Landlord or any other tenant or third party making such claim to determine the source of the damage or interference and effect a prompt solution at Tenant's expense (if Tenant's Equipment caused such interference or damage). In the event Tenant disputes Landlord's allegation that Tenant's Equipment is causing a problem with the Building (including, but not limited to, the electrical, HVAC, and mechanical systems of the Building) and/or any other Building tenants' equipment in the Building, in writing delivered within two (2) Business Days of receiving Landlord's notice claiming such interference, then Landlord and Tenant shall meet to discuss a solution, and if within seven (7) days of their initial meeting Landlord and Tenant are unable to resolve the dispute, then the matter shall be submitted to arbitration in accordance with the provisions set forth below.

     The parties shall direct the Boston office of the American Arbitration Association (the "AAA") to appoint an arbitrator who shall have a minimum of ten
(10) years' experience in commercial real estate disputes and who shall not be affiliated with either Landlord or Tenant. Both Landlord and Tenant shall have the opportunity to present evidence and outside consultants to the arbitrator.

     The arbitration shall be conducted in accordance with the commercial real estate arbitration rules of the AAA insofar as such rules are not inconsistent with the provisions of this Lease (in which case the provisions of this Lease shall govern). The cost of the arbitration (exclusive of each party's witness and attorneys' fees, which shall be paid by such party) shall be borne equally by the parties.

     Within ten (10) days of appointment, the arbitrator shall determine whether or not Tenant's Equipment is causing a problem with the Building and/or any other Building tenants' equipment in the Building, and the appropriate resolution, if any. The arbitrator's decision shall be final and binding on the parties. If Tenant shall fail to cooperate with Landlord in resolving any such interference or if Tenant shall fail to implement the arbitrator's decision within ten (10) days after it is issued, Landlord may at any time thereafter (i) declare an Event of Default and pursue the remedies set forth in Section 14 of this Lease and/or (ii) relocate the item(s) of Tenant's Equipment in dispute in a manner consistent with the arbitral decision.

11.06 RELOCATION OF TENANT'S EQUIPMENT. Based on Landlord's good faith determination that such a relocation is necessary, Landlord reserves the right to cause Tenant to relocate Tenant's Equipment located on the roof to comparably functional space on the roof by giving Tenant prior notice of such intention to relocate. If within thirty (30) days after receipt of such notice Tenant has not agreed with Landlord on the space to which Tenant's Equipment is to be relocated, the timing of such relocation, and the terms of such relocation, then Landlord shall have the right to make all such determinations in its reasonable judgment. Landlord agrees to pay the reasonable cost of moving Tenant's Equipment to such other space, taking such other steps necessary to ensure comparable functionality of Tenant's Equipment, and finishing such space to a condition comparable to the then condition of the current location of Tenant's Equipment. Such payment by Landlord shall not constitute an Operating Expense under this Lease. Tenant shall arrange for the relocation of Tenant's Equipment within sixty (60) days after a comparable space is agreed upon or selected by Landlord, as the case may be. In the event Tenant fails to arrange for said relocation within the sixty-(60)-day period, Landlord shall have the right to arrange for the relocation of Tenant's Equipment at Landlord's expense, all of which shall be performed in a manner designed to minimize interference with Tenant's business.

ARTICLE 12: DAMAGE OR DESTRUCTION; CONDEMNATION

12.01 DAMAGE OR DESTRUCTION OF PREMISES. If the Premises or any part thereof shall be damaged by fire or other insured casualty, then, subject to the last paragraph of this Section, Landlord shall proceed with diligence, subject to then applicable statutes, building codes, zoning ordinances and regulations of any governmental authority, and at the expense of Landlord (but only to the extent of insurance proceeds made available to Landlord by any mortgagee of the Building and any ground lessor) to repair or cause to be repaired such damage, (other than any Tenant Work, which Tenant shall promptly commence, and proceed with diligence, to restore). All repairs to and replacements of Tenant Property and any Tenant Work shall be made by and at the expense of Tenant. The cost of any repairs performed under this Section by Landlord at Tenant's expense (including costs of design fees, financing, and charges for administration, overhead and construction management services by Landlord and Landlord's contractor) shall constitute Additional Rent hereunder. If the Premises or any part thereof shall have been rendered unfit for use and occupation hereunder by reason of such damage, the Base Rent or a just and proportionate part thereof, according to the nature and extent to which the Premises shall have been so rendered unfit, shall be abated until the Premises (except as to Tenant Property and any Tenant Work) shall have been restored as nearly as practicable to the condition in which they were immediately prior to such fire or other casualty; provided, however, that in no event shall the period of such abatement exceed 14 months, and that if and to the extent Landlord shall be unable to collect the insurance proceeds (including rent insurance proceeds) applicable to such damage because of some action or inaction on the part of Tenant, or the employees, licensees or invitees of Tenant, the cost of repairing such damage shall be paid by Tenant and there shall be no abatement of rent. Landlord shall not be liable for delays in the making of any such repairs that are due to government regulation, casualties, and strikes, unavailability of labor and materials, delays in obtaining insurance proceeds, and other causes beyond the reasonable control of Landlord, nor shall Landlord be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting from delays in repairing such damage.

     If (i) the Premises are so damaged by fire or other casualty (whether or not insured) at any time during the last thirty (30) months of the Term that the cost to repair such damage is reasonably estimated to exceed one-third of the total Base Rent payable hereunder for the period from the estimated completion date of repair until the end of the Term, (ii) at any time the Property (or any portion thereof, whether or not including any portion of the Premises) is so damaged by fire or other casualty (whether or not insured) that substantial alteration or reconstruction or demolition of the Property (or a portion thereof) shall in Landlord's judgment be required, or (iii) at any time damage to the Building occurs by fire or other insured casualty and any mortgagee or ground lessor shall refuse to permit insurance proceeds to be utilized for the repair or replacement of such property and Landlord determines not to repair such damage, then and in any of such events, this Lease and the term hereof may be terminated at the election of Landlord by a notice from Landlord to Tenant within six (6) months, or such longer period as is required to complete arrangements with any mortgagee or ground lessor regarding such situation, following such fire or other casualty; the effective termination date pursuant to such notice shall be not less than thirty (30) days after the day on which such termination notice is received by Tenant. If any mortgagee refuses without fault by Tenant to permit insurance proceeds to be applied to replacement of the Premises, and neither Landlord nor such mortgagee has commenced such replacement within one hundred forty (140) days following adjustment of such casualty loss with the insurer, then Tenant may, until any such replacement commences, terminate this Lease by giving at least thirty (30) days prior written notice thereof to Landlord and such termination shall be effective on the date specified if such replacement has not then commenced. If Landlord has not completed any restoration of the Premises that it is required to complete pursuant to this Section 12.01 within fourteen (14) months following adjustment of such casualty loss with the insurer, then Tenant may terminate this Lease by thirty (30) days prior written notice to Landlord, provided that such notice shall be null and void, and this Lease shall remain in full force and effect, if such restoration is completed within such 30 day period. In the event of any termination, the Term shall expire as though such effective termination date were the date originally stipulated in Article 1 for the end of the Term and the Base Rent and Additional Rent for Total Operating Costs (to the extent not abated as set forth above) shall be apportioned as of such date.

12.02 EMINENT DOMAIN. In the event that all or any substantial part of the Premises or the Property or its common areas is taken (other than for temporary use, hereafter described) by public authority under power of eminent domain (or by conveyance in lieu thereof), then by notice given within three months following the recording of such taking (or conveyance) in the appropriate registry of deeds, this Lease may be terminated at Landlord's election thirty
(30) days after such notice, and Base Rent and Tenant's share of Total Operating Costs, shall be apportioned as of the date of termination. If this Lease is not terminated as aforesaid, subject to the rights of mortgagees Landlord shall within a reasonable time thereafter, diligently restore what may remain of the Premises (excluding any Tenant Property or other items installed or paid for by Tenant that Tenant is permitted or may be required to remove upon expiration and any Tenant Work) to a tenantable condition. In the event some portion of rentable floor area of the Premises is taken (other than for temporary use) and this Lease is not terminated, Base Rent shall be proportionally abated for the remainder of the Term. In the event of any taking of the Premises or any part thereof for temporary use, (i) this Lease shall be and remain unaffected thereby and rent shall not abate, and (ii) Tenant shall be entitled to receive for itself such portion or portions of any award made for such use with respect to the period of the taking that is within the Term, provided that if such taking shall remain in force at the expiration or earlier termination of this Lease, then Tenant shall pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations hereunder with respect to surrender of the Premises and upon such payment shall be excused from such obligations.

     So long as Tenant is not then in breach of any covenant or condition of this Lease, any specific damages that are expressly awarded to Tenant on account of its relocation expenses, and specifically so designated, shall belong to Tenant. Except as provided in the preceding sentence of this paragraph, Landlord reserves to itself, and Tenant releases and assigns to Landlord, all rights to damages accruing on account of any taking or by reason of any act of any public authority for which damages are payable. Tenant agrees to execute such further instruments of assignment as may be reasonably requested by Landlord, and to turn over to Landlord any damages that may be recovered in any proceeding or otherwise; and Tenant irrevocably appoints Landlord as its attorney-in-fact with full power of substitution so to execute and deliver in Tenant's name, place and stead all such further instruments if Tenant shall fail to do so after ten (10) days' notice.

ARTICLE 13: ASSIGNMENT AND SUBLETTING

13.01 LANDLORD'S CONSENT REQUIRED. Except as set forth in this Article, Tenant shall not directly or indirectly assign this Lease, or sublet or license the Premises or any portion thereof, or advertise the Premises for assignment or subletting or permit the occupancy of all or any portion of the Premises by any person other than Tenant (each of the foregoing actions are collectively referred to as a "TRANSFER") without obtaining, on each occasion, the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, provided that Tenant complies with the provisions of this Article. It shall be reasonable for Landlord to withhold consent if a proposed assignee or a subtenant (or subtenants) that in the aggregate would sublease greater than fifty percent (50%) of the Premises, does not or do not have a creditworthiness that is acceptable to Landlord in light of the obligations being assumed by the Transferee. A Transfer shall include, without limitation, any transfer of Tenant's interest in this Lease by operation of law, merger or consolidation of Tenant into any other firm or corporation, and the transfer or sale of a controlling interest in Tenant, whether by sale of its capital stock or otherwise or any sale of all or a substantial part of Tenant's assets. Any Transfer shall be subject to this Lease, all of the provisions of which shall be conditions to such Transfer and be binding on any assignee, subtenant, or other occupant (any of the foregoing, a "Transferee"). No Transferee shall have any right further to transfer its interest in the Premises except back to Tenant, and nothing herein shall impose any obligation on Landlord to consider any request for a further Transfer. In no event shall Tenant propose, or enter into, a Transfer (other than a Related Party Transfer, as defined below) during the first 24 months of the Term.

13.02 TERMS. Tenant shall not offer to make a Transfer (i) to any tenant in the Property or any prospective tenant with whom Landlord has commenced negotiations for space (or any affiliate of such tenant or prospective tenant) in the Building, (ii) to any person or entity that would be of such type, character or condition as to be inappropriate as a tenant of a building comparable to the Building, or (iii) until such time as one hundred percent (100%) of the Building is leased for a term of years, unless the aggregate rent payable to Tenant under such Transfer equals or exceeds the prevailing market rate rent and other charges quoted by Landlord for space in the Building comparable to the Premises.

13.03 RIGHT OF TERMINATION OR RECAPTURE. If Tenant proposes a Transfer of all or more than fifty percent (50%) of the Premises in the aggregate (excluding any Related Party Transfer), in Tenant's request for consent under Section 13.04 Tenant shall offer to Landlord in writing the right to terminate this Lease as to the area in question. If Landlord shall elect in writing to accept the offer to terminate within thirty (30) days after receipt of such offer, this Lease shall so terminate as to the area in question of the date specified in such offer as of the date specified in the offer and the provisions of this Lease governing termination shall apply to such space. If Landlord shall not so elect, Tenant shall then comply with the provisions of this Article applicable to a Transfer. Landlord shall have the right to separate any portion of the Premises recaptured pursuant to this Section 13.03 from the remainder of the Premises by constructing demising walls at its sole cost and expense.

13.04 PROCEDURES. Tenant's request for consent under this Article shall set forth the details of the proposed Transfer, including: (i) the name, business, and financial condition of the prospective transferee, (ii) a true and complete copy of the proposed instrument containing all of the terms and conditions of such Transfer, (iii) a written agreement of the assignee, subtenant or licensee agreeing with Landlord to perform and observe all of the terms, covenants, and conditions of this Lease undertaken by such transferee and such other matters as are contained in Landlord's standard form of consent to a Transfer, which shall be substantially the same as the form attached hereto as Exhibit P with respect to subleases, and (iv) any other information Landlord reasonably deems relevant in light of the provisions of this Article 13. Subject to the foregoing provisions of this Article VI, Landlord's consent to a proposed sublease of all or part of the Premises shall not be unreasonably withheld. Tenant shall pay to Landlord, as Additional Rent, Landlord's reasonable attorneys' fees in reviewing any proposed Transfer, whether or not Landlord consents and whether or not Landlord's consent is required. Notwithstanding anything to the contrary in this
Article 13, Tenant may make a Related Party Transfer without the consent of Landlord provided that Tenant gives Landlord at least ten (10) days' prior notice thereof together with evidence reasonably satisfactory to Landlord that the proposed Transfer is a Related Party Transfer and such Related Party Transfer is subject to all of the other terms and conditions of this Article. A "RELATED PARTY TRANSFER" shall mean one or more of the following: (1) a sublease to any subsidiary in which Tenant owns substantially all voting stock and control or to any parent owning substantially all voting stock and control of Tenant, (2) any assignment incident to the sale of substantially all of Tenant's assets, or (3) a statutory merger of Tenant with any other entity, provided that in either case of clause (2) or (3) the person succeeding to Tenant's interest immediately thereafter has a net worth equal to or in excess of that of Tenant at the Date of Lease or immediately prior to the Related Party Transfer, whichever is greater.

13.05 EXCESS RENTS. If the consideration, rent, or other amounts payable to Tenant under any other Transfer including Transfers consented to by Landlord (but excluding any Related Party Transfer) exceed the Rent and other charges to be paid hereunder and Tenant's Transfer Expenses (pro rated based (a) on floor area in the case of a subletting, license or other occupancy of less than the entire area of the Premises and (b) over the remaining Term), then Tenant shall pay to Landlord, as Additional Rent, fifty percent (50%) of the amount of such excess when and as received. Tenant's "TRANSFER EXPENSES" shall mean Tenant's reasonable and necessary payments to third parties in connection with such a Transfer on account of brokerage, legal and fit-up costs. Without limiting the generality of the first sentence of this section, any lump-sum payment or series of payments (including for the purchase or use of so-called leasehold improvements to the extent such leasehold improvements will become the property of Landlord upon the termination or earlier expiration of this Lease) on account of any Transfer shall be deemed to be in excess of rent and other charges in its or their entirety and profit on account of such lump sum payments shall mean the extent to which such lump sum payments exceed the sum of (x) the present value of the Rent and other charges to be paid hereunder discounted at the rate of four percent (4%) and (y) Tenant's Transfer Expenses (pro rated based (a) on floor area in the case of a subletting, license or other occupancy of less than the entire area of the Premises and (b) over the remaining Term).

13.06 NO RELEASE Notwithstanding any Transfer and whether or not the same is consented to, the liability of Tenant to Landlord shall remain direct and primary. Any transferee of all or substantially all of Tenant's interest in the Premises shall be jointly and severally liable with Tenant to Landlord for the performance of all of Tenant's covenants under this Lease; and such assignee shall upon request execute and deliver such instruments as Landlord reasonably requests in confirmation thereof (and agrees that its failure to do so shall be a default). Tenant hereby irrevocably authorizes Landlord to collect Rent and other charges from any Transferee (and upon notice any Transferee shall pay directly to Landlord) and apply the net amount collected to the rent and other charges reserved under this Lease. No Transfer shall be deemed a waiver of the provisions of this Section, or the acceptance of the Transferee as a tenant, or a release of Tenant from direct and primary liability for the performance of all of the covenants of this Lease. The consent by Landlord to any Transfer shall not relieve Tenant or any transferee from the obligation of obtaining the express consent of Landlord to any modification of such Transfer or a further Transfer by Tenant or such transferee. Notwithstanding anything to the contrary in the documents effecting the Transfer, Landlord's consent shall not alter in any manner whatsoever the terms of this Lease, to which any Transfer at all times shall be subject and subordinate; provided that (other than in the case of a Related Party Transfer or as otherwise expressly provided herein) any option or other right that Tenant may have relating to the Premises, including any right to extend the Term or lease other premises, shall automatically be terminated. The breach by Tenant or any transferee of any covenant in this Article shall be a default for which there is no cure period. Landlord shall not have any liability to Tenant for any failure or refusal by Landlord to consent to a proposed Transfer, and Tenant's sole remedy for any such failure or refusal shall be for injunctive relief after a judicial determination that Landlord has breached any obligation to grant such consent required to be given hereunder.

     Anything contained in the foregoing provisions of this section to the contrary notwithstanding, neither Tenant nor any transferee nor any other person having an interest in the possession, use, occupancy or utilization of the Premises shall enter into any lease, sublease, assignment, license, concession or other agreement for use, occupancy or utilization of space in the Premises that provides for rental or other payment for such use, occupancy or utilization based, in whole or in part, on the net income or profits derived by any person from the Premises leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and any such purported lease, sublease, assignment, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Premises.

     13.07. TERMINATION UPON ASSIGNMENT Notwithstanding anything to the contrary in this Lease, Tenant shall have the one-time right to terminate the term of this Lease effective upon the date (the "DISSOLUTION TERMINATION DATE") that (x) the original Tenant named hereunder dissolves or otherwise ceases to exists as the result of a merger or (y) substantially all of Tenant's assets are acquired in a bona fide sale to an unrelated third party; provided, however, that (A) such termination shall only take effect if Tenant gives Landlord at lease nine months' prior written notice (a "MERGER/SALE TERMINATION NOTICE") of the Dissolution Termination Date and (B) in no event shall the Dissolution Termination Date occur on a date that is later than the last day of the fifth Lease Year of the term. The Termination Notice must be accompanied by a check payable to Landlord in an amount equal to the Termination Payment (calculated and subject to the minimum amount set forth in Section 3.04 as if the Dissolution Termination Date is the Early Termination Date) and (y) a warrant, effective upon the date of the Merger/Sale Termination Notice, to purchase 10,000 shares of Tenant's common stock at an exercise price of $2.70 per share in the form attached to the lease as EXHIBIT N. The Termination Payment shall be in addition to, and not in lieu of, Tenant's obligations to pay rent for the period ending on the Dissolution Termination Date. Time is of the essence with regard to the provisions of this Section 13.07.

     Tenant's Dissolution Termination Notice shall be effective only if such notice is applicable to the entire Premises, is unconditional, and is accompanied by the Termination Payment. Once given, such termination notice shall be irrevocable. Notwithstanding the foregoing, any exercise by Tenant of its termination right under this Paragraph shall, at Landlord's election, be void if Tenant is in default hereunder continuing beyond applicable notice or cure period or an event or condition exists which with notice and the passage of time would constitute such a default, provided that, in either case, any such default is with respect to a payment of Rent or is on account of a breach of the terms and conditions of Section 9.04 or Section 13.01 of this Lease unless Tenant cures such default within the applicable cure period, if any, under this Lease (or unless Tenant otherwise provides Landlord with sufficient assurances that Tenant will complete such cure as determined in Landlord's sole discretion), either at the time Tenant elects to terminate the Lease or at the time the Lease would be terminated pursuant to Tenant's election to terminate. If Tenant exercises its termination right hereunder, (a) Tenant's extension option under Section 3.03. and rights pursuant to Article 18 shall be null and void, and (b) Tenant shall peaceably surrender the Premises to Landlord on or before the Dissolution Termination Date in accordance with the applicable provisions of the Lease.

ARTICLE 14: EVENTS OF DEFAULT AND REMEDIES

14.01 EVENTS OF DEFAULT. If Tenant fails to pay Rent when due and such default continues for five (5) business days after notice, or if more than two default notices are properly given in any twelve-month period; or if Tenant vacates substantially all of the Premises with more than six months of the Term remaining; or if Tenant vacates substantially all of the Premises with six months or less of the Term remaining and Tenant is then, or is thereafter, in default pursuant to any other provision of this Lease following the giving of applicable notices, if any; or if Tenant (or any Transferee) dissolves or otherwise ceases to do business in the Commonwealth of Massachusetts; or if Tenant (or any Transferee) makes any transfer of the Premises in violation of this Lease; or if a petition is filed by Tenant (or any Transferee) for insolvency or for appointment of a receiver, trustee or assignee or for adjudication, reorganization or arrangement under any bankruptcy act, or if any similar petition is filed against Tenant (or any Transferee) and such petition filed against is not dismissed within thirty (30) days thereafter; or if any representation or warranty made by Tenant is untrue in any material respect; or if Tenant fails to perform any other covenant or condition hereunder and such default continues longer than any period expressly provided for the correction thereof (and if no period is expressly provided then for thirty (30) days after notice is given, provided, however, that such period shall be reasonably extended in the case of any such non-monetary default that cannot be cured within such period only if the matter complained of can be cured, Tenant begins promptly and thereafter diligently completes the cure, and Tenant gives Landlord notice of such intent to cure within ten (10) days after notice of such default), or if the stock warrant (the "WARRANT") in the form of EXHIBIT M (the "INITIAL WARRANT") issued by Tenant to Landlord shall cease to be in full force and effect, or if the issuer of the Initial Warrant shall be in default under the Warrant beyond the expiration of any applicable cure period, then, and in any such case, Landlord and its agents lawfully may, in addition to any remedies for any preceding breach, immediately or at any time thereafter without demand or notice and with or without process of law, enter upon any part of the Premises in the name of the whole or mail or deliver a notice of termination of the Term of this Lease addressed to Tenant at the Premises or any other address herein, and thereby terminate the Term and repossess the Premises as of Landlord's former estate. Any default beyond applicable notice and cure periods by Tenant is referred to herein as an "EVENT OF DEFAULT." At Landlord's election such notice of termination may be included in any notice of default. Upon such entry or mailing the Term shall terminate, all executory rights of Tenant and all obligations of Landlord will immediately cease, and Landlord may expel Tenant and all persons claiming under Tenant and remove their effects without any trespass and without prejudice to any remedies for arrears of Rent or prior breach; and Tenant waives all statutory and equitable rights to its leasehold (including rights in the nature of further cure or redemption, if any). If Landlord engages attorneys in connection with any failure to perform by Tenant hereunder, Tenant shall reimburse Landlord for the fees of such attorneys on demand as Additional Rent. Without implying that other provisions do not survive, the provisions of this Article shall survive the Term or earlier termination of this Lease.

     Rent forgiveness, allowances for (and/or Landlord expenses in designing and constructing) leasehold improvements to ready the Premises for Tenant's occupancy and the like, if any, have been agreed to by Landlord as inducements for Tenant faithfully to perform all of its obligations. For all purposes, upon the occurrence of any default and the lapse of the applicable cure period, if any, any such inducements shall be deemed void as of the date hereof as though such had never been included (except to the extent previously received by Tenant); e.g., Tenant shall have no further right to any then unused amounts of Finish Work Allowance or to any then unapplied free rent or Rent credit. The foregoing will occur automatically without any further notice by Landlord, whether or not the Term is then or thereafter terminated and whether or not Tenant thereafter corrects such default.

14.02 REMEDIES FOR DEFAULT.

     14.02(a) RELETTING EXPENSES DAMAGES. If the Term of this Lease is terminated for default, and Landlord relets the Premises within ninety (90) days of lease termination, Landlord shall be entitled to deduct from any credit due Tenant under Section 14.02(b) all of Landlord's reasonable costs, including reasonable attorneys fees, related to Tenant's default and in collecting amounts due and all reasonable expenses in connection with reletting, including tenant inducements to new tenants, brokerage commissions, fees for legal services, expenses of preparing the Premises for reletting and the like together with an administrative charge of 5% of all the foregoing costs ("RELETTING EXPENSES"). If Landlord does not relet the Premises within ninety (90) days of lease termination, Tenant covenants, as an additional cumulative obligation after such ninety (90) day period, to pay Landlord's Reletting Expenses as and when incurred, and upon demand. It is agreed that Landlord may (i) relet the Premises or part or parts thereof for a term or terms that may be equal to, less than or exceed the period that would otherwise have constituted the balance of the Term, and may grant such tenant inducements, including free rent, as Landlord in its sole discretion considers advisable, and (ii) make such alterations to the Premises as Landlord in its sole discretion considers advisable, and no failure to relet or to collect rent under any reletting shall operate to reduce Tenant's liability. Any obligation to relet imposed by law will be subject to Landlord's reasonable objectives of developing its property in a harmonious manner with appropriate mixes of tenants, uses, floor areas, terms and the like.

     14.02(b) TERMINATION DAMAGES. If the Term of this Lease is terminated for default, unless and until Landlord elects lump sum liquidated damages described in the next paragraph, Tenant covenants, as an additional, cumulative obligation after any such termination, to pay punctually to Landlord all the sums and perform all of its obligations in the same manner as if the Term had not been terminated. In calculating such amounts Tenant will be credited with the net proceeds of any rent then actually received by Landlord from a reletting of the Premises after deducting all Reletting Expenses (unless such sums have previously been paid pursuant to Section 14.02(a)), provided that Tenant shall never be entitled to receive any portion of the re-letting proceeds, even if the same exceed the Rent originally due hereunder.

     14.02(c) LUMP SUM LIQUIDATED DAMAGES. If this Lease is terminated for default, Tenant covenants, as an additional, cumulative obligation after any such termination, to pay forthwith to Landlord at Landlord's election made by written notice at any time after termination, as liquidated damages a single lump sum payment equal to THE SUM OF
(i) all sums to be paid by Tenant and not then paid at the time of such election, PLUS EITHER, as Landlord elects, (ii) the excess of the present value of all of the Rent reserved for the residue of the Term (with Additional Rent deemed to increase 4% in each year on a compounding basis) over the present value of the aggregate fair market rent and Additional Rent payable (if less than the Rent payable hereunder) on account of the Premises during such period, which fair market rent shall be reduced by reasonable projections of vacancies and by Landlord's Reletting Expenses described above to the extent not theretofore paid to Landlord), or (iii) an amount equal to the sum of all of the Rent and other sums due under the Lease with respect to the twelve (12)-month period next following the date of termination. (The Federal Reserve discount rate (or equivalent) shall be used in calculating such present values under clause (ii), and in the event the parties are unable to agree on such fair market rent, the matter shall be submitted, upon the demand of either party, to the office of the American Arbitration Association (or successor) closest to the Property, with a request for arbitration in accordance with the rules of the Association by a single arbitrator who shall be a licensed real estate broker with at least 10 years experience in the leasing of 1,000,000 or more square feet of floor area of buildings similar in character and location to the Premises, whose decision shall be conclusive and binding on the parties.)

     14.02(d) REMEDIES CUMULATIVE; JURY WAIVER; LATE PERFORMANCE. The remedies to which Landlord may resort under this Lease, and all other rights and remedies of Landlord are cumulative, and any two or more may be exercised at the same time. Nothing in this Lease shall limit the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency an amount equal to the maximum allowed by any statute or rule of law in effect at the time; and Tenant agrees that the fair value for occupancy of all or any part of the Premises at all times shall never be less than the Base Rent and all Additional Rent payable from time to time. Tenant shall also indemnify and hold Landlord harmless in the manner provided elsewhere herein if Landlord shall become or be made a party to any claim or action (a) instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person claiming Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. LANDLORD AND TENANT WAIVE TRIAL BY JURY IN ANY ACTION TO WHICH THEY ARE PARTIES, and further agree that any action arising out of this Lease (except an action for possession by Landlord, which may be brought in whatever manner or place provided by law) shall be brought in the Trial Court, Superior Court Department, in the county where the Premises are located.

     14.02(e) WAIVERS OF DEFAULT; ACCORD AND SATISFACTION. No consent by Landlord or Tenant to any act or omission that otherwise would be a default shall be construed to permit other similar acts or omissions. Neither party's failure to seek redress for violation or to insist upon the strict performance of any covenant, nor the receipt by Landlord of Rent with knowledge of any breach of covenant, shall be deemed a consent to or waiver of such breach. No breach of covenant shall be implied to have been waived unless such is in writing, signed by the party benefiting from such covenant and delivered to the other party; and no acceptance by Landlord of a lesser sum than the Rent due shall be deemed to be other than on account of the earliest installment of such Rent. Nor shall any endorsement or statement on any check or in any letter accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other right or remedy. The delivery of keys (or any similar act) to Landlord shall not operate as a Termination of the Term or an acceptance or surrender of the Premises. The acceptance by Landlord of any Rent following the giving of any default and/or termination notice shall not be deemed a waiver of such notice. Tenant shall not interpose any counterclaim or counterclaims in a summary proceeding or in any action based on non-payment of Rent.

     14.02(f) LANDLORD'S CURING. If Tenant fails to perform any covenant within any applicable cure period, then Landlord at its option may (without waiving any right or remedy for Tenant's non-performance) at any time thereafter perform the covenant for the account of Tenant. Tenant shall upon demand reimburse Landlord's cost (including reasonable attorneys' fees) of so performing, together with an administrative charge equal to 4% of such cost ("ADMINISTRATIVE CHARGE") to be payable, after notice by Landlord, with the next installment of Rent. Notwithstanding any other provision concerning cure periods, Landlord may cure any non-performance for the account of Tenant after such notice to Tenant, if any, as is reasonable under the circumstances if curing prior to the expiration of the applicable cure period is reasonably necessary to prevent likely damage to the Premises or possible injury to persons, or to protect Landlord's interest in the Premises.

ARTICLE 15: SECURITY DEPOSIT.

15.01 SECURITY DEPOSIT. On the execution of this Lease, Tenant shall pay to Landlord as a security deposit for the performance of the obligations of Tenant hereunder any amount specified therefor in Article 1. Said security deposit may be mingled with other funds of Landlord and no fiduciary relationship shall be created with respect to such deposit. If Tenant shall fail to perform any of its obligations under this Lease, Landlord may, but shall not be obliged to, apply the security deposit to the extent necessary to cure the default, and Tenant shall be obliged to reinstate such security deposit to the original amount thereof upon demand. Within thirty (30) days after the expiration or sooner termination of the Term the security deposit, to the extent not applied, shall be returned to the Tenant with interest at a rate equal to the yield on 10-year U.S. Treasury notes with a maturity date nearest the expiration date of the Initial Term as reported in the Wall Street Journal or, if it ceases to be published, a national financial publication reasonably selected by Landlord.

     In lieu of a cash security deposit pursuant to the immediately preceding paragraph, on the execution on this Lease, Tenant may elect to deliver to Landlord as security for the performance of the obligations of Tenant hereunder a letter of credit in the initial amount specified therefor in Article 1 in accordance with the terms set forth in this Section (as renewed, replaced, and/or reduced pursuant to this Section, the "LETTER OF CREDIT"), such Letter of Credit to be in the form attached hereto as Exhibit C, or such other form as is reasonably approved by Landlord in accordance with the provisions of this paragraph. The Letter of Credit (i) shall be irrevocable and shall be issued by a commercial bank reasonably acceptable to Landlord that has an office in Boston or Cambridge, Massachusetts, (ii) shall require only the presentation to the issuer of a certificate of the holder of the Letter of Credit stating that Landlord is entitled to draw upon the Letter of Credit pursuant to the terms of the Lease or that a petition has been filed by Tenant (or any Transferee) for insolvency or for appointment of a receiver, trustee or assignee or for adjudication, reorganization or arrangement under any bankruptcy act and such petition filed has not dismissed within thirty (30) days thereafter, (iii) shall be payable to Landlord and its successors in interest as the Landlord and shall be freely transferable without cost to any such successor or any lender holding a collateral assignment of Landlord's interest in the Lease, (iv) shall be for an initial term of not less than one year and contain a provision that such term shall be automatically renewed for successive one-year periods unless the issuer shall, at least forty-five (45) days prior to the scheduled expiration date, give Landlord notice of such nonrenewable, and (v) shall otherwise be in form and substance reasonably acceptable to Landlord. Notwithstanding the foregoing, the term of the Letter of Credit for the final period of the Term shall be for a term ending not earlier than the date sixty (60) days after the last day of the Term.

     Landlord shall be entitled to draw upon the Letter of Credit for its full amount (i) if Tenant shall be in default under the Lease, after the expiration of any applicable notice or cure period (or if transmittal of a default notice is barred by applicable law), or (ii) if, not less than thirty (30) days before the scheduled expiration of the Letter of Credit, Tenant has not delivered to Landlord a new Letter of Credit in accordance with this Section (which failure shall be deemed a default without notice or cure period). Landlord may, but shall not be obligated to, apply the amount so drawn to the extent necessary to cure Tenant's default under the Lease. Any amount drawn in excess of the amount applied by Landlord to cure any such default shall be held by Landlord as a security deposit for the performance by Tenant of its obligations hereunder pursuant to the terms set forth in the first paragraph of this Section 15.01. After any such application by Landlord of the Letter of Credit, Tenant shall reinstate the Letter of Credit to the amount originally required to be maintained hereunder, upon demand. Within sixty (60) days after the expiration or sooner termination of the Term the Letter of Credit, to the extent not applied, shall be returned to the Tenant.

     In the event of a sale of the Building or lease, conveyance or transfer of the Building, Landlord shall have the right to transfer the security to the transferee, and upon notice to Tenant of such transfer, Landlord shall thereupon be released by Tenant from all liability for the return of such security; and subject to Section 10.02(b), Tenant agrees to look to the transferee solely for the return of said security. The provisions hereof shall apply to every transfer or assignment made of the security to such a transferee. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Letter of Credit or the monies deposited herein as security, and that neither Landlord nor its successors or assigns shall be bound by any assignment, encumbrance, attempted assignment or attempted encumbrance.

ARTICLE 16: PROTECTION OF LENDERS/GROUND LANDLORD

16.01 SUBORDINATION AND SUPERIORITY OF LEASE. Tenant agrees that this Lease and the rights of Tenant hereunder will be subject and subordinate to any lien of the holder of any existing or future mortgage, and to the rights of any lessor under any ground or improvements lease of the Building (all mortgages and ground or improvements leases of any priority are collectively referred to in this Lease as "MORTGAGE," and the holder or lessor thereof from time to time as a "MORTGAGEE"), and to all advances and interest thereunder and all modifications, renewals, extensions and consolidations thereof. With respect to future liens of any mortgage hereafter granted, Landlord will request that the mortgagee execute and deliver to Tenant an agreement (in such form as such mortgagee may request) in which the mortgagee agrees that such mortgagee shall not disturb Tenant in its possession of the Premises upon Tenant's execution thereof and attornment to such mortgagee as Landlord and performance of its Lease covenants (which conditions Tenant agrees with all mortgagees to perform). Upon such attornment, this Lease shall continue in full force and effect as a direct lease between the mortgagee and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease, except that the mortgagee shall not be (i) liable in any way to Tenant for any act or omission, neglect or default on the part of Landlord under this Lease, (ii) responsible for any monies owing by or on deposit with Landlord to the credit of Tenant, (iii) subject to any counterclaim or setoff which theretofore accrued to Tenant against Landlord, (iv) bound by any amendment or modification of this Lease subsequent to such mortgage, or by any previous prepayment of Rent for more than one (1) month, which was not approved in writing by the mortgagee, (v) liable beyond mortgagee's interest in the Property, (vi) responsible for the performance of any work to be done by the Landlord under this Lease to render the Premises ready for occupancy by the Tenant, or (vii) required to remove any person occupying the Premises or any part thereof, except if such person claims under the mortgagee. Tenant agrees that any present or future mortgagee may at its option unilaterally elect to subordinate, in whole or in part and by instrument in form and substance satisfactory to such mortgagee alone, the lien of its mortgagee (or the priority of its ground lease) to some or all provisions of this Lease.

     Tenant agrees that this Lease shall survive the merger of estates of ground (or improvements) lessor and lessee. Until a mortgagee (either superior or subordinate to this Lease) forecloses Landlord's equity of redemption (or terminates or succeeds to a new lease in the case of a ground or improvements lease) no mortgagee shall be liable for failure to perform any of Landlord's obligations (and such mortgagee shall thereafter be liable only after it succeeds to and holds Landlord's interest and then only as limited herein). Tenant shall, if requested by Landlord or any mortgagee, give notice of any alleged non-performance on the part of Landlord to any such mortgagee provided that an address for such mortgagee has been designated to Tenant, in writing, and Tenant agrees that such mortgagee shall have a separate, consecutive reasonable cure period of no less than thirty (30) days (to be reasonably extended in the same manner Landlord's cure period is to be extended and for such additional periods as is necessary to allow such Mortgagee to take possession of the Property) following Landlord's cure period during which such mortgagee may, but need not, cure any non-performance by Landlord. The agreements in this Lease with respect to the rights and powers of a mortgagee constitute a continuing offer to any person that may be accepted by taking a mortgage (or entering into a ground or improvements lease) of the Premises. This Section shall be self-operative, but in confirmation thereof, Tenant shall execute and deliver the subordination agreement in such other form as such mortgagee may request.

16.02 RENT ASSIGNMENT. If from time to time Landlord assigns this Lease or the rents payable hereunder to any person, whether such assignment is conditional in nature or otherwise, such assignment shall not be deemed an assumption by the assignee of any obligations of Landlord; but, subject to the limitations herein including Sections 16.02 and 10.02(b), the assignee shall be responsible only for non-performance of Landlord's obligations that occur after it succeeds to, and only during the period it holds possession of, Landlord's interest in the Premises after foreclosure or voluntary deed in lieu of foreclosure.

16.03 OTHER INSTRUMENTS. The provisions of this Article shall be self-operative; nevertheless, Tenant agrees to execute, acknowledge and deliver any subordination, attornment or priority agreements or other instruments conforming to the provisions of this Lease (and being otherwise commercially reasonable) from time to time requested by Landlord or any mortgagee, and further agrees that its failure to do so within ten (10) days after written request shall be a default for which this Lease may be terminated without further notice. Without limitation, where Tenant in this Lease indemnifies or otherwise covenants for the benefit of mortgagees, such agreements are for the benefit of mortgagees as third party beneficiaries; and at the request of Landlord, Tenant from time to time will confirm such matters directly with such mortgagee.

16.04 ESTOPPEL CERTIFICATES. Within fifteen (15) days after Landlord's request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how); (ii) that this Lease has not been canceled or terminated; (iii) the last date of payment of Base Rent and other charges and the time period covered; (iv) that Landlord is not in default under this Lease (or if Tenant states that Landlord is in default, describing it in reasonable detail); and (v) such other information with respect to Tenant or this Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Property may require. Landlord may deliver any such statement by Tenant to any such prospective purchaser or encumbrancer, which may rely conclusively upon such statement as true and correct. If Tenant does not deliver such statement to Landlord within such fifteen-(15)-day period, Landlord, and any such prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as represented by Landlord; (ii) that this Lease has not been canceled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under this Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

16.05 FINANCIAL CONDITION. No more than once in any twelve (12) month period, Tenant, within fifteen (15) days after request from Landlord from time to time, shall deliver to Landlord Tenant's annual audited (or, if audited statements are not then available, statements certified in writing by Tenant's chief financial officer; provided that Tenant shall promptly provide Landlord with audited statements for such period when they become available) financial statements for the latest available two (2) fiscal years, including the year ending no more than six (6) months prior to Landlord's request, and quarterly financial statements certified in writing by Tenant's chief financial officer. Landlord may request such financial statements more frequently in connection with a specific sale or financing transaction. Landlord may deliver such financial statements to its mortgagees and lenders and prospective mortgagees, lenders and purchasers. Tenant represents and warrants to Landlord that each such financial statement shall be true and accurate as of its date. Except for publicly available information, financial statements shall be confidential and shall be used only for the purposes set forth in this Section.

ARTICLE 17: MISCELLANEOUS PROVISIONS

17.01 LANDLORD'S CONSENT FEES. In addition to fees and expenses in connection with Tenant Work, as described in Section 10.05, Tenant shall pay Landlord's reasonable fees and expenses, including legal, engineering and other consultants' fees and expenses, incurred in connection with Tenant's request for Landlord's consent under Article 13 (Assignment and Subletting) or in connection with any other act by Tenant that requires Landlord's consent or approval under this Lease.

17.02 NOTICE OF LANDLORD'S DEFAULT. Tenant shall give notice of Landlord's failure to perform any of its obligations under this Lease to Landlord, and to any mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been given to Tenant. Landlord shall not be in default under this Lease unless Landlord (or such mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is begun within such thirty (30) day period and diligently completed. In no event shall Landlord be liable for indirect or consequential damages (including loss of revenue, profits or data) arising out of any default by Landlord under this Lease.

17.03 QUIET ENJOYMENT. Landlord agrees that, so long as (i) Tenant is not in default under the terms of this Lease and (ii) this Lease is in full force and effect, Tenant shall lawfully and quietly hold, occupy and enjoy the Premises during the Term of this Lease without disturbance by Landlord or by any person claiming through or under Landlord, subject to the terms of this Lease.

17.04 INTERPRETATION. In any provision relating to the conduct, acts or omissions of Tenant, the term "TENANT" includes Tenant's agents, employees, contractors, invitees, successors or others using the Premises with Tenant's expressed or implied permission.

17.05 NOTICES. All notices, requests and other communications required under this Lease shall be in writing, addressed as specified in Article 1, and shall be (i) personally delivered, (ii) sent by certified mail, return receipt requested, postage prepaid, (iii) delivered by a national overnight delivery service that maintains delivery records or (iv) sent by telecopier or facsimile machine ("fax") that automatically generates a transmission report, with a copy also sent as described in clause (i), (ii) or (iii). All notices shall be effective upon delivery (or refusal to accept delivery); provided, however, that notice by fax or telecopy shall be effective when transmitted. Either party may change its notice address upon written notice to the other party.

17.06 NO RECORDATION. Tenant shall not record this Lease. Either Landlord or Tenant may require that a statutory notice, short form or memorandum of this Lease executed by both parties be recorded. Tenant may record any SNDA (notifying Landlord of the date and book and page number) or request Landlord to record it on Tenant's behalf. The party requesting or requiring such recording shall pay all expenses, transfer taxes and recording fees.

17.07 CORPORATE AUTHORITY. If Tenant is a business entity, then the person or persons executing this Lease on behalf of Tenant jointly and severally warrant and represent in their individual capacities that (a) Tenant is duly organized, validly existing and in good standing under the laws of the jurisdiction in which such entity was organized; (b) Tenant has the authority to own its property and to carry on its business as contemplated under this Lease; (c) Tenant is in compliance with all laws and orders of public authorities applicable to Tenant; (d) Tenant has duly executed and delivered this Lease; (e) the execution, delivery and performance by Tenant of this Lease (i) are within the powers of Tenant, (ii) have been duly authorized by all requisite action,
(iii) will not violate any provision of law or any order of any court or agency of government, or any agreement or other instrument to which Tenant is a party or by which it or any of its property is bound, and

(iv) will not result in the imposition of any lien or charge on any of Tenant Property, except by the provisions of this Lease; and (f) the Lease is a valid and binding obligation of Tenant in accordance with its terms. Tenant, if a business entity, agrees that breach of the foregoing warranty and representation shall at Landlord's election be a default under this Lease for which there shall be no cure. This warranty and representation shall survive the termination of the Term.

17.08 JOINT AND SEVERAL LIABILITY, COUNTERPARTS. If more than one party signs this Lease as Tenant, they shall be jointly and severally liable for all obligations of Tenant. This Lease may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute a single agreement.

17.09 FORCE MAJEURE. If a party cannot perform any of its obligations due to events beyond its reasonable control (other than the inability to make payments when due), the time provided for performing such obligations shall be extended by a period of time equal to the duration of the events. Events beyond a party's reasonable control include acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of or the inability to obtain labor or material from customary sources on customary terms, government regulation or restriction, weather conditions or acts, neglects or delays of the other party.

17.10 LIMITATION OF WARRANTIES. Landlord and Tenant expressly agree that there are and shall be no implied warranties of merchantability, habitability, suitability, fitness for a particular purpose or of any other kind arising out of this Lease, and there are no warranties which extend beyond those expressly set forth in this Lease.

17.11 NO OTHER BROKERS. Landlord and Tenant represent and warrant to each other that the brokers named in Article 1 are the only agents, Broker(s), finders or other parties with whom such party has dealt who may be entitled to any commission or fee with respect to this Lease or the Premises or the Property. Landlord and Tenant agree to indemnify and hold the other harmless from any claim, demand, cost or liability, including attorneys' fees and expenses, asserted by any party other than the brokers named in Article 1 based upon dealings of that party with the indemnifying party. The provisions of this Section shall survive the Term or early termination of this Lease.

17.12 APPLICABLE LAW AND CONSTRUCTION. This Lease may be executed in counterparts, shall be construed as a sealed instrument, and shall be governed exclusively by the provisions hereof and by the laws of the state where the Property is located without regard to principles of choice of law or conflicts of law. A facsimile signature to this Lease shall be sufficient to prove the execution by a party. The covenants of Landlord and Tenant are independent, and such covenants shall be construed as such in accordance with the laws of The Commonwealth of Massachusetts. If any provisions shall to any extent be invalid, the remainder shall not be affected. Other than contemporaneous instruments executed and delivered of even date (i.e. the notice of lease, if any, pursuant to Section
17.06 and the Initial Warrant), this Lease contains all of the agreements between Landlord and Tenant relating in any way to the Premises and supersedes all prior agreements and dealings between them. There are no oral agreements between Landlord and Tenant relating to this Lease or the Premises. This Lease may be amended only by instrument in writing executed and delivered by both Landlord and Tenant. The provisions of this Lease shall bind Landlord and Tenant and their respective successors and assigns, and shall inure to the benefit of Landlord and its successors and assigns and of Tenant and its permitted successors and assigns, subject to Article 13. As used herein, "NON-MONETARY DEFAULT" shall mean a default that cannot be substantially cured by the payment of money. The titles are for convenience only and shall not be considered a part of the Lease. This Lease shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared primarily by counsel for one of the parties, it being recognized that both Landlord and Tenant have contributed substantially and materially to the preparation of this Lease. If Tenant is granted any extension or other option, to be effective the exercise (and notice thereof) shall be unconditional; and if Tenant purports to condition the exercise of any option or to vary its terms in any manner, then the option granted shall be void and the purported exercise shall be ineffective. The enumeration of specific examples of a general provisions shall not be construed as a limitation of the general provision. Unless a party's approval or consent is required by the express terms of this Lease not to be unreasonably withheld, such approval or consent may be withheld in the party's sole discretion. The submission of a form of this Lease or any summary of its terms shall not constitute an offer by Landlord to Tenant; but a leasehold shall only be created and the parties bound when this Lease is executed and delivered by both Landlord and Tenant and approved by the holder of any mortgagee of the Premises having the right to approve this Lease. Nothing herein shall be construed as creating the relationship between Landlord and Tenant of principal and agent, or of partners or joint venturers or any relationship other than landlord and tenant. This Lease and all consents, notices, approvals and all other related documents may be reproduced by any party by any electronic means or by facsimile, photographic, microfilm, microfiche or other reproduction process and the originals may be destroyed; and each party agrees that any reproductions shall be as admissible in evidence in any judicial or administrative proceeding as the original itself (whether or not the original is in existence and whether or not reproduction was made in the regular course of business), and that any further reproduction of such reproduction shall likewise be admissible. If any payment in the nature of interest provided for in this Lease shall exceed the maximum interest permitted under controlling law, as established by final judgment of a court, then such interest shall instead be at the maximum permitted interest rate as established by such judgment. The term "TERM" includes the Initial Term as it may be extended pursuant to Section 3.03.

ARTICLE 18: EXPANSION RIGHTS

18.1 RIGHT OF FIRST OFFER. Reference is made to certain space outlined as the First Offer

Space on EXHIBIT N (the "First Offer Space"). Before entering into a lease for at least 5,000 rentable square feet of the First Offer Space with a third party for office, laboratory, and/or research and development uses (but excluding from Tenant's first offer right leases entered into during the initial lease-up of the First Offer Space, and renewals, extensions, and expansions of the same, and any lease for retail or other uses), Landlord shall notify Tenant of the terms on which Landlord intends to lease the space ("Landlord's Notice"). Within five business days after receipt of Landlord's Notice, Tenant may, by written notice delivered to Landlord, (i) reject Landlord's Notice, or (ii) reject Landlord's Notice but unconditionally and irrevocably offer to lease such space from Landlord for its own use on specific economic terms proposed in Tenant's response, or (iii) unconditionally and irrevocably offer to lease such space from Landlord for its own use on the terms set forth in Landlord's Notice (the failure by Tenant to timely respond as aforesaid being deemed Tenant's rejection of Landlord's Notice).

     If Landlord's Notice is rejected under clause (i) above (or deemed rejected by Tenant's failure to timely respond), then Landlord may enter into any lease for such space, provided that Landlord shall deliver to Tenant a new Landlord's Notice prior to entering into an initial lease for the First Offer Space providing for an effective rent (after taking into account any free rent or other concessions) more than ten percent (10%) less than that specified in Landlord's Notice.

     If Tenant timely offers to lease the space on alternative terms as set forth in clause (ii) above, then Landlord may, by written notice delivered within thirty days of receipt thereof, accept or decline such offer (the failure to so respond being deemed Landlord's election to decline Tenant's offer). If such offer under clause (ii) is declined (or deemed declined), then, for a period of one year after Landlord's receipt of Tenant's offer, Landlord may enter into any lease for such space at an effective rent (after taking into account any tenant improvement allowance) greater than that set forth in Tenant's offer. If, during such one-year period, Landlord desires to enter into a third-party lease at an effective rent less than or equal to the effective rent set forth in Tenant's offer, Landlord shall deliver to Tenant a new Landlord's Notice. If Landlord does not enter into any lease within such one-year period, Landlord shall re-commence the process under this Section before entering into a lease for the space.

     If Tenant timely offers to lease the space as set forth in clause (iii) above, then Landlord shall, by written notice delivered within thirty days of receipt thereof, accept such offer (the failure to so respond being deemed Landlord's election to accept the proposed lease).

     If Landlord timely accepts an offer by Tenant under this Section, the space shall, subject to the following paragraph below and without further action by the parties, be leased by Tenant on the accepted terms and otherwise on all of the terms of the Lease in effect immediately prior to such expansion, provided that, at the request of either party,

Landlord and Tenant shall promptly execute and deliver an agreement confirming such expansion of the Premises and the estimated date the Premises are to be expanded pursuant to this Paragraph with a provision for establishing the effective date of such expansion based on actual delivery. Landlord's failure to deliver, or delay in delivering, all or any part of the First Offer Space, for any reason, shall not give rise to any liability of Landlord, shall not alter Tenant's obligation to accept such space when delivered, shall not constitute a default of Landlord, and shall not affect the validity of the Lease.

     Notwithstanding any provision of this Section to the contrary, Tenant's rights under this Section shall be void, at Landlord's election, if (i) Tenant is in default hereunder, after any applicable notice and cure periods have expired, at any time prior to the time Tenant makes any election with respect to the First Offer Space under this Section or at the time the First Offer Space would be added to the Premises, (ii) any sublease of greater than twenty five percent (25%) of the Premises in the aggregate exists at any such time which requires Landlord's consent under Article 13, or (iii) Tenant has exercised its termination rights pursuant to Section 3.04 and/or 13.07 of this Lease. Nothing in this Section shall be construed to grant to Tenant any rights or interest in any space in the Building, and any claims by Tenant alleging a failure of Landlord to comply herewith shall be limited to claims for monetary damages. Tenant may not assert any rights in any space nor file any lis pendens or similar notice with respect thereto.

      [Remainder of Page Intentionally Left Blank, Signature Page Follows]

                                  LANDLORD:

                                  21 ERIE REALTY TRUST


                                  By: /s/ David M. Roby
                                      -----------------
                                          Name: DAVID M. ROBY
                                          Title: Trustee

                                  TENANT:

                                  METABOLIX, INC.

                                  By: /s/ James J. Barber
                                      -------------------
                                      Name: JAMES J. BARBER
                                      Title: President or Vice President

                                  By: /s/ J. Barber
                                      -------------------
                                      Name: J. BARBER
                                      Title: Treasurer or Assistant Treasurer

                                    EXHIBIT A

                                    PROPERTY

PARCEL I

     A certain parcel of land with the buildings thereon situated in Cambridge, Middlesex County, Massachusetts and being shown as Lot "A" on a Plan entitled "Subdivision of Land in Cambridge dated September 20, 1961, drawn by Edward Smith, Surveyor, 517 School Street, Belmont," recorded with Middlesex South District Registry of Deeds, Book 9910, Page 526, and bounded and described as follows:

NORTHEASTERLY        by Merriam Street, Eighty-five and sixty-six one
                     hundredths (85.66) feet;

SOUTHEASTERLY        by Waverly Street, Two hundred (200.00) feet;

SOUTHWESTERLY        by Erie Street, One hundred twenty-five (125.00) feet;

NORTHWESTERLY        by land of owners unknown One hundred two and fourteen one hundredths (102.14) feet;

NORTHEASTERLY        by Lot "B" as shown on said plan by line running through
                     the center of a twelve (12) inch brick partition wall, Thirty-eight and thirteen one hundredths (38.13) feet; and

NORTHWESTERLY        by Lot "B" by a line running through the center of a twelve
                     (12) inch brick partition wall, Ninety-seven and eighty-six one hundredths (97.86) feet.

     Containing Twenty-one thousand, two hundred and eight (21,208) square feet of land, be all or any of said measurements and contents, more or less, and subject to easements of record insofar as they may now be in force and applicable, and subject to the provisions of a Party Wall Agreement dated October 5, 1961, and recorded October 16, 1961, with Middlesex South District Registry of Deeds, Book 9910, Page 528.

PARCEL II

     Beginning at a point in the southwesterly line of Merriam Street, said point being distant eighty-five and sixty-six one hundredths (85.66) feet from the intersection of the southwesterly line of Merriam Street and the northwesterly line of Waverly Street;

     Thence running in a southwesterly direction partly through the center of a 12" brick partition wall ninety-seven and eighty-six one hundredths (97.86) feet to a point;

     Thence running in a northwesterly direction through the center of a 12" brick partition wall thirty-eight and thirteen one hundredths (38.13) feet to a point;

     Thence running in a southwesterly direction two and fourteen one hundredths (2.14) feet to a point;

     Thence running in a northwesterly direction fifteen and sixty-one hundredths (15.61) feet;

     Thence turning and running in a northeasterly direction one hundred (100.00) feet to a point in the southwesterly line of Merriam Street;

     Thence running in a southeasterly direction along with the southwesterly line of Merriam Street fifty-three and seventy-four one hundredths (53.74) feet to the point of beginning.

     The above described parcel of land, containing five thousand two hundred and ninety-two (5,292) square feet, is shown as Lot "B" on a Plan entitled "Subdivision of Land in Cambridge dated September 20, 1961, drawn by Edward Smith Surveyor, 517 School St. Belmont," recorded with Middlesex South District Registry of Deeds, Cambridge, Massachusetts at Book 9910, Page 526.

     Including, also, any interests in fee to any portion of Merriam Street, a private way, which runs with the aforedescribed parcels.

                                    EXHIBIT B

                                    PREMISES

                                    EXHIBIT B
                                   FIRST FLOOR
                             CROSS-MATCHED AREAS ARE
                              INCLUDED IN PREMISES

                         [Floor plan for the first floor.]

                                    EXHIBIT B
                                  SECOND FLOOR
                             CROSS-MATCHED AREAS ARE
                             EXCLUDED FROM PREMISES

                        [Floor plan for the second floor.]

                                    EXHIBIT C

                            FORM OF LETTER OF CREDIT

                            FORM OF LETTER OF CREDIT

[Issuer]
[Street Address]
Date:       , 2003

                    IRREVOCABLE STANDBY LETTER OF CREDIT NO.

Account Party:



In favor of Beneficiary:21 Erie Realty Trust, its successors and assigns
                     c/o Lyme Properties, LLC
                     101 Main Street, 18th Floor
                     Cambridge, MA 02142

    AMOUNT                                          EXPIRY DATE:
USD $                                                   [Expiry Date]
[Dollar Amount]

Gentlemen:

We hereby open our irrevocable letter of credit in your favor for an amount of
USD      $(                      U.S. Dollars Only U.S. Dollars Only) available
by your draft at sight drawn on the [Lending Institution Name, Lending Institution Address], bearing the clause "Drawn under [Issuer] Letter of Credit
No.         dated            , 2003," and accompanied by the following document:

     Beneficiary's signed statement stating that:

     (A) "The undersigned Beneficiary is entitled to draw upon this Letter of Credit pursuant to the terms of that Lease dated [Lease Date] for premises at 21 Erie Street, Cambridge, Massachusetts between and 21 Erie Realty Trust for the amount drawn hereunder. 21 Erie Realty Trust hereby makes demand for the payment of $ of the Letter of Credit." Such statement shall be conclusive as to such matters.

                                       OR

     (B) "The undersigned Beneficiary is entitled to draw upon this Letter of Credit because a petition has been filed with respect to the tenant under that certain Lease dated [Lease Date] for premises at 21 Erie Street,
           Cambridge, Massachusetts between     and 21 Erie Realty Trust for (x)
           insolvency or for appointment of a receiver, trustee or assignee, or
           (y) for adjudication, reorganization or arrangement under any bankruptcy act, and such petition filed was not dismissed within thirty (30) days thereafter." Such statement shall be conclusive as to such matters.

Partial draws hereunder are permitted. This Letter of Credit is transferable without charge by Beneficiary. This Letter of Credit sets forth in full the terms of our undertaking and such undertaking shall not in any way be modified, amended, or amplified by reference to any document(s), instrument(s), contract(s), or agreement(s) referred to herein or in which this Letter of Credit relates, and any such reference shall not be deemed to incorporate herein by reference any document(s), instrument(s), contract(s), or agreement(s).

It is a condition of this Letter of Credit that it shall be deemed automatically extended without amendment for one year from the present or any future expiration date of this Letter of Credit unless at least sixty (60) days prior to the then current expiration date we notify the Beneficiary by registered letter, at the above address (or such other address of which you notify us in writing), that we elect not to consider this Letter of Credit renewed for such additional period. If such notice is given, then during such notice period (i.e., at least sixty (60) day period commencing on the date of such notice and ending with the then applicable expiry date of this Letter of Credit), this Letter of Credit shall remain in full force and effect and Beneficiary may draw up to the full amount of the sum when accompanied by your draft drawn on us at sight as described above in the first paragraph of this Letter of Credit.

If required by any mortgagee of the property on which the premises subject to the above described lease is located, we shall acknowledge the assignment of this Letter of Credit (and/or the proceeds of this Letter of Credit) to such mortgagee at no charge.

We hereby engage with you that drafts drawn and presented in compliance with the terms of this credit will be immediately honored by us if presented at any of
our offices or by facsimile transmission at                        on or before
[Expiry Date], as such date may be extended pursuant to the terms hereof.

This Letter of Credit is subject to The Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, which is incorporated by reference herein.

Very truly yours,

-----------------------------
Authorized Signature

                                    EXHIBIT D

                             FORM OF CONFIRMATION OF
                                  DELIVERY DATE

     Reference is made to the Lease dated                  between
, as landlord, and                    , as tenant (the "LEASE"). The terms
listed below are used as defined in the Lease.

     Landlord and Tenant confirm the following:

           Term Commencement Date:
                                  -------------------------

           Delivery Date:
                         ----------------------------------

           Rent Commencement Date:
                                  -------------------------

           Expiration of Initial Term:
                                      ---------------------

           Tenant's fax number for purposes of notice:
                                                      -----

                                        LANDLORD:


                                        By:
                                           ----------------------------
                                           Name:
                                                -----------------------
                                           Title:
                                                 ----------------------

                                        TENANT:

                                        By:
                                           ----------------------------
                                           Name:
                                                -----------------------
                                           Title:
                                                 ----------------------

                                    EXHIBIT E

                              RULES AND REGULATIONS

1. The common entrances, lobbies, elevators, sidewalks, and stairways of the Building and the Property shall not be encumbered or obstructed by Tenant, Tenant's agents, servants, employees, licensees or visitors or used by them for any purposes other than ingress or egress to and from the Building.

2. Landlord reserves the right to have Landlord's structural engineer review Tenant's floor loads on the Building at Tenant's expense.

3. Tenant, or the employees, agents, servants, visitors or licensees of Tenant shall not at any time place, leave or discard any rubbish, paper, articles, or objects of any kind whatsoever outside of the Building. Bicycles shall not be permitted in the Building unless Landlord provides for the parking thereof in the Building.

4. Tenant shall not place objects against glass partitions or doors or windows or adjacent to any common space which would be unsightly from the exterior of the Building and will promptly remove the same upon notice from Landlord.

5. Tenant shall not make noises, cause disturbances, create vibrations, odors or noxious fumes or use or operate any electric or electrical devices or other devices that emit sound waves or that would interfere with the operation of any device or equipment or radio or television broadcasting or reception from or within the Building or elsewhere, or with the operation of roads or highways in the vicinity of the Building and shall not place or install any projections, antennae, aerials, or similar devices inside or outside of the Building, without the prior written approval of Landlord.

6. Tenant shall not: (a) use the Building for lodging, or for any immoral or illegal purposes; (b) use the Building to engage in the manufacture or sale of spirituous, fermented, intoxicating or alcoholic beverages in the Building; (c) use the Building to engage in the manufacture or sale of, or permit the use of, any illegal drugs on the Building.

7. No awning or other projections shall be attached to the outside walls or windows. No curtains, blinds, shades, screens or signs, other than those, if any, furnished by Landlord, shall be attached to, hung in, or used in connection with any exterior window or door of the Building without the prior written consent of Landlord. No sign, advertisement, object, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the Building if visible from outside of the Building without the prior written consent of Landlord.

8. Door keys, pass cards or similar devices for doors in the Building will be furnished on the Commencement Date by Landlord. If Tenant shall affix additional locks on doors then Tenant shall furnish Landlord with copies of keys or pass cards or similar devices for said locks.

9. Tenant shall cooperate and participate in all reasonable security programs affecting the Building and Property.

10. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to its space in the Building closed and secured.

11. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein.

12. Discharge of industrial sewage shall only be permitted if Tenant, at its sole expense, shall have obtained and delivered to Landlord all necessary permits and licenses therefor, including without limitation permits from state and local authorities having jurisdiction thereof.

13. The use of asbestos containing cement or other similar asbestos containing adhesive material is expressly prohibited.

14. In the event of any conflict between the provisions of this EXHIBIT E and the provisions of the Lease, the provisions of the Lease shall govern.

                                    EXHIBIT F

                            ENVIRONMENTAL SUBSTANCES

1. Usual and customary office and cleaning supplies, in quantities normally maintained in offices of the same size and nature as the Premises.

2.     Usual and customary office equipment (including copiers and printers).

3. Tenant shall not place, install or operate on the Premises or in any other part of the Building or on the grounds any engine or machinery, or maintain, use or keep any flammable, explosive or hazardous material without the prior written consent of Landlord.

4. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance on, in or around the Premises unless approved by Landlord. Tenant shall not use, keep or permit to be used or kept any flammable or combustible materials without proper governmental permits and approvals.

5.     The following equipment (see attached):

                     BASEMENT SOLVENT INVENTORY NOV 26, 2003

METABOLIX DECLARATION OF TOXIC AND FLAMMABLE SUBSTANCES TO BE USED

Date:             December 24th, 2003
Prepared by:      H.J. van Walsem, VP Manufacturing, Development and Operations

WASTE AND SOLVENT ROOM (FIRST FLOOR)

   QUANTITY       PACKAGING                   CHEMICAL                   TOTAL QUANTITY (GAL)
   --------       ---------                   --------                   --------------------
      2          55 gal drum        Non-Chlorinated Waste Solvent                 110
      2          56 gal drum          Chlorinated Waste Solvent                   110
      1          55 gal drum     Solids waste, solvent contaminated                5
     10          5 gal drums    Various solvents (2nd floor overflow)             50
   SUBTOTAL                                                                       275

pH ADJUSTMENT TANK AREA (FIRST FLOOR)

   QUANTITY       PACKAGING                   CHEMICAL                   TOTAL QUANTITY (GAL)
   --------       ---------                   --------                   --------------------
      3          20 gal drum               Sulphuric acid, 98%                    60
      3          20 gal drum                Caustic Soda, 50%                     60
                                                                           500 gal/day max;
1000 liter/day                       Aqueous Waste Water to Sewer        150 gal/day average

SOLVENT STORAGE ROOM (SECOND FLOOR)

   QUANTITY       PACKAGING                   CHEMICAL                   TOTAL QUANTITY (GAL)
   --------       ---------                   --------                   --------------------
     10          5 gal drum                1,4 Butanediol                         25
     10          5 gal drum                Caprylic Acid                          25
     10          5 gal drum                 Caproic Acid                          25
     10          5 gal drum                   Corn Oil                            25
     4           5 gal drum                Ethyl Alcohol                          20
     5           5 gal drum                   Heptane                             25
     5           5 gal drum                    Hexane                             25
     5           5 gal drum            Methyl Isobutyl Ketone                     25
     5           5 gal drum                Cyclohexanone                          25
     5             4 liter                    Acetone                             5
     5             4 liter                 Butyl Acetate                          5
     5             4 liter                 Ethyl Acetate                          5
     10            4 liter                   Chloroform                           10
     4             4 liter                Dichloromethane                         4
   SUBTOTAL                                                                       249

SOLVENT CABINETS FOR SPECIALTY SOLVENTS (SECOND FLOOR)

   QUANTITY       PACKAGING                   CHEMICAL                   TOTAL QUANTITY (GAL)
   --------       ---------                   --------                   --------------------
      3            4 liter                   1,4 Dioxane                          3
      2            2 liter            1-Methyl, 2-Pyrrolidinone                   1
      2            2 liter                2-Methoxyethanol                        1
      2            4 liter             Methyl Isobutyl Ketone                     2
      1            4 liter                  Acetonitrile                          1

                     BASEMENT SOLVENT INVENTORY NOV 26, 2003

AT 21 ERIE (AS REQUIRED FOR LEASE)

                                   DESIGNATION
Flammable solvents
Non-flammable but toxic
Flammable solvents absorbed onto solids materials
Flammable solvents

                                   DESIGNATION
Corrosive but not flammable
Corrosive but not flammable
As per permit to be finalized; typically pH of 5.5-
10.0

                                   DESIGNATION
Combustible but not flammable
Combustible but not flammable
Combustible but not flammable
Combustible but not flammable
Flammable
Flammable
Flammable
Flammable
Flammable
Flammable
Flammable
Flammable
Non-flammable but toxic
Non-flammable but toxic

                                   DESIGNATION
Flammable
Flammable
Flammable
Flammable
Flammable

                     BASEMENT SOLVENT INVENTORY NOV 26, 2003
Flammable
Flammable
Flammable
Flammable
Flammable
Flammable
Flammable
Flammable
Flammable
Flammable
Flammable
Flammable
Flammable
Flammable
Flammable

                                   DESIGNATION
Corrosive Liquid
Corrosive Liquid
Corrosive Liquid
Corrosive Liquid
Corrosive Liquid
Volatile Base (stored in cold storage)
Organic corrosive, pungent

tory.

                                   DESIGNATION
Toxic
Mutagen
Mutagen
Toxic
Toxic in controlled cabinet
Biological inhibitors

                                   DESIGNATION

Biosafety Level 1 microbial strains. Controlled by IBC, all waste deactivated before discharge. Biosafety Level 1 strains handled according to GLP. No pathogens are handled on site.

                                    EXHIBIT G

                       CONSTRUCTION DOCUMENT REQUIREMENTS

     (a)       PREPARATION OF CONSTRUCTION DOCUMENTS. The Construction
Documents shall include all architectural, mechanical, electrical and structural drawings and detailed specifications for the Tenant Work and shall show all work necessary to complete the Tenant Work including all cutting, fitting, and patching and all connections to the mechanical and electrical systems and components of the Building. Tenants leasing partial floors shall design entrances, doors and any other elements which visually integrate with the elevator lobbies and common areas in a manner and with materials and finishes which are compatible with the common area finishes for such floor. Landlord reserves the right to reject Construction Documents which in its reasonable opinion fail to comply with this provision. The Construction Documents shall include:

          (i) MAJOR WORK INFORMATION: A list of any items or matters which might require structural modifications to the Building, including the following:

               (1) Location and details of special floor areas exceeding 150 pounds of live load per square foot;
               (2) Location and weights of storage files, batteries, HVAC units and technical areas;
               (3)  Location of any special soundproofing requirements;
               (4) Existence of any extraordinary HVAC requirements necessitating perforation of structural members; and
               (5) Existence of any requirements for heavy loads, dunnage or other items affecting the structure.

          (ii) PLANS SUBMISSION: Two (2) blackline drawings and one (1) CAD disk showing all architectural, mechanical and electrical systems, including cutsheets, specifications and the following:

          CONSTRUCTION PLANS:

               (1) All partitions shall be shown; indicate ratings of all partitions; indicate all non-standard construction and details referenced;
               (2) Dimensions for partition shall be shown to face of stud; critical tolerances and +/- dimensions shall be clearly noted;

               (3) All doors shall be shown on and shall be numbered and scheduled on door schedule; indicate ratings of all doors;

               (4) All non-standard construction, non-standard materials and/or installation shall be explicitly noted; equipment and finishes shall be shown and details referenced; and

               (5) All plumbing fixtures or other equipment requirements and any equipment requiring connection to Building plumbing systems shall be noted.

          REFLECTED CEILING PLAN:

               (1) Layout suspended ceiling grid pattern in each room, describing the intent of the ceiling working point, origin and/or centering; and

               (2) Locate all ceiling-mounted lighting fixtures and air handling devices including air dampers, fan boxes, etc., lighting fixtures, supply air diffusers, wall switches, down lights, special lighting fixtures, special return air registers, special supply air diffusers, and special wall switches.

          TELECOMMUNICATIONS AND ELECTRICAL EQUIPMENT PLAN:

               (1)  All telephone outlets required;

               (2) All electrical outlets required; note non-standard power devices and/or related equipment;

               (3) All electrical requirements associated with plumbing fixtures or equipment; append product data for all equipment requiring special power, temperature control or plumbing considerations;

               (4)  Location of telecommunications equipment and conduits; and

               (5) Components and design of Tenant's Equipment (including associated equipment) as installed, in sufficient detail to evaluate weight, bearing requirements, wind-load characteristics, power requirements and the effects on Building structure, moisture resistance of the roof membrane and operations of pre-existing telecommunications equipment.

          DOOR SCHEDULE:

               (1) Provide a schedule of doors, sizes, finishes, hardware sets and ratings; and

               (2) Non-standard materials and/or installation shall be explicitly noted.

          HVAC:

               (1) Areas requiring special temperature and/or humidity control requirements;

               (2) Heat emission of equipment (including catalogue cuts), such as CRTs, copy machines, etc.;

               (3) Special exhaust requirements - conference rooms, pantry, toilets, etc.; and

               (4)  Any extension of system beyond demised space.

          ELECTRICAL:

               (1)  Special lighting requirements;

               (2) Power requirements and special outlet requirements of equipment;

               (3)  Security requirements;

               (4) Supplied telephone equipment and the necessary space allocation for same; and

     (5)  Any extensions of tenant equipment beyond demised space.

          PLUMBING:

               (1)  Remote toilets;

               (2)  Pantry equipment requirements;

               (3) Remote water and/or drain requirements such as for sinks, ice makers, etc.; and

               (4) Special drainage requirements, such as those requiring holding or dilution tanks.

          ROOF:

               Detailed plan of any existing and proposed roof equipment showing location and elevations of all equipment and all new penetrations through the roof including, but not limited to, plumbing, mechanical, and electrical services.

          SITE:

               Detailed plan, including fencing, pads, conduits, landscaping and elevations of equipment.

          SPECIAL SERVICES:

               Equipment cuts, power requirements, heat emissions, raised floor requirements, fire protection requirements, security requirements, and emergency power.

     (b) PLAN REQUIREMENTS. The Construction Documents shall be fully detailed and fully coordinated with each other and with existing field conditions, shall show complete dimensions, and shall have designated thereon all points of location and other matters, including special construction details and finish schedules. All drawings shall be uniform size and shall incorporate the standard electrical and plumbing symbols and be at a scale of 1/8" = 1'0" or larger. Materials and/or installation shall be explicitly noted and adequately specified to allow for Landlord review, building permit application, and construction. All equipment and installations shall be made in accordance with standard materials and procedures unless a deviation outside of industry standards is shown on the Construction Documents and approved by Landlord. To the extent practicable, a concise description of products, acceptable substitutes, and installation procedures and standards shall be provided. Product cuts must be provided and special mechanical or electrical loads noted. Landlord's approval of the plans, drawings, specifications or other submissions in respect of any work, addition, alteration or improvement to be undertaken by or on behalf of Tenant shall create no liability or responsibility on the part of Landlord for their completeness, design sufficiency or compliance with requirements of any applicable laws, rules or regulations of any governmental or quasi-governmental agency, board or authority.

     (c) DRAWING AND DOCUMENT PRODUCTION. Landlord shall provide Tenant with two (2) blackline drawings and one (1) CAD disk showing the Building and site outline, core walls and columns, together with corridor and demising wall location plans.

     (d) CHANGE ORDERS. The Construction Documents shall not be materially changed or modified by Tenant after approval by Landlord without the further approval in writing by Landlord, which approval shall not be unreasonably withheld or delayed. Landlord shall not be obligated to approve any change or modification of the Construction Documents which in Landlord's sole opinion shall cause any additional cost or expense to Landlord for which Tenant has not agreed to reimburse Landlord.

                                    EXHIBIT H

                         TENANT WORK INSURANCE SCHEDULE

     TENANT'S LIABILITY INSURANCE

     Tenant shall be responsible for requiring all Tenant Contractors doing construction or renovation work to purchase and maintain such insurance as shall protect it from the claims set forth below which may arise out of or result from any Tenant Work whether such Tenant Work is completed by Tenant or by any Tenant Contractor or by any person directly or indirectly employed by Tenant or any Tenant Contractor, or by any person for whose acts Tenant or any Tenant Contractor may be liable:

     1. Claims under workers' compensation, disability benefit and other similar employee benefit acts which are applicable to the Tenant Work to be performed.

     2. Claims for damages because of bodily injury, occupational sickness or disease, or death of employees under any applicable employer's liability law.

     3. Claims for damages because of bodily injury, or death of any person other than Tenant's or Tenant Contractor's employees.

     4. Claims for damages insured by usual personal injury liability coverage which are sustained (a) by any person as a result of an offense directly or indirectly related to the employment of such person by the Tenant or Tenant Contractor or (b) by any other person.

     5. Claims for damages, other than to the Tenant Work itself, because of injury to or destruction of tangible property, including loss of use therefrom.

     6. Claims for damages because of bodily injury or death of any person or property damage arising out of the ownership, maintenance or use of any motor vehicle.

     Such Tenant Contractors' Commercial General Liability Insurance shall include premises/operations (including explosion, collapse and underground coverage if such Tenant Work involves any underground work), elevators, independent contractors, completed operations, and blanket contractual liability on all written contracts, all including broad form property damage coverage.

     Tenant Contractors' Commercial General, Automobile, Employers and Umbrella Liability Insurance shall be written for not less than limits of liability as follows:

     a.   Commercial General Liability:
          Bodily Injury and Property Damage       As Required by EXHIBIT H-1.

     b.   Comprehensive Automobile Liability:
          Bodily Injury and Property Damage       $1,000,000 Each Person
                                                  $1,000,000 Each Occurrence

     c.   Employer's Liability:
          Each Accident                           $ 500,000
          Disease - Policy Limit                  $ 500,000
          Disease - Each Employee                 $ 500,000

     d.   Umbrella Liability:
          Bodily Injury and Property Damage       As Required by EXHIBIT H-1
                                                  (excess of coverages a, b & c
                                                  above)

     All subcontractors for such Tenant Contractors shall carry the same coverages and limits as specified above, unless different limits are specifically negotiated with Landlord.

     The foregoing policies shall contain a provision that coverages afforded under the policies shall not be canceled or not renewed until at least sixty
(60) days' prior written notice has been given to the Landlord. Certificates of Insurance showing such coverages to be in force shall be filed with the Landlord prior to the commencement of any Tenant Work and prior to each renewal. Coverage for Completed Operations must be maintained for three years following completion of the work and certificates evidencing this coverage must be provided to the Landlord.

     The minimum A.M. Best's rating of each insurer shall be A-/VII. Landlord shall be named as an Additional Insured under such Tenant Contractors' Commercial General and Umbrella Liability Insurance policies.

     Such Tenant Contractors' responsibilities include:

     - Insuring all materials, on an All Risks basis for the full replacement cost, in transit and until delivered to the project site;

     -    insuring all tools and equipment used in the installation process;

     - assuming costs within the deductible(s) if a property loss is caused by any Tenant Contractor's failure to take reasonable steps to prevent the loss; and

     - protecting the site to prevent both natural and man-caused (i.e., arson, theft, vandalism) losses.

PROPERTY INSURANCE LOSS ADJUSTMENT

     Any insured loss shall be adjusted with the Landlord and made payable to the Landlord, subject to any applicable mortgagee clause.

                                   EXHIBIT H-1

        TENANT CONTRACTOR AND SUBCONTRACTOR INSURANCE LIMIT REQUIREMENTS

                                                                 Trade Number for Limits
Division                     Trade Description                   Required
                                                                 (See Attached)
1.   Sitework                Earthwork                           3
                             Excavation                          5
                             Grading                             2
                             Paving                              2
                             Piling/Caisson                      3
                             Retention                           4

2.   Concrete                Formwork                            5
                             Precasts                            5
                             Structural                          5

3.   Masonry                 Masonry                             5

4.   Metal and
     Structural              Metal Deck                          4
                             Miscellaneous Metals                2
                             Structural Steel                    5

5.   Carpentry               Millwork                            2
                             Rough Carpentry                     2
                             Wood Doors                          2
6.   Moisture
     Protection              Caulking                            3
                             Dampproofing                        3
                             Roofing/Sheet Metal                 5
                             Waterproofing                       3

                                                                 Trade Number for Limits
Division                     Trade Description                   Required
                                                                 (See Attached)
7.   Doors, Windows
     and Glass               Curtainwall                         5
                             Glass, Glazing
                             and Aluminum                        3
                             Hardware                            1
                             Hollow Metal Work                   1

8.   Finishes                Acoustic                            2
                             Ceramic & Quarry                    2
                             Covering                            2
                             Lathe, Plaster & Drywall            2
                             Resilient Floor                     2
                             Paint & Vinyl Wall                  2

9.   Specialties             Access Flooring                     1
                             Partitions                          1
                             Toilet Accessories                  1

10.  Equipment               Crane Operations                    4

11.  Furnishings             Suppliers                           1

12.  Special
     Construction            Asbestos Abatement                  5
                             Blasting                            5

13.  Conveying
     Systems                 Elevators                           5
                             Escalators                          5
                             Conveyers                           3
                             Dumbwaiters                         3

14.  Mechanical              Fire Protection System              4
                             Plumbing                            4

                                                                 Trade Number for Limits
Division                     Trade Description                   Required
                                                                 (See Attached)
15.  HVAC                                                        5

16.  Electrical              Electrical                          5

17.  Demolition              More than 3 stories                 10
                             Three (3) stories or less           5

     General Contractor      Major Project                       50

     General Contractor      Performing the following            10
                             Work: (a) new construction
                             under 4 stories and less than
                             150,000 sq. ft.; (b)
                             construction contract up to
                             $15,000,000; and (c)
                             renovation less the 15% of
                             existing structure.

     Any unusual or specialized renovation or repair work undertaken by Tenant's General Contractor with respect to this Lease may require other limits of liability than those listed above. Landlord shall make any determination of revised liability limits in consultation with its risk management staff.

Contractor and Subcontractor Insurance Limit Requirements by Trade Number

     The following are Limits of Liability required depending on the Trade Number of the Contractor.

1.   $1,000,000 Each Occurrence
     $1,000,000 General Aggregate
     $1,000,000 Products & Completed Operations Aggregate

2.   $1,000,000 Each Occurrence
     $2,000,000 General Aggregate
     $2,000,000 Products & Completed Operations Aggregate

3.   $2,000,000 Each Occurrence

     $2,000,000 General Aggregate
     $2,000,000 Products & Completed Operations Aggregate
     $1,000,000 Umbrella Each Occurrence/Aggregate

     OR

     $1,000,000 Each Occurrence
     $2,000,000 General Aggregate
     $2,000,000 Products & Completed Operations Aggregate
     $2,000,000 Umbrella Each Occurrence/Aggregate

4.   $2,000,000 Each Occurrence
     $2,000,000 General Aggregate
     $2,000,000 Products & Completed Operations Aggregate
     $2,000,000 Umbrella Each Occurrence/Aggregate

     OR

     $1,000,000 Each Occurrence
     $2,000,000 General Aggregate
     $2,000,000 Products & Completed Operations Aggregate
     $3,000,000 Umbrella Each Occurrence/Aggregate

5.   $2,000,000 Each Occurrence
     $2,000,000 General Aggregate
     $2,000,000 Products & Completed Operations Aggregate
     $3,000,000 Umbrella Each Occurrence/Aggregate

     OR

     $1,000,000 Each Occurrence
     $2,000,000 General Aggregate
     $2,000,000 Products & Completed Operations Aggregate
     $4,000,000 Umbrella Each Occurrence/Aggregate

10.  $2,000,000 Each Occurrence
     $2,000,000 General Aggregate
     $2,000,000 Products & Completed Operations Aggregate
     $8,000,000 Umbrella Each Occurrence/Aggregate

     OR

     $1,000,000 Each Occurrence
     $2,000,000 General Aggregate
     $2,000,000 Products & Completed Operations Aggregate
     $9,000,000 Umbrella Each Occurrence/Aggregate

50.  $ 2,000,000 Each Occurrence
     $ 2,000,000 General Aggregate
     $ 2,000,000 Products & Completed Operations Aggregate
     $49,000,000 Umbrella Each Occurrence/Aggregate

     OR

     $ 1,000,000 Each Occurrence
     $ 2,000,000 General Aggregate
     $ 2,000,000 Products & Completed Operations Aggregate
     $50,000,000 Umbrella Each Occurrence/Aggregate

                                    EXHIBIT I

                               BASE BUILDING WORK

                                      PLANS

ARCHITECTURAL                                                        DATE ISSUED
A0.00   General Notes & Drawing Index                                    12/2/03

D1.01   Demolition Plans                                                11/21/03
D1.02   Roof Demolition Scope                                           11/12/03
D1.03   Slab Demolition - Alternate                                     11/21/03

A1.00   Life Safety Plans                                                12/2/03
A1.01   Level One                                                        12/2/03
A1.02   Level Two                                                       11/21/03
A1.03   Roof Plan                                                        12/2/03

A2.01   Level One Reflected Ceiling Plan                                11/12/03
A2.02   Level Two Reflected Ceiling Plan                                11/21/03

A3.01   Exterior Elevations                                             11/21/03

A4.21   Exterior Details                                                11/21/03
A4.22   Canopy Details                                                  11/21/03
A4.41   Window Types                                                    11/21/03

A5.01   Stair and Elevator Sections                                     11/21/03
A5.02   Stair Section                                                   11/21/03
A5.03   Stair and Elevator Details                                      11/12/03

A6.01   Enlarged Floor Plans & Interior Elev.                            12/2/03
A6.02   Toilet Room Elevations                                          11/21/03
A6.10   Interior Details                                                11/21/03

A7.01   Door and Frame Types                                             12/2/03
A7.02   Door Details                                                    11/21/03
A7.11   Partition Types, Details and Notes                               12/2/03

A8.01   Finish Schedule and Legend                                      11/21/03

STRUCTURAL

S0.1    General Notes 1                                                 11/12/03
S0.2    General Notes 11                                                11/12/03

S1.1    Foundation Plan                                                 11/21/03

S1.2    Existing Second Floor Framing Plan                               12/2/03
S1.3    Existing Roof Framing Plan                                       12/2/03
S1.4    New Dunnage Framing Plan                                        11/21/03

S3.1    Typical Concrete Section & Det. 1                               11/21/03

S4.1    Typical Steel Sections & Det. II                                11/12/03

S5.1    Foundation Sections                                             11/21/03
S5.2    Sections and Details                                             12/2/03

FIRE PROTECTION

FP0.01  Fire Protection Leg. & Diag Sheet                               11/12/03

FP1.01  Fire Protection Level 1 Floor Plan                              11/21/03
FP1.02  Fire Protection Level 2 Floor Plan                              11/21/03

FIRE ALARM

FA0.01  Fire Alarm Leg. & Diagrams Sheet                                11/12/03

FA1.01  Fire Alarm Level 1 Floor Plan                                   11/21/03
FA1.02  Fire Alarm level 2 Floor Plan                                   11/21/03

PLUMBING

P0.01   Plumbing Legend, Diag. & Part Plans                             11/21/03

P1.01   Plumbing First Floor Plan                                       11/21/03
P1.02   Plumbing Second Floor Plan                                      11/21/03
P1.03   Plumbing Roof Plan                                              11/21/03

ELECTRICAL

E0.01   Electrical Legend, Notes and Schedules                          11/21/03
E0.02   Electrical Site Plan and Details                                11/21/03

E1.01   Electrical Level One Lighting & Power F                         11/21/03
E1.02   Electrical Level Two Lighting & Power F                         11/21/03
E1.03   Electrical Roof Plan                                            11/21/03

E2.01   Electrical Existing Distribution Riser Dia                      11/21/03
E2.02   Electrical New Distribution Riser Diag.                         11/21/03
E2.03   Electrical Schedules                                            11/21/03

HVAC

H0.01   HVAC Legend and General Notes                                   11/12/03
H0.02   HVAC Schedules                                                  11/21/03
H0.03   HVAC Details                                                    11/21/03
H0.04   HVAC Hot Water Flow Diagram                                     11/21/03

H1.01   HVAC First Floor Demolition Plan                                11/21/03
H1.02   HVAC First Floor Ductwork Plan                                  11/21/03

H2.01   HVAC Second Floor Demolition Plan                               11/21/03
H2.02   HVAC Second Floor Ductwork Plan                                 11/21/03
H2.03   HVAC Second Floor Piping Plan                                   11/21/03

H3.01   HVAC Roof Demolition Plan                                       11/21/03
H3.02   HVAC New Work Plan (Option 1)                                   11/21/03
H3.02   HVAC New Work Plan (Option 2)                                   11/12/03

                                  SPECIFICATIONS

21 ERIE REALTY TRUST                                           November 25, 2003
Tsoi/Kobus & Associates, Inc., Architects, 23019-00

LATEST DATE                       TABLE OF CONTENTS
11/12/03                          Section 00330 - Existing Conditions
                                  Appendix: Geotechnical Information
                                  Appendix: Existing Hazardous Material Information
1997 Edition                      AIA A201 General Conditions of the Contract For Construction
11/12/03                          Section 00840 - Insurance Requirements
11/12/03                          Section 00880 - Computer File Transmittal Agreement
11/12/03                          Section 00938 - Requests for Information

                                  DIVISION 1 - GENERAL REQUIREMENTS
11/12/03                          Section 01100 - Summary
11/12/03                          Section 01116 - Engineering By Contractor
11/12/03                          Section 01150 - Air Quality
11/12/03                          Section 01200 - Price and Payment Procedures
11/12/03                          Section 01210 - Allowances
                                  Appendix: Schedule of Allowances
11/12/03                          Section 01230 - Alternates
11/12/03                          Section 01270 - Unit Prices
11/12/03                          Section 01300 - Administrative Requirements
11/12/03                          Section 01330 - Submittal Procedures
11/12/03                          Section 01360 - Safety
11/12/03                          Section 01400 - Quality Requirements
11/12/03                          Section 01452 - In Place Samples
11/12/03                          Section 01465 - Field Testing of Exterior Wall Assemblies
11/12/03                          Section 01480 - Remedial Work to Correct Errors
11/12/03                          Section 01500 - Temporary Facilities and Controls
11/12/03                          Section 01600 - Product Requirements
11/12/03                          Section 01700 - Execution Requirements
11/12/03                          Section 01733 - Cutting Requirements
11/12/03                          Section 01739 - Selective Demolition
11/12/03                          Section 01784 - Warranties
11/12/03                          Section 01892 - Renovation Requirements
11/12/03                          Section 01925 - Unknown Materials Procedures

                                  DIVISION 2 - SITE CONSTRUCTION

                                  DIVISION 3 - CONCRETE
11/25/03  Addendum 1              Section 03540 - Cementitious Underlayment

                                  DIVISION 4 - MASONRY
11/12/03                          Section 04065 - Masonry Mortar and Grout
11/12/03                          Section 04080 - Masonry Anchors and Reinforcing
11/12/03                          Section 04209 - Salvaged Masonry Units
11/12/03                          Section 04212 - Brick
11/12/03                          Section 04220 - Concrete Masonry
11/12/03                          Section 04810 - Unit Masonry Assemblies
11/12/03                          Section 04912 - Masonry Renovation
11/12/03                          Section 04913 - Masonry Restoration
11/12/03                          Section 04915 - Masonry Repointing
11/12/03                          Section 04930 - Cleaning Existing Masonry

                                  DIVISION 5 - METALS
11/12/03                          Section 05080 - Factory Applied Metal Coatings
11/12/03                          Section 05085 - Hot Dip Galvanizing

                            Table of Contents 1 of 3

21 ERIE REALTY TRUST                                           November 25, 2003
Tsoi/Kobus & Associates, Inc., Architects, 23019-00

11/12/03                          Section 05092 - Welding Metals
11/25/03  Addendum 1              Section 05430 - Slotted Channel Framing
11/12/03                          Section 05502 - Miscellaneous Metal Fabrications
11/12/03                          Section 05505 - Steel Lintels
11/12/03                          Section 05512 - Steel Stairs
11/12/03                          Section 05515 - Custom Steel Ladders
11/12/03                          Section 05522 - Steel Railings
11/12/03                          Section 05592 - Elevator Metals
11/12/03                          Section 05750 - Ornamental Metal Canopy Supports
11/12/03                          Section 05752 - Counter Top Supports

                                  DIVISION 6 - WOOD AND PLASTICS
11/12/03                          Section 06062 - Interior Wood Types
11/12/03                          Section 06082 - Shop Finishes For Interior Wood
11/12/03                          Section 06105 - Wood Blocking
11/12/03                          Section 06110 - Wood Framing
11112/03                          Section 06162 - Wood Sheathing
11/12/03                          Section 06416 - Plastic Laminate Counter Tops
11/12/03                          Section 06452 - Interior Standing and Running Trim
11/12/03                          Section 06605 - Solid Surfacing Fabrications

                                  DIVISION 7 - THERMAL AND MOISTURE PROTECTION
11/12/03                          Section 07162 - Cementitious Waterproofing
11/12/03                          Section 07210 - Building Insulation
11/12/03                          Section 07260 - Vapor Retarders
11/12/03                          Section 07263 - Under Slab Vapor Retarder
11/12/03                          Section 07270 - Air Barrier System
11/12/03                          Section 07414 - Metal Wall Panels
11/12/03                          Section 07462 - Vinyl Siding
11/12/03                          Section 07535 - Single Ply Roof System
11/12/03                          Section 07599 - Roof Maintenance and Repairs
11/12/03                          Section 07602 - Sheet Metal Types
11/12/03                          Section 07652 - Flashings Built Into Walls
11/25/03  Addendum 1              Section 07662 - Interior Leak Protection
11/12/03                          Section 07712 - Roof Specialties
11/12/03                          Section 07716 - Custom Roof Edges
11/12/03                          Section 07723 - Ventilation Penthouse
11/12/03                          Section 07810 - Applied Fireproofing
11/12/03                          Section 07842 - Fire Stops and Smoke Stops
11/12/03                          Section 07912 - Compressible Fillers
11/12/03                          Section 07922 - Joint Sealers

                                  DIVISION 8 - DOORS AND WINDOWS
11/12/03                          Section 08110 - Steel Doors and Frames
11/12/03                          Section 08212 - Flush Wood Doors
11/12/03                          Section 08310 - Access Doors and Panels
11/12/03                          Section 08405 - Aluminum Entrances
11/12/03                          Section 08412 - Aluminum Store Fronts
11/12/03                          Section 08520 - Aluminum Windows
11/25/03  Addendum 1              Section 08633 - Glazed Canopy Assembly
11/12/03                          Section 08812 - Interior Glass
11/12/03                          Section 08813 - Exterior Glass
11/12/03                          Section 08830 - Mirrors

                            Table of Contents 2 of 3

21 ERIE REALTY TRUST                                           November 25, 2003
Tsoi/Kobus & Associates, Inc., Architects, 23019-00

                                  DIVISION 9 - FINISHES
11/12/03                          Section 09105 - Interior Light Gage Steel Framing
11/12/03                          Section 09230 - Plaster Fabrications
11/12/03                          Section 09252 - Gypsum Board
11/12/03                          Section 09254 - Interior Cement Board
11/12/03                          Section 09263 - Gypsum Shaft Wall
11/12/03                          Section 09302 - Tile
11/25/03  Addendum 1              Section 09510 - Acoustical Ceilings
11/12/03                          Section 09513 - Interior Metal Ceilings
11/12/03                          Section 09605 - Finish Floor Transitions
11/12/03                          Section 09609 - Subfloor Preparation
11/12/03                          Section 09652 - Resilient Base
11/12/03                          Section 09655 - Resilient Tile Flooring
11/12/03                          Section 09658 - Resilient Stair Finish
11/12/03                          Section 09822 - Acoustical Insulation
11/12/03                          Section 09825 - Acoustical Seals
11/12/03                          Section 09910 - Painting
11/12/03                          Section 09917 - Interior Variegated Paint
11/12/03                          Section 09919 - Repainting

                                  DIVISION 10 - SPECIALTIES
11/12/03                          Section 10160 - Metal Toilet Compartments
11/12/03                          Section 10210 - Wall Louvers
11/12/03                          Section 10440 - Interior Signage
11/12/03                          Section 10522 - Fire Extinguishers
11/12/03                          Section 10607 - Interior Chain Link Fence Partitions
11/12/03                          Section 10810 - Toilet Accessories

                                  DIVISION 11 - EQUIPMENT

                                  DIVISION 12 - FURNISHINGS
11/25/03  Addendum 1              Section 12482 - Entrance Mats

                                  DIVISION 13 - SPECIAL CONSTRUCTION

                                  DIVISION 14 - CONVEYING SYSTEMS
11/12/03                          Section 14240 - Hydraulic Elevator

                                  DIVISION 15 - MECHANICAL
11/12/03                          Section 15300 - Fire Protection & Narrative
11/21/03  Addendum 1              Section 15400 - Plumbing
11/12/03                          Section 15500 - HVAC

                                  DIVISION 16 - ELECTRICAL
11/12/03                          Section 16000 - Electrical
11/12/03                          Section 16700 - Fire Alarm

                                  End of Contents

                            Table of Contents 3 of 3

                                     EXHIBIT J

                               TENANT RELATED WORK

1.   Passenger elevator, shaft, and elevator machine room
2.   Tenant entry stairs in the lobby along Erie Street
3.   Service (back) stairs in the service lobby along Waverly Street
4.   Fence enclosures in first floor mechanical room along Merriam Street
5.   Rooftop HVAC units servicing the Premises tied into existing ductwork
6. Electrical service from the NSTAR vault to the electrical room in the Storage room on the 2nd floor of the Premises
7. New (future) mechanical shafts from the roof, through the Premises to the 1st floor
8. Structural infill at the 2nd floor of the Premises where the former entry stairs were located

                                    EXHIBIT L

                               FINISH WORK LETTER

All Finish Work shall be constructed in accordance with the provisions of
Section 10.05 of the Lease and this Finish Work Letter, which is incorporated into the Lease by reference.

L.1 CONSTRUCTION DOCUMENTS. Tenant shall prepare, at Tenant's expense (subject to reimbursement from the Finish Work Allowance under Section L.2), Construction Documents (as defined in Section 10.05 of the Lease) for the Finish Work.

     In accordance with and subject to the provisions of Section 10.05, Landlord shall approve all of the Finish Work on the Construction Documents.

     Landlord has approved, Olson, Lewis & Dioli as Tenant's Architect (as defined in Section 10.05 of the Lease) for the Finish Work. If an architect other than Landlord's architect is selected by Tenant, Tenant shall provide a letter from such architect to Landlord stating that the architect has carefully reviewed the requirements of this Exhibit L, of Section 10.05 of the Lease, of any design manual or handbook provided to Tenant by Landlord with respect to the Finish Work, and of any Finish Work design schedule, and that the architect will comply with all such requirements including without limitation the submission deadlines stated in any Finish Work design schedule. Tenant shall also retain the services of the electrical and mechanical engineers engaged by Landlord for the Base Building Work, as well as Landlord's structural engineer if any portion of Finish Work affects structural components of the Building. Even though such engineers (and architect if Tenant engages Landlord's architect) have been otherwise engaged by Landlord in connection with the Base Building Work, Tenant shall be solely responsible for the liabilities and expenses of all architectural and engineering services relating to the Finish Work (subject to reimbursement from the Finish Work Allowance) and for the adequacy and completeness of the Construction Documents submitted to Landlord. The Construction Documents shall provide for the uniform exterior appearance of the Building, including without limitation the use of Building standard window blinds and Building standard light fixtures within 15 feet of each exterior window.

     L.2 FINISH WORK ALLOWANCE. Landlord shall provide Tenant with an allowance for the costs ("Allowance Costs") of constructing Finish Work in the Premises for Tenant's initial occupancy (including, without limitation, architectural and engineering fees with respect thereto up to a maximum amount in the aggregate equal to $5.00 per rentable square foot of the Premises) in an amount not to exceed $1,541,045 (the "Finish Work Allowance"). Notwithstanding the foregoing or anything in the Lease to the contrary, up to $50,000 of the Finish Work Allowance may be used for dismantling, moving, and reusing certain equipment from Tenant's existing facility to and in the Premises and for communications and computer cabling. All construction and design costs for the Premises in excess of the Finish Work Allowance shall be paid for entirely by Tenant, and Landlord shall not provide any reimbursement therefor.

     Landlord shall disburse the Finish Work Allowance at the time and in the manner hereinafter described. For each disbursement, Tenant shall submit a requisition package to Landlord, with an itemization of the costs being requisitioned, a certificate by an officer of Tenant that all such costs are Allowance Costs and have been incurred and paid for (unless Tenant elects for payment directly to Tenant's Contractor or Architect, as set forth below) by Tenant, and appropriate back-up documentation including, without limitation, lien releases to the extent available pursuant to applicable law (in a form approved by Landlord), and paid invoices and bills (from the previous disbursement if Tenant elects for payment directly to Tenant's Contractor or Architect). The final requisition package shall further include an executed estoppel letter under the Lease and an original certificate of occupancy (provided that if a certificate of occupancy is unavailable at the time of Tenant's final requisition solely on account of the status of any Base Building Work, Tenant shall supply a final certificate of occupancy when it becomes available). At Tenant's election, Landlord shall make disbursements to Tenant and Tenant's Contractor or (with respect to amounts on account of architectural fees) Tenant's Architect. All disbursements shall be made by Landlord within thirty (30) days of Landlord's receipt of Tenant's complete requisition package. Prior to the first disbursement of the Finish Work Allowance, Tenant shall provide Landlord with information as reasonably requested by Landlord to substantiate the complete cost of the Finish Work, such as a certified budget reasonably acceptable to Landlord, (such information, the "CONSTRUCTION BUDGET") and shall provide Landlord with any changes thereto within two (2) business days following any change (such approved costs and expenses, the "CONSTRUCTION EXPENSES"). The Finish Work Allowance shall be payable by Landlord to Tenant on a progress payment basis (but not more frequently than monthly) following the Delivery Date in an amount equal to "LANDLORD'S SHARE" (defined below) of Construction Expenses when and as actually paid (or incurred, if Tenant elects to make payments directly to Tenant's Contractor or Architect) by Tenant. Landlord and Tenant agree that both shall make payment of their respective obligations for the Construction Expenses on a proportionate basis as described below; and after Landlord's disbursement of the Finish Work Allowance, Tenant shall be financially responsible for all remaining Construction Expenses for Tenant's Finish Work. "Landlord's Share" shall mean the fraction (expressed as a percentage), the numerator of which is the entire amount of the Finish Work Allowance and the denominator of which is the entire amount of such Construction Expenses. "TENANT'S EXCESS IMPROVEMENTS COST" means the amount (if a positive number) of the costs paid by Tenant to construct the Finish Work less the Finish Work Allowance. In no event shall Landlord be required to pay more than the Finish Work Allowance. Tenant shall be entitled to a credit against Base Rent if the Finish Work Allowance exceeds the total Construction Expenses required to be funded by Landlord pursuant to this Section L.2, but in any event such credit shall not exceed $10.00 per square foot of the Premises in the aggregate.

     L.3 FINISH WORK. Finish Work in the Premises shall be constructed by Tenant in accordance with, and subject to, the provisions of Section 10.05 of the Lease. Landlord shall not be responsible for any aspects of the design or construction of Finish Work, the correction of any defects therein, or any delays in the completion thereof.

     L.4. [Intentionally omitted]

     L.5 FINISH WORK CHANGE ORDERS. Tenant may, from time to time, by written order to Landlord on a form specified by Landlord ("Finish Work Change Order"), request a change in the Finish Work shown on the Construction Documents, subject to Landlord's approval as set forth below. The Construction Documents shall not be modified in any material respect except with Landlord's prior written approval; and all modifications to the Construction Documents, whether material or not, shall be made only by Finish Work Change Order submitted to Landlord and approved by Landlord under Section L.6.

     L.6 PERFORMANCE OF FINISH WORK BY TENANT. No Finish Work shall be performed except in accordance with the Construction Documents, and any Finish Work Change Orders, approved by Landlord. Landlord may delete from the Construction Documents and any Finish Work Change Order, and need not cause to be performed, any items or aspects of Finish Work which in Landlord's reasonable judgment (i) would delay Base Building Work, (ii) would materially increase the cost of operating the Building or performing any other work in the Building (for the purpose of this clause, "materially" means increases in cost in the aggregate of at least $10,000), (iii) are incompatible with the design, quality, equipment or systems of the Building, (iv) would require unusual expense to readapt the Premises to general purpose office use or (v) otherwise do not comply with the provisions of this Lease (including, without limitation, Section 10.05). By its execution of the Lease, and submission of any Construction Documents and Finish Work Change Orders, Tenant will be deemed to have approved of, and shall be legally responsible for, such Construction Documents and Finish Work Change Orders. Tenant shall be responsible for building standard costs of Building services or facilities (such as electricity, HVAC, and cleaning) required to implement the Finish Work.

     L.7 ACCEPTANCE OF EXISTING WORK. Tenant has inspected, and is satisfied with, the "as is" condition of the Premises and the elements of Base Building Work to be constructed therein, as more particularly described on Exhibits I and J of this Lease.

     L.8 TENANT PAYMENTS. All payments required to be made by Tenant under this Finish Work Letter (e.g. other than costs of the Finish Work subject to reimbursement out of the Finish Work Allowance), whether to Landlord or to third parties, shall be deemed "Additional Rent" for purposes of Section 4.02 of the Lease.

     L.9 TENANT'S AUTHORIZED REPRESENTATIVE. Tenant's Authorized Representative is Johan van Walsem and shall have full power and authority to act on behalf of Tenant on any matters relating to Finish Work.

     L.10 ENTRY PRIOR TO COMMMENCEMENT. If and as long as Tenant does not interfere in any material way with the construction of the Base Building Work, including the Tenant Related Work (by causing disharmony, scheduling or coordination difficulties, etc.), Tenant may, with prior approval of Landlord (which shall not be unreasonably withheld), and at Tenant's sole risk and expense, enter the Premises prior to the Term Commencement Date for the purpose of commencing the Finish Work. Upon completion of the Construction Documents for Tenant's Finish Work, Landlord, Tenant, Landlord's contractor, and Tenant's Contractor shall meet to prepare a schedule to coordinate the Base Building Work and the Finish Work in a manner so that all such work can be completed in an expeditious and efficient manner (the "Coordination Schedule").

     Prior to the Term Commencement Date Tenant shall comply with and perform, and shall cause its employees, agents, contractors, subcontractors, material suppliers and laborers to comply with and perform, all Tenant's obligations under this Lease except the obligations to pay Base Rent and Additional Rent and other charges and other obligations the performance of which would be clearly incompatible with the installation of Finish Work.

     Any Tenant Contractor (or any employee or agent of Tenant) performing any work in the Premises prior to the Delivery Date shall be subject to all of the terms, conditions and requirements of the Lease. Neither Tenant nor any Tenant Contractor shall interfere in any way with construction of, nor damage, the Base Building Work, and shall do all things reasonably requested by Landlord to expedite construction of the Base Building Work, consistent with the Coordination Schedule. Without limitation, Tenant shall require each Tenant Contractor to adjust and coordinate any work or installation in or to the Premises to meet the schedule or requirements of other work being performed by or for Landlord throughout the Property which shall in all cases have precedence. If Tenant or any Tenant Contractor fails so to adjust to the schedule or requirements of Landlord, then such failure shall constitute Tenant Delay (as hereafter defined). Neither Tenant nor any Tenant Contractor shall cause any labor disharmony with Landlord's contractor, and Tenant shall be responsible for all costs required to produce labor harmony in connection with an entry under this Section and shall comply with any provisions of the Lease governing labor harmony. In all events, Tenant shall indemnify the Indemnitees in the manner provided in Section 9.02 of the Lease against any claim, loss or cost arising out of any interference with, or damage to, the Base Building Work or any other work at the Property or any increase in the cost thereof on account in whole or in part of any act, omission, neglect or default by Tenant or any Tenant Contractor. Without limiting the generality of the foregoing, to the extent that the commencement or performance of Base Building Work is delayed on account in whole or in part of any act, omission, neglect, or default by Tenant or any Tenant Contractor, then such delay shall constitute a Tenant Delay as provided herein.

     Any requirements of any such Tenant Contractor for services from Landlord or Landlord's contractor, such as hoisting, electrical or mechanical needs, shall be paid for by Tenant (from the Finish Work Allowance to the extent available pursuant to Section L.2) and arranged between such Tenant Contractor and Landlord or Landlord's contractor. Should the work of any Tenant Contractor depend on the installed field conditions of any item of the Base Building Work, such Tenant Contractor shall ascertain such field conditions after installation of such item of the Base Building Work. Neither Landlord nor Landlord's contractor shall ever be required or obliged to alter the method, time or manner for performing any of the Base Building Work, or work elsewhere on the Property, on account of the work of any such Tenant Contractor; however, Landlord and Landlord's contractor shall utilize reasonable efforts to cause such work to be performed consistent with the Coordination Schedule. Should Landlord's contractor, including subcontractors working under such contractor, damage or delay the work of any Tenant Contractor, then such Tenant Contractor, by entering on the Premises, shall be deemed to have agreed not to prosecute any claim against Landlord, but shall look solely to Landlord's contractor (or such contractor's subcontractors) that allegedly caused the damage or delay. If any such Tenant Contractor ever makes a claim against any Indemnitee (as such term is defined in Section 9.02) directly, then Tenant shall indemnify such Indemnitee in the manner provided in the Lease against such claim so long as such Tenant Contractor's loss was not caused solely and directly by the negligence or willful and wrongful act of such Indemnitee. Tenant shall cause each Tenant Contractor performing work on the Premises to clean up regularly and remove its debris from the Premises and Property. If any Tenant Contractor fails so to clean up, then Landlord may cause its contractor to clean up and remove debris, and Tenant shall pay all costs (including administrative costs) of such cleanup and removal.

     L.11. TENANT DELAYS. A delay in the commencement, performance or completion of the Base Building Work as a result of any of the following is referred to as a "TENANT DELAY":

          (i) any request by Tenant that Landlord delay the commmencement of, or suspend the performance of, any Base Building Work (it being agreed that Landlord is not required to comply with such request and may decline to comply therewith in its sole discretion), or

          (ii) any other act or omission of Tenant, any Tenant Contractor (as defined in Section 10), or any of their officers, employers, agents, or contractors.

     For each day of Tenant Delay that causes the Delivery Date to occur after February 1, 2004, the Delivery Date and Rent Commencement Date and Tenant's obligation to pay Rent and additional charges shall be accelerated accordingly.

                                    EXHIBIT M

                                 INITIAL WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.

                          COMMON STOCK PURCHASE WARRANT

Warrant No.__________                                     Number of Shares 5,000

                                 METABOLIX, INC.

                          COMMON STOCK PURCHASE WARRANT

                          Void Unless Exercised Before
               the Ten-Year Anniversary of Term Commencement Date


     1. ISSUANCE. This Warrant is issued to 21 Erie Realty Trust by Metabolix, Inc., a Delaware corporation (hereinafter with its successors called the "Company"). This Warrant is issued in connection with that certain lease agreement, dated as of December 29, 2003, by and among the Company and 21 Erie Realty Trust (the "Lease Agreement").

     2. PURCHASE PRICE; NUMBER OF SHARES. Subject to the terms and conditions hereinafter set forth, the registered holder of this Warrant (the "Holder"), commencing on the Term Commencement Date (as defined in the Lease Agreement), is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the office of the Company, 303 Third Street, Cambridge, Massachusetts 02142, or such other office as the Company shall notify the Holder of in writing, to purchase from the Company at a price per share (the "Purchase Price") of $2.70, fully paid and nonassessable shares of Common Stock, $.01 par value, of the Company (the "Common Stock"). Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

     3. PAYMENT OF PURCHASE PRICE. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, (iii) through delivery by the Holder to the Company of other securities issued by the Company, with such securities being credited against the Purchase Price in an amount equal to the fair market value thereof, as determined in good faith by the Board of Directors of the Company (the "Board"), or (iv) by any combination of the foregoing. The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of any securities the Holder may wish to deliver to the Company pursuant to clause (iii) above.

     4. NET ISSUE ELECTION. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                X = Y (A-B)
                                    -------
                                       A

where

               X = the number of shares to be issued to the Holder pursuant to this Section 4.

               Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

               A = the fair market value of one share of Common Stock, as determined in good faith by the Board, as at the time the net issue election is made pursuant to this Section 4.

               B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Common Stock.

     5. PARTIAL EXERCISE. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

     6. ISSUANCE DATE. The person or persons in whose name or names any, certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

     7. EXPIRATION DATE. Unless terminated sooner as provided in Section 10, this Warrant shall expire at the close of business on the ten-year anniversary of the Term Commencement Date, and shall be void thereafter.

     8. RESERVED SHARES; VALID ISSUANCE. The Company covenants that it will at all times from and after the Term Commencement Date reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

     9. DIVIDENDS. If, after the Term Commencement Date, the Company shall subdivide the Common Stock, by split-up or otherwise, or combine the Common Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

     10. MERGERS AND RECLASSIFICATIONS. If after the Term Commencement Date there shall be any (x) reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or (y) any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock), or (z) any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company, then, as a condition of such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. Notwithstanding the foregoing, if, in connection with any consolidation, merger, sale or conveyance described in clauses (y) or (z), above, the Company shall be required to cause this Warrant to be terminated prior to the consummation of such transaction, the Company shall provide written notice of such termination event to the Holder and this Warrant shall terminate on the date that is 30 days after the date of such notice to the Holder, and shall be void thereafter.

     11. FRACTIONAL SHARES. In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this Section 11, be entitled to receive a fractional share of Common Stock, then the Company shall pay to the Holder, in cash or by check, the cash value of such fractional share, based upon the fair market value of one share of Common Stock as of the date of exercise, as determined in good faith by the Board.

     12. CERTIFICATE OF ADJUSTMENT. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

     13.  NOTICES OF RECORD DATE, ETC. In the event of:

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

          (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, capital reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 5 business days (unless a longer period is required pursuant to the terms of Section 10, above) prior to the date specified in such notice on which any such action is to be taken.

     14. INVESTMENT REPRESENTATIONS. By accepting this Warrant, the Holder represents and warrants that (a) the Holder is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, (b) the Holder is acquiring the Warrant for its own account, and not with a view to distribution or resale in violation of the Securities Act of 1933, and (c) the Holder will not sell or transfer the Warrant without registration under applicable federal and state securities laws, or the availability of exemptions therefrom, and then, only in accordance with Section 16 hereof.

     15. AMENDMENT. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the Holder.

     16.  WARRANT REGISTER; LOST WARRANT, ETC.

          A. The Company will maintain a register containing the name and address of the registered Holder of this Warrant. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at its address as shown on the warrant register.

          B. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company.

          C. Subject to (i) the prior written consent of the Company, which consent shall not be unreasonably withheld, provided, however, that in no event shall the Company's consent be required in connection with the transfer of this Warrant with respect to all or any of the shares purchasable hereunder in connection with a sale or financing of the premises described in the Lease Agreement, and (ii) compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, for transfer of this Warrant as an entirety by the Holder in accordance with this Section 16, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer in accordance with this
Section 16 with respect to a portion of the shares of Common Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

     17. NO IMPAIRMENT. The Company will not, by amendment of its Amended and Restated Certificate of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder; provided, however, that the Company may cause this Warrant to be terminated as provided in Section 10.

     18. GOVERNING LAW. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts without regard for the conflict of laws principles therein.

     19. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

     20. BUSINESS DAYS. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in Massachusetts, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                               METABOLIX, INC.

Dated:
      -----------------, 2004
                                               By:
                                                  ------------------------------
                                               Name: Dr. James Barber
                                               Title: President


(Corporate Seal)


Attest:

--------------------------------------

                                  SUBSCRIPTION
                   (To be signed only on exercise of Warrant)

To: Metabolix, Inc.                             Date:_____________________

     The undersigned hereby subscribes for ________ shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

                                               ------------------------------
                                               Signature

                                               ------------------------------
                                               Name for Registration

                                               ------------------------------
                                               Mailing Address


                            NET ISSUE ELECTION NOTICE

To:____________                                 Date:_____________________


     The undersigned hereby elects under Section 4 to surrender the right to purchase _________ shares of Common Stock pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.


                                               ------------------------------
                                               Signature

                                               ------------------------------
                                               Name for Registration

                                               ------------------------------
                                               Mailing Address

                                   ASSIGNMENT
                   (To be signed only on transfer of Warrant)

     For value received ____________________________ hereby sells, assigns and transfers unto _________________________________________

_____________________________________________________________________
 (Please print or typewrite name and address of Assignee)

_____________________________________________________________________
the right represented by the within Warrant, and does hereby irrevocably constitute and appoint ____________________ its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:__________________


                                               _______________________________

In the Presence of:


_________________________

                                    EXHIBIT N

                                FIRST OFFER SPACE

[Diagram of the first floor.]

                                    EXHIBIT O

                           TERMINATION PAYMENT EXAMPLE

Assuming a brokerage commission of $550,000, with a termination date on the last day of the 5th Lease Year, and no increases in CPI over the term of the lease up to the termination date, the Termination Payment would be calculated as follows:

(1) The Finish Work Allowance of $1,585,980 amortized over 120 months without interest = $13,216.5 per month.

$13,216.5 per month x 60 months remaining in the Initial Term = $792,990 unamortized as of the termination date.

(2) The brokerage commission of $550,000 amortized over 120 months without interest = $4,583.33 per month.

$4,583.33 per month x 60 months = $275,000.

(3)$792,990 + $275,000 = $1,067,990

(4)(Then-effective Base Rent of $64,881 per month x 60)/15 = $259,524

(5)$1,067,990 plus $259,524 = Termination Payment of $1,327,514

(In any event, the Termination Payment will not be less than two times the monthly Base Rent).

                                    EXHIBIT P

                     STANDARD FORM OF CONSENT TO A SUBLEASE

                               CONSENT TO SUBLEASE
                                 21 ERIE STREET

     THIS CONSENT TO SUBLEASE ("Consent Agreement") dated as of________, 200_, is made with reference to that certain sublease (the "Sublease") dated ___________, 200_, by and between ___________, with an address at
___________("Tenant") and_________, with an address at _____________
("Subtenant"), and is entered into by and among 21 Erie Realty Trust, with an address in care of c/o Lyme Properties, LLC, 101 Main Street, 18th Floor, Cambridge, MA 02142 (together with its successors and assigns, "Landlord"), Tenant and Subtenant, with reference to the following facts:

     (A) Landlord and Tenant are the parties to that certain lease dated as of ___________, 200_ ("Master Lease") with respect to the Premises (as defined in the Master Lease) located in the building known as 21 Erie Street (the "Building");

     (B)  Tenant and Subtenant wish to enter into the Sublease;

     (C) The Master Lease provides, inter alia, that Tenant may not enter into the Sublease without Landlord's prior written consent;

          (D) Tenant and Subtenant have presented the fully executed Sublease (a true copy of which is attached hereto) to Landlord in connection with Tenant's request for such consent, upon all of the terms and conditions hereinafter appearing.

          NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

          1. Landlord hereby consents to Tenant entering into the Sublease upon the terms and conditions set forth below.

          2. This Consent shall not release Tenant from any existing or future duty, obligation or liability to Landlord pursuant to the Master Lease, nor shall this Consent change, modify or amend the Master Lease in any manner, notwithstanding anything to the contrary in the Sublease. Without limiting the generality of the foregoing, (a) this Consent shall not relieve Tenant from any requirement set forth in the Master Lease that Tenant obtain Landlord's prior written approval of any other subleases, assignments or other dispositions of Tenant's interest in the Master Lease or the Premises (except as may be expressly set forth in the Master Lease) or of Subtenant's interest in the Sublease or the demised premises thereunder, and (b) this Consent shall not constitute Landlord's consent to any alteration of the Premises.

            3. (a) In the event of a Master Lease Termination (as hereinafter defined), at the written request and sole option of Landlord, Subtenant agrees to attorn to Landlord and to recognize Landlord as Subtenant's landlord under the Sublease, upon the terms and conditions and at the rental rate specified in the Sublease, and for the then remaining term of the Sublease, except that Landlord shall not be bound by any provision of the Sublease that in any way increases Landlord's duties, obligations or liabilities to Subtenant beyond those owed to Tenant under the Master Lease or by any provision that grants or attempts to grant Subtenant any rights, privileges or benefits greater than those possessed by Tenant under the Master Lease. Subtenant hereby waives any provisions of applicable law that may permit Subtenant (i) to terminate the Sublease other than pursuant to its terms or (ii) to surrender possession of the subleased premises in the event of a Master Lease Termination; and Subtenant hereby agrees that the Sublease shall not be affected in any way whatsoever by a Master Lease Termination in the event Landlord requests Subtenant's attornment to and recognition of Landlord except as set forth herein. In the event of a Master Lease Termination as to which Landlord does not so request Subtenant's attornment to and recognition of Landlord as set forth above, the Sublease shall terminate.

          In no event shall Landlord ever (i) be liable to Subtenant for any act, omission or breach of the Sublease by Tenant, (ii) be subject to any offsets or defense that Subtenant might have against Tenant, (iii) be bound by any rent or additional rent that Subtenant might have paid in advance to Tenant, or (iv) be bound to honor any rights of Subtenant in any security deposit placed by Subtenant except to the extent Tenant has specifically assigned and turned over such security deposit to Landlord as set forth below.

          Tenant hereby agrees that in the event of a Master Lease Termination, Tenant shall immediately pay or transfer to Landlord any security deposits, rent, or other sums then held by Tenant in connection with the subleasing of the Premises. Subtenant hereby agrees that under no circumstances whatsoever shall Landlord be held in any way responsible or accountable for any security deposit or any sums paid by Subtenant to Tenant except to the extent that Landlord has actually received such sums from Tenant and has acknowledged their source, and Subtenant shall have no claim to any security or other deposit made by Tenant under the Master Lease.

               (b) "Master Lease Termination" means any event that, by voluntary or involuntary act or by operation of law, might cause or permit the Master Lease (or Tenant's right to possess the Premises under the Master Lease) to be terminated, expire, be canceled, be foreclosed against, or otherwise come to an end, including but not limited to (1) a default by Tenant under the Master Lease or any of the terms and provisions hereof; (2) foreclosure proceedings brought by the holder of any mortgage or deed of trust to which the Master Lease is subject; (3) the termination of Tenant's leasehold estate by dispossession proceeding or otherwise; or (4) the expiration or termination of the Master Lease in accordance with its terms.

          4. Subtenant shall be liable to Landlord, jointly and severally with Tenant, to the extent of the obligations undertaken by or attributable to Subtenant under the Sublease, for the performance of Tenant's agreements under the Master Lease. Landlord may elect to receive directly from Subtenant all sums due or payable to Tenant by Subtenant pursuant to the Sublease, and upon receipt of Landlord's notice, Subtenant shall thereafter pay to Landlord any and all sums becoming due or payable under the Sublease and Tenant shall receive from Landlord a corresponding credit for such sums actually received by Landlord against any and all payments then owing from Tenant under the Master Lease. Neither the service of such written notice nor the receipt of such direct payments shall cause Landlord to assume any of Tenant's duties, obligations and/or liabilities under the Sublease, nor shall such event impose upon Landlord the duty or obligation to honor the Sublease in the event of a Master Lease Termination, nor subsequently to accept any purported attornment by Subtenant not elected by Landlord pursuant to Section 3(a) hereof.

          5. Subtenant hereby acknowledges that it is familiar with all of the terms and provisions of the Master Lease and agrees not to do or omit to do anything that would cause Tenant to be in breach of the Master Lease. Any such act or omission shall also constitute a breach of the Master Lease, and this Consent and shall entitle Landlord to recover any damage, loss, cost, or expense that it thereby suffers from Tenant and Subtenant, jointly and severally. Without limiting the generality of the foregoing, Subtenant shall comply with and be subject to the provisions of the Master Lease regarding Tenant's insurance (to the extent the same relate to the subleased premises) and waivers of subrogation and, upon Landlord's request from time to time, shall provide Landlord with such evidence of such compliance. To the extent that any provision of the Sublease is inconsistent with the provisions of the Master Lease, Subtenant agrees that it shall be bound by any stricter provision set forth in the Master Lease.

          6. Tenant and Subtenant, jointly and severally, shall be liable to reimburse Landlord for any expenses, including reasonable attorneys' fees, incurred in enforcing any of the terms or provisions of this Consent.

          7. Tenant and Subtenant represent and warrant to Landlord that the copy of the Sublease attached hereto is a true and complete copy of the Sublease, that there are no other agreements (oral or written) between Tenant and Subtenant with respect to the subleased premises, and that no termination or modification of the Sublease will be binding upon Landlord unless Landlord shall have given its prior written consent thereto. If the Master Lease has been guaranteed, then Tenant shall deliver to Landlord a written approval of the Sublease and this Consent by each such guarantor.

          8. The agreements contained herein constitute the entire understanding between the parties with respect to the subject matter hereof, and shall supersede all prior agreements, written or oral. Tenant and Subtenant warrant and agree that neither Landlord nor any of its agents or other representatives have made any representations concerning the Premises, their condition, the Sublease, or the Master Lease.

          9. Notice required or desired to be given hereunder shall be effective either upon personal delivery or three (3) business days after deposit in the United States mail, by registered or certified mail, return receipt requested, addressed to parties at the addresses set forth in this Consent (and if no addresses are so listed, then to the Landlord at the address set forth in the Master Lease for the payment of rent, or to Tenant or Subtenant at the address of the Premises or of the subleased premises, respectively). Any party may change its address for notice by giving notice in the manner hereinabove provided.

          10. Neither the Master Lease, the Sublease nor this Consent shall be deemed, nor are they intended, to grant to Subtenant any rights whatsoever against Landlord. Subtenant hereby acknowledges and agrees that its sole remedy for any alleged or actual breach of its rights in connection with the Sublease shall be solely against Tenant. Subtenant acknowledges and agrees that it is not a third party beneficiary under the Master Lease and is not entitled to assert any of Tenant's rights thereunder against Landlord, whether in its own right or on behalf of Tenant.

          11. Tenant and Subtenant agree, jointly and severally, to indemnify and hold Landlord harmless from and against any loss, cost, expense, damage, or liability, including reasonable attorneys' fees, incurred as a result of a claim by any person or entity (i) that it is entitled to a commission, finder's fee or like payment in connection with the Sublease or
(ii) relating to or arising out of the Sublease or any related agreements or dealings.

          12. Tenant shall promptly pay Landlord's expenses incurred in connection with Tenant's request for consent of this Sublease, as and to the extent provided in the Master Lease.

          13. Landlord shall not be considered to have consented to the Sublease until this Consent is executed and delivered by Landlord, Tenant, and Subtenant and approved by the holder of any mortgage on the Building having a right to approve the Sublease. Any liability of Landlord to Tenant under or in connection with this Consent, and any liability of Landlord to Subtenant, including without limitation liability under or in connection with the Sublease or arising in any way from Subtenant's use or occupancy of the subleased premises, shall be limited to the same extent as Landlord's liability to Tenant is limited under the Master Lease.

     14. This Consent shall be binding upon and shall inure to the benefit of Landlord, Tenant, and Subtenant and their respective successors and permitted assigns.

     15. This Consent may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute a single agreement, and shall be governed by the laws of The Commonwealth of Massachusetts.

     EXECUTED under seal as of the date first written above.

                                        LANDLORD:

                                        21 ERIE REALTY TRUST

                                        By:
                                           --------------------------

                                        TENANT:

                                        METABOLIX, INC.

                                        By:
                                           --------------------------
                                               Name:
                                                    -----------------
                                               Title:
                                                     ----------------

                                        SUBTENANT


                                        -----------------------------
                                        Name:
                                        Title: